          As filed with the Securities and Exchange Commission on August 1, 2003
                                                Securities Act File No. 33-41694
                                        Investment Company Act File No. 811-6352
================================================================================
                       U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                    --------------
                                      FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 60                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 70                             [X]
                        (Check appropriate box or boxes)

                              ING SERIES FUND, INC.
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

                Kimberly Anderson                 With copies to:
              ING Investments, LLC             Philip H. Newman, Esq.
         7337 E. Doubletree Ranch Road         Goodwin Procter, LLP
              Scottsdale, AZ 85258                Exchange Place
         (Name and Address of Agent for          53 State Street
                    Service)                     Boston, MA 02109

                               ------------------------

 It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant       [X] On (September 30, 2003), pursuant to
    to paragraph (b)                           paragraph (a)(1)


[ ] On (date), pursuant to paragraph (b)   [ ] 75 days after filing pursuant to
                                               paragraph (a)(2)

[ ] 60 days after filing pursuant to       [ ] on (date), pursuant to paragraph
    paragraph (a)(1)                           (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                       CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement consists of the following papers and documents:

                                  Cover Sheet

                       Contents of Registration Statement

                                Explanatory Note

   Classes A, B and C shares Prospectus for ING Domestic Equity Funds and ING Strategic Allocation Funds, the Class I shares Prospectus for ING Domestic
  Equity Funds and ING Strategic Allocation Funds, the Class O Prospectus for
   ING Domestic Equity Funds and Class R Prospectus for ING Index Plus Funds,
                      all series of ING Series Fund, Inc.

              Statements of Additional Information for the Series
                                  Listed Above

                                     Part C

                                 Signature Page


                                EXPLANATORY NOTE

This Post-Effective Amendment No. 60 (this "Amendment") to the Registration Statement on Form N-1A for ING Series Fund, Inc. (the "Registrant") is being filed to update the information in the Registration Statement with respect to each series (the "Series") listed above. The Series have fiscal years that differ from those of the Registrant's other series. Therefore, with respect to such other series, this Amendment incorporates by reference:

     (1) The Registrant's Class O, Classes A, B and C, and Class I shares Prospectuses for each of the Registrant's series, each dated August 1, 2003, which were included in the Registrant's registration statement on Form N-1A and filed with the U.S. Securities and Exchange Commission ("SEC") on July 29, 2003.

     (2) The Registrant's Class O, Classes A, B and C, and Class I shares Prospectuses for each of the Registrant's series, each dated March 1, 2003, as supplemented on August 1, 2003, which were included in the Registrant's registration statement on Form N-1A and filed with the SEC on February 28, 2003.

     (3) The Registrant's Class O, Classes A,B,C and I shares Statements of Additional Information for each of the Registrant's series, each dated August 1, 2003, which were included in the Registrant's registration statement on Form N-1A and filed with the SEC on July 29, 2003.

     (4) The Registrant's Class O, Classes A,B,C and I shares Statements of Additional Information for each of the Registrant's series, each dated March 1, 2003, which were included in the Registrant's registration statement on Form N-1A and filed with the SEC on February 28, 2003.

       PROSPECTUS

    [GLOBE GRAPHIC]

       October 1, 2003


       Classes A, B and C
                                                  DOMESTIC EQUITY GROWTH FUNDS
                                                  ING Growth Fund
                                                  ING Small Company Fund
                                                  ING Technology Fund
                                                  DOMESTIC EQUITY INDEX FUNDS
                                                  ING Index Plus LargeCap Fund
                                                  ING Index Plus MidCap Fund
                                                  ING Index Plus SmallCap Fund
                                                  DOMESTIC EQUITY VALUE FUND
                                                  ING Value Opportunity Fund
                                                  DOMESTIC EQUITY AND INCOME
                                                  FUNDS
                                                  ING Balanced Fund
                                                  ING Growth and Income Fund
                                                  STRATEGIC ALLOCATION FUNDS
                                                  ING Strategic Allocation
                                                  Growth Fund
                                                  ING Strategic Allocation
                                                  Balanced Fund
                                                  ING Strategic Allocation
                                                  Income Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          4
    ING Small Company Fund                                   6
    ING Technology Fund                                      8

    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                            10
    ING Index Plus MidCap Fund                              12
    ING Index Plus SmallCap Fund                            14

    DOMESTIC EQUITY VALUE FUND
    ING Value Opportunity Fund                              16

    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       18
    ING Growth and Income Fund                              20

    STRATEGIC ALLOCATION FUNDS                              22
    ING Strategic Allocation Growth Fund                    25
    ING Strategic Allocation Balanced Fund                  26
    ING Strategic Allocation Income Fund                    27




    WHAT YOU PAY TO INVEST                                  29
    SHAREHOLDER GUIDE                                       34
    MANAGEMENT OF THE FUNDS                                 41
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      43
    MORE INFORMATION ABOUT RISKS                            44
    FINANCIAL HIGHLIGHTS                                    48
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth of capital.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY INDEX FUNDS

  ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY VALUE FUND

  ING's Value Opportunity Fund seeks growth of capital.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for long-term growth of capital.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want regular income and capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

STRATEGIC ALLOCATION FUNDS

  ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

  They may suit you if you:

  - are investing for the long-term -- at least five years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING Growth Fund                                        Growth of capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Small Company Fund                                 Growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Technology Fund                                    Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: AIC Asset Management, LLC


DOMESTIC          ING Index Plus LargeCap Fund                           Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index while maintaining
                                                                         a market level of risk

                  ING Index Plus MidCap Fund                             Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index while
                                                                         maintaining a market level of
                                                                         risk

                  ING Index Plus SmallCap Fund                           Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index,
                                                                         while maintaining a market
                                                                         level of risk


DOMESTIC          ING Value Opportunity Fund                             Growth of capital
EQUITY VALUE      Adviser: ING Investments, LLC
FUND              Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          ING Balanced Fund                                      Maximize total return with
EQUITY AND        Adviser: ING Investments, LLC                          reasonable safety of principal
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Growth and Income Fund                             Long-term growth of capital
                  Adviser: ING Investments, LLC                          and income
                  Sub-Adviser: Aeltus Investment Management, Inc.


STRATEGIC         ING Strategic Allocation Growth Fund                   Capital appreciation
ALLOCATION        Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Strategic Allocation Balanced Fund                 Provide total return (i.e.,
                  Adviser: ING Investments, LLC                          income and capital
                  Sub-Adviser: Aeltus Investment Management, Inc.        appreciation, both realized
                                                                         and unrealized)

                  ING Strategic Allocation Income Fund                   Provide total return
                  Adviser: ING Investments, LLC                          consistent with preservation
                  Sub-Adviser: Aeltus Investment Management, Inc.        of capital


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of companies in the information         Price volatility and other risks that accompany an
technology sector.                                        investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology sector.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to offer above-average growth potential.                  investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING GROWTH FUND                               Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stock.



In managing the Fund, the Sub-Adviser:



-Emphasizes stocks of larger companies, although Growth may invest in companies of any size.



-Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.



-Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 4      ING Growth Fund

                                                                 ING GROWTH FUND

--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

  1993    1994    1995    1996    1997    1998    1999     2000     2001     2002
  ----    -----   -----   -----   -----   -----   -----   ------   ------   ------
                  33.38%  21.26%  21.88%  37.51%  34.71%  -12.83%  -27.53%  -29.21%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:
                           4th quarter 1998:  23.26%
                           1st quarter 2001: -23.66%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                  5 YEARS                10 YEARS
                                                                  1 YEAR    (OR LIFE OF CLASS)     (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                 %  -33.26           -4.83                    5.35
Class A Return After Taxes on Distributions(2)                 %  -33.26           -6.34                    3.03
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                      %  -20.42           -3.58                    4.06
Class B Return Before Taxes(3)                                 %  -33.26          -13.86(1)                  N/A
Class C Return Before Taxes(4)                                 %  -30.47           -9.26(1)                  N/A
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(5)                                          %  -27.88           -3.84                    7.91(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is -12.99% for the period beginning March 1, 1999. Index return for Class C is -6.78% for the period beginning June 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies.



The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $250 million and $116.6 billion. The scope of the S&P SmallCap 600 Index and the Russell 2000 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $250 million and the largest company had a market capitalization of $900 million. At May 30, 2003, the smallest company in the Russell 2000 Index had a market capitalization of $1.2 billion and the largest company had a market capitalization of $116.6 billion.



- Companies with market capitalizations lower than companies included in the first two categories.



The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In managing the Fund, the Sub-Adviser:



- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.



- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.



- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.



- May invest, to a limited extent, in foreign stocks.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



Other risks include:



- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.



- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.



- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.



- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.



- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 6      ING Small Company Fund

                                                          ING SMALL COMPANY FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]

1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
----     -----    -----    -----    -----    -----    -----    -----    ----    ------
                  47.11%   12.79%   32.26%    1.12%   30.59%    7.44%   3.51%   -23.95%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:
                            1st quarter 2000:  28.46%
                            3rd quarter 2002: -19.35%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -28.33            1.03                  9.89
Class A Return After Taxes on Distributions(2)                  %   -28.33           -0.03                  6.66
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -17.39            0.37                  6.75
Class B Return Before Taxes(3)                                  %   -28.34            3.09(1)                N/A
Class C Return Before Taxes(4)                                  %   -25.29            0.26(1)                N/A
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %   -20.48           -1.36                  6.43(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is 0.75% for the period beginning March 1, 1999. Index return for Class C is -2.46% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING TECHNOLOGY FUND                                    AIC Asset Management, LLC

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks long-term capital appreciation.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



Companies in the information technology sector include companies that the Sub-Adviser considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:



- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.



- Telecommunications products and services.



- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.



- Data processing products and services.



- Financial services companies that collect or disseminate market, economic, and financial information.



- Internet companies and other companies engaged in, or providing products or services for, e-commerce.



The Sub-Adviser considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. The Sub-Adviser will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.



In selecting stocks for the Fund, the Sub-Adviser looks at a company's valuation relative to its potential long-term growth rate. The Sub-Adviser may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if the Sub-Adviser determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if the Sub-Adviser believes that another investment offers a better opportunity.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.



RISKS OF CONCENTRATION -- the Fund's investments are concentrated in the information technology sector. The Fund therefore may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.



INFORMATION TECHNOLOGY -- investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.



The Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



 8      ING Technology Fund

                                                             ING TECHNOLOGY FUND

--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                  The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                  [TOTAL RETURNS BAR GRAPH]

  1993    1994    1995    1996    1997    1998    1999    2000     2001     2002
  -----   -----   -----   -----   -----   -----   -----   -----   ------   ------
                                                                  -24.92%  -42.64%


(1) These figures are for the year ended December 31 of each year. The figure does not reflect sales charges and would be lower if it did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser. Formerly, Aeltus Investment Management, Inc., served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as sub-adviser since the Fund commenced operations.


            Best and worst quarterly performance during this period:
                            4th quarter 2001:  39.14%
                            3rd quarter 2001: -34.86%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -45.96           -38.97                  N/A
Class A Return After Taxes on Distributions(2)                  %   -45.96           -38.97                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   -28.22           -27.78                  N/A
Class B Return Before Taxes(3)                                  %   -46.05           -38.85                  N/A
Class C Return Before Taxes(4)                                  %   -44.12           -38.28                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   -40.27           -39.58(6)               N/A

(1) Class A, Class B and Class C shares commenced operations on March 1, 2000.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(6) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING Technology Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.



In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



 10      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                  [TOTAL RETURNS BAR GRAPH]

1993    1994     1995     1996     1997     1998     1999     2000      2001      2002
----    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                            32.12%   24.28%   -9.72%   -14.22%   -22.07%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:
                            4th quarter 1998:  22.40%
                            3rd quarter 2002: -17.40%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index"). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR     (OR LIFE OF CLASS)     (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -24.39            -0.79                   3.05
Class A Return After Taxes on Distributions(2)                  %   -24.66            -1.08                   2.11
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -14.97            -0.74                   2.03
Class B Return Before Taxes(3)                                  %   -26.51            -8.93(1)                 N/A
Class C Return Before Taxes(4)                                  %   -23.02            -4.40(1)                 N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(5)                                                       %   -22.10            -0.56                   3.40(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on February 3, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return for Class A is for the period beginning February 1, 1997. Index return for Class B is -7.29% for the period beginning March 1, 1999. Index return for Class C is -3.28% for the period beginning June 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus LargeCap Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $900 million and $3 billion. The scope of the S&P MidCap 400 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P MidCap 400 Index had a market capitalization of $900 million and the largest company had a market capitalization of $3 billion.



In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.



MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 12      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]


  1993     1994     1995     1996     1997     1998     1999     2000     2001      2002
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
                                                        15.38%   19.59%   -1.86%   -12.63%


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as sub-adviser.



            Best and worst quarterly performance during this period:

                            4th quarter 1999:  18.76%
                            3rd quarter 2002: -15.49%
   The Fund's Class A shares' year-to-date total return as of June 30, 2003:
                                    [    ]%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -15.27            7.34                    N/A
Class A Return After Taxes on Distributions(2)                  %  -15.42            5.05                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -9.23             5.04                    N/A
Class B Return Before Taxes(3)                                  %  -17.55            5.50                    N/A
Class C Return Before Taxes(4)                                  %  -13.64            6.16                    N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %  -14.51            6.94(6)                 N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(6) Index return for Class A is for the period beginning February 1, 1998. Index return for Class B is 6.16% for the period beginning March 1, 1999. Index return for Class C is 5.24% for the period beginning June 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $250 million and $116.6 billion. The scope of the S&P SmallCap 600 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $250 million and the largest company had a market capitalization of $900 million.



In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



Other risks include:



- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.



- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.



- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.



- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



 14      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


        1993     1994     1995     1996     1997     1998     1999     2000     2001      2002
        ----     -----    -----    -----    -----    -----    ----     -----    -----    ------
                                                               9.94%    7.58%    2.97%   -12.56%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:
                            4th quarter 2001:  17.77%
                            3rd quarter 2002: -17.02%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -15.22             0.61                  N/A
Class A Return After Taxes on Distributions(2)                  %   -15.42             0.55                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %    -9.16             0.48                  N/A
Class B Return Before Taxes(3)                                  %   -17.52             2.87                  N/A
Class C Return Before Taxes(4)                                  %   -13.74            -0.62                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(5)                                           %   -14.63             2.89(6)               N/A

(1) Class A, Class B and Class C commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 3.00%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

(6) Index return for Class A is for the period beginning February 1, 1998. Index return for Class B is 6.48% for the period beginning March 1, 1999. Index return for Class C is 1.41% for the period beginning June 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing the Fund, the Sub-Adviser tends to invest in larger companies it believes are trading below their perceived value. The Sub-Adviser defines larger companies as those companies that are included in the S&P 500 Index. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. As of June 30, the market capitalization range of the S&P 500 Index are those companies whose capitalization is in excess of $3 billion. The Fund may also invest in companies of any size. The Sub-Adviser believes that the Fund's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, the Sub-Adviser evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. The Sub-Adviser looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.



SMALL-/MID-SIZED COMPANIES -- the Fund may invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investment in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 16      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]


1993     1994     1995     1996     1997     1998     1999     2000      2001      2002
-----    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                      19.29%    8.24%   -10.41%   -26.11%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as sub-adviser.


            Best and worst quarterly performance during this period:
                            4th quarter 1999: 16.31%
                           3rd quarter 2002: -19.71%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -30.35            -1.12                  N/A
Class A Return After Taxes on Distributions(2)                  %   -30.35            -2.30                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   -18.63            -0.94                  N/A
Class B Return Before Taxes(3)                                  %   -30.36            -4.34                  N/A
Class C Return Before Taxes(4)                                  %   -27.46            -2.77                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -22.10             0.82(6)               N/A

(1) Class A, Class B and Class C shares commenced operations on February 2, 1998, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return for Class A is for the period beginning February 1, 1998. Index return for Class B is -7.29% for the period beginning March 1, 1999. Index return for Class C is -3.28% for the period beginning June 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING BALANCED FUND                             Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:



-equities, such as common and preferred stocks;



-debt, such as bonds, mortgage-related and other asset-backed securities;



-U.S. Government securities; and



-money market instruments.



The Sub-Adviser typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.



In managing the equity component of the Fund, the Sub-Adviser typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.



In managing the debt component of the Fund, the Sub-Adviser looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest in foreign debt securities.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.



Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.



The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.



The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.



Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The risks associated with each of these investments are discussed further below under "More Information About Risks."



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 18      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


                  [TOTAL RETURNS BAR GRAPH]

  1993    1994    1995    1996    1997    1998    1999    2000    2001     2002
  -----   -----   ----    -----   -----   -----   -----   -----   -----   ------
                  25.00%  14.49%  20.09%  16.26%  12.05%  -1.34%  -4.83%  -11.11%


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.



            Best and worst quarterly performance during this period:

                            4th quarter 1998: 12.73%
                            3rd quarter 2002:  -9.46%
   The Fund's Class A shares' year-to-date total return as of June 30, 2003:
                                         %

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's Composite Stock Price Index (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   -16.19           0.49                   6.76
Class A Return After Taxes on Distributions(2)                  %   -16.49          -1.12                   4.32
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %    -9.93          -0.05                   4.69
Class B Return Before Taxes(3)                                  %   -16.15          -2.76(1)                 N/A
Class C Return Before Taxes(4)                                  %   -12.67          -1.12(1)                 N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   -22.10          -0.56                  10.02(6)
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(7)                                                     %    10.25           7.55                   7.84(8)
Composite Index (reflects no deduction for fees, expenses or
  taxes)(9)                                                     %    -9.82           3.10                   9.52(9)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The S&P 500 Index return for Class A is for the period beginning April 1, 1994. The S&P 500 Index return for Class B is -7.29% for the period beginning March 1, 1999. The S&P 500 Index return for Class C is -3.28% for the period beginning June 1, 1998.

(7) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(8) The LBAB Index return for Class A is for the period beginning April 1, 1994. The LBAB Index return for Class B is 7.88% for the period beginning March 1, 1999. The LBAB Index return for Class C is 7.55% for the period beginning June 1, 1998.

(9) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index. The Composite Index return for Class A is for the period beginning April 1, 1994. The Composite Index return for Class B is -1.03% for the period beginning March 1, 1999. The Composite Index return for Class C is 1.44% for the period beginning June 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.



In managing the Fund, the Sub-Adviser:



-Emphasizes stocks of larger companies.



-Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.



-Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



Although the Sub-Adviser emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.



Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The risks associated with each of these investments are discussed further below under "More Information About Risks."



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 20      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]


  1993    1994    1995    1996    1997    1998    1999     2000     2001     2002
  -----   -----   -----   -----   -----   -----   -----   ------   ------   ------
                  30.75%  26.79%  30.57%  14.58%  17.62%  -11.65%  -18.81%  -25.50%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:
                            4th quarter 1998:  19.30%
                            3rd quarter 2002: -16.37%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -29.75          -7.45                  4.73
Class A Return After Taxes on Distributions(2)                  %  -29.90          -9.34                  1.91
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -18.26          -5.71                  3.45
Class B Return Before Taxes(3)                                  %  -29.81         -12.47(1)                N/A
Class C Return Before Taxes(4)                                  %  -26.76         -10.00(1)                N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -22.10          -0.56                 10.02(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is -7.29% for the period beginning March 1, 1999. Index return for Class C is -3.28% for the period beginning June 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING STRATEGIC ALLOCATION FUNDS                Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------


ING STRATEGIC ALLOCATION GROWTH FUND



ING STRATEGIC ALLOCATION BALANCED FUND



ING STRATEGIC ALLOCATION INCOME FUND



OBJECTIVES



Strategic Allocation Growth seeks to provide capital appreciation.



Strategic Allocation Balanced seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).



Strategic Allocation Income seeks to provide total return consistent with preservation of capital.



ALLOCATION OPTIONS



Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:



- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.


- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.


- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.



ALLOCATION STRATEGIES



Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.


                             ASSET CLASS                                   ING                     ING
                                                                   STRATEGIC ALLOCATION    STRATEGIC ALLOCATION
                                                                       GROWTH FUND           BALANCED FUND(1)
     EQUITIES
     DOMESTIC STOCKS
     Range
                                                                       0-100%                   0-80%
     INTERNATIONAL STOCKS
     Range
                                                                       0-20%                    0-10%
     FIXED INCOME
     Range
                                                                       0-40%                    0-70%
     MONEY MARKET INSTRUMENTS
     Range
                                                                       0-30%                    0-30%

              ING
      STRATEGIC ALLOCATION
         INCOME FUND(2)
          0-70%
          0-10%
          0-100%
          0-30%



(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes:
    small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.


(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small- /mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.



The Sub-Adviser uses the Strategic Allocation Growth Composite, Strategic Allocation Income Composite, and Strategic Allocation Balanced Composite Indices as benchmarks to which it compares the performance of ING Strategic Allocation Growth Fund, ING Strategic Allocation Income Fund and ING Strategic Allocation Balanced Fund, respectively. Each of these Composite Indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark

Composite Index is described on page [  ] of this Prospectus.


                                                                                     MORGAN STANLEY
                                                                                  CAPITAL INTERNATIONAL
                                                                   RUSSELL 3000   EUROPE, AUSTRALIA AND   LEHMAN BROTHERS
                           COMPOSITE INDEX                            INDEX          FAR EAST INDEX       AGGREGATE BOND INDEX
     STRATEGIC ALLOCATION GROWTH COMPOSITE                          70%                 10%                    20%
     STRATEGIC ALLOCATION BALANCED COMPOSITE                        55%                 5%                     35%
     STRATEGIC ALLOCATION INCOME COMPOSITE                          35%                 0%                     55%


      91-DAY U.S.
      TREASURY
      BILL RATE
         0%
         5%
         10%



 22      ING Strategic Allocation Funds

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.



Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.



INVESTMENT STRATEGIES



Set out below are the strategies employed by the Sub-Adviser in selecting investments for the Strategic Allocation Funds' equity, fixed income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.



EQUITY SECURITIES -- DOMESTIC STOCKS



LARGE CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2003, the market capitalization of the companies included on the S&P 500 Index was in excess of $3 billion. In selecting large capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.



SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in stocks included in the Russell 2500 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The scope of the Russell 2500 Index varies with the market performance of the companies in the Index. At June 30, 2003, the market capitalization of the smallest company in the Russell 2500 Index was $3.1 billion and the largest company had a market capitalization of $116.6 million.



To evaluate which stocks in which to invest, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.



EQUITY SECURITIES -- INTERNATIONAL STOCKS



The Sub-Adviser may invest a segment of a Fund's assets in international stocks. Under normal market conditions, a Fund may invest in international stocks principally traded in 3 or more countries outside the United States. These securities may include common stocks as well as securities convertible into common stocks.



FIXED INCOME SECURITIES



The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed income securities in a diversified portfolio of domestic and foreign fixed income securities, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB by Standard & Poor's or Baa by Moody's or have an equivalent rating by another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed income segment of the Fund's portfolio will generally range between three and ten years.



MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS



MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.



OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations; and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Strategic Allocation Funds       23

RISKS



You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:



The success of each Fund's strategy depends significantly on the Sub-Adviser's skill in choosing investments and in allocating assets among the different investment classes.



In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Fund are those generally attributable to stock and bond investing.



STOCKS -- for stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



SMALL-/MID-CAP RISK -- from time to time, the stock market may not favor the small- and mid-capitalization securities in which the Funds invest a segment of their assets. Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, and competitive strength of larger companies. Stocks of smaller companies may be subject to wider price fluctuations and tend to be more volatile than stocks of larger companies and can be particularly sensitive to changes in interest rates, borrowing costs and earnings.



FIXED-INCOME SECURITIES -- generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.



MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.



FOREIGN SECURITIES -- foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended reduce risks associated with a Fund's investments in foreign fixed-income securities may not perform as expected.



RISKS OF HIGH YIELD FIXED-INCOME SECURITIES -- high yield fixed-income securities carry particular market risks and may experience greater volatility in market value than investment grade fixed-income securities. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield fixed-income securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on their market value.



REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because a Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees administration fees and custodial fees) in addition to the expenses of the Fund.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 24      ING Strategic Allocation Funds

                                            ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]


                                           1993     1994     1995     1996     1997     1998    1999    2000      2001      2002
                                           -----    -----    -----    -----    -----    ----    ----    -----    ------    ------
                                                                                        4.28%   14.55%  -2.56%   -12.31%   -15.11%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Growth Fund. Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1999:  10.44%
                            3rd quarter 2002: -15.35%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -19.96    -3.98            -0.77
Class A Return After Taxes on Distributions(2)                  %  -20.04    -5.00            -2.80
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -12.26    -3.42            -1.20
Class B Return Before Taxes(3)                                  %  -19.96    -5.32(1)           N/A
Class C Return Before Taxes(4)                                  %  -16.50    -5.57(1)           N/A
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %  -21.54    -0.71             3.20(6)
Strategic Allocation Growth Composite (reflects no deduction
for fees, expenses or taxes)(7)                                 %  -14.98     1.06             4.03(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Index return for Class A is for the period beginning February 1, 1997. The Russell 3000 Index return for Class B is -6.30% for the period beginning March 1, 1999. The Russell 3000 Index return for Class C is -3.08% for the period beginning June 1, 1998.

(7) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Growth Composite return for Class A is for the period beginning February 1, 1997. The Strategic Allocation Growth Composite return for Class B is -3.39% for the period beginning March 1, 1999. The Strategic Allocation Growth Composite return for Class C is -0.94% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Growth Fund       25

ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                       [INVESTMENT PERFORMANCE BAR CHART]


                                             1993     1994     1995     1996     1997     1998    1999    2000    2001      2002
                                             -----    -----    -----    -----    -----    ----    ----    ----    -----    ------
                                                                                          6.12%   7.16%   3.45%   -7.71%   -10.48%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Balanced Fund. Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1998:   7.48%
                            3rd quarter 2002: -11.59%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -15.61    -2.49             0.26
Class A Return After Taxes on Distributions(2)                  %  -15.98    -3.62            -1.54
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -9.58    -2.39            -0.43
Class B Return Before Taxes(3)                                  %  -15.57    -3.44(1)           N/A
Class C Return Before Taxes(4)                                  %  -12.04    -3.77(1)           N/A
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %  -21.54    -0.71             3.20(6)
Strategic Allocation Balanced Composite (reflects no
deduction for fees, expenses or taxes)(7)                       %   -9.51     2.78             5.16(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The Russell 3000 Index return for Class A is for the period beginning February 1, 1997. The Russell 3000 Index return for Class B is -6.30% for the period beginning March 1, 1999. The Russell 3000 Index return for Class C is -3.08% for the period beginning June 1, 1998.

(7) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Balanced Composite return for Class A is for the period beginning February 1, 1997. The Strategic Allocation Balanced Composite return for Class B is -0.62% for the period beginning March 1, 1999. The Strategic Allocation Balanced Composite return for Class C is 1.28% for the period beginning June 1, 1998.

 26      ING Strategic Allocation Balanced Fund

                                            ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


              [INVESTMENT PERFORMANCE BAR CHART]

                                             1993     1994     1995     1996     1997     1998    1999    2000    2001      2002
                                             -----    -----    -----    -----    -----    ----    ----    ----    -----    ------
                                                                                          6.12%   7.16%   3.45%   -3.02%    -5.36%

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Income Fund. Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during this period:
                            4th quarter 1998:  5.82%
                            3rd quarter 2002: -6.81%

   The Fund's Class A shares' year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Strategic Allocation Income Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  -10.82     0.35             2.11
Class A Return After Taxes on Distributions(2)                  %  -11.32    -1.05            -0.02
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -6.64    -0.32             0.82
Class B Return Before Taxes(3)                                  %  -10.79     0.40(1)           N/A
Class C Return Before Taxes(4)                                  %   -7.01    -0.44(1)           N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %   10.25     7.55             7.95(6)
Strategic Allocation Income Composite (reflects no deduction
for fees, expenses or taxes)(7)                                 %   -2.28     4.75             6.37(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(6) The LBAB Index return for Class A is for the period beginning February 1, 1997. The LBAB Index return for Class B is 7.88% for the period beginning March 1, 1999. The LBAB Index return for Class C is 7.55% for the period beginning June 1, 1998.

(7) The Strategic Allocation Income Fund Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8) The Strategic Allocation Income Composite return for Class A is for the period beginning February 1, 1997. The Strategic Allocation Income Composite return for Class B is 2.78% for the period beginning March 1, 1999. The Strategic Allocation Income Composite return for Class C is 3.89% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Income Fund       27

ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------


 28      ING Strategic Allocation Income Fund


                                                               BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley International-Europe, Australia, Far East
                                                          Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index is a widely
                                                          recognized, unmanaged index of publicly issued fixed rate
                                                          U.S. Government, investment grade, mortgage-backed and
                                                          corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to
                                                          cash because their maturity is only three months.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       29

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.


FEES YOU PAY DIRECTLY

                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)
 Domestic Equity Index Funds                                3.00          none          none
 All other Funds                                            5.75          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)
 All Funds                                                  none(2)       5.00(3)       1.00(4)

(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or exchanges.


(2) A contingent deferred sales charge (CDSC) of no more than 1.00% may be assessed on certain redemptions of Class A shares that were part of an investment purchased without an initial sales charge. Please see page 35.



(3) Imposed upon redemption 6 years from purchase.
    The fee has scheduled reductions after the first year. Please see page 35.


(4) Imposed upon redemption within the first year.
    No CDSC is charged thereafter. Please see page
    34.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)


CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES       RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                        %        0.70           0.25                                              --
 ING Small Company                 %        0.85           0.25                                              --
 ING Technology                    %        1.05           0.25
 ING Index Plus LargeCap           %        0.45           0.25                                              --
 ING Index Plus MidCap             %        0.45           0.25
 ING Index Plus SmallCap           %        0.45           0.25
 ING Value Opportunity             %        0.70           0.25
 ING Balanced                      %        0.80           0.25                                              --
 ING Growth and Income             %        0.68           0.25                                              --
 ING Strategic Allocation Growth   %        0.80           0.25
 ING Strategic Allocation
  Balanced                         %        0.80           0.25
 ING Strategic Allocation Income   %        0.80           0.25


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                         %        0.70           1.00                                             --
 ING Small Company                  %        0.85           1.00                                             --
 ING Technology                     %        1.05           1.00
 ING Index Plus LargeCap            %        0.45           1.00                                             --
 ING Index Plus MidCap              %        0.45           1.00
 ING Index Plus SmallCap            %        0.45           1.00
 ING Value Opportunity              %        0.70           1.00
 ING Balanced                       %        0.80           1.00                                             --
 ING Growth and Income              %        0.68           1.00                                             --
 ING Strategic Allocation Growth    %        0.80           1.00
 ING Strategic Allocation
  Balanced                          %        0.80           1.00
 ING Strategic Allocation Income    %        0.80           1.00


 30      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                         %        0.70           1.00                                             --
 ING Small Company                  %        0.85           1.00                                             --
 ING Technology                     %        1.05           1.00
 ING Index Plus LargeCap            %        0.45           0.75                                             --
 ING Index Plus MidCap              %        0.45           0.75
 ING Index Plus SmallCap            %        0.45           0.75
 ING Value Opportunity              %        0.70           1.00
 ING Balanced                       %        0.80           1.00                                             --
 ING Growth and Income              %        0.68           1.00                                             --
 ING Strategic Allocation Growth    %        0.80           1.00
 ING Strategic Allocation
  Balanced                          %        0.80           1.00
 ING Strategic Allocation Income    %        0.80           1.00


--------------------------------------------------------------------------------


(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges and fee waivers to which ING Investments, LLC (ING) has agreed for each Fund.


(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING, the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Growth, Balanced and Growth and Income), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through May 31, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the investment management agreement.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       31

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES


The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS A


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING Growth                                                     $
 ING Small Company                                              $
 ING Technology                                                 $
 ING Index Plus LargeCap                                        $
 ING Index Plus MidCap                                          $
 ING Index Plus SmallCap                                        $
 ING Value Opportunity                                          $
 ING Balanced                                                   $
 ING Growth and Income                                          $
 ING Strategic Allocation Growth                                $
 ING Strategic Allocation Balanced                              $
 ING Strategic Allocation Income                                $


 32      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS B


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                               $
 ING Small Company                        $
 ING Technology                           $
 ING Index Plus LargeCap                  $
 ING Index Plus MidCap                    $
 ING Index Plus SmallCap                  $
 ING Value Opportunity                    $
 ING Balanced                             $
 ING Growth and Income                    $
 ING Strategic Allocation Growth          $
 ING Strategic Allocation Balanced        $
 ING Strategic Allocation Income          $


EXAMPLES

CLASS C


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                               $
 ING Small Company                        $
 ING Technology                           $
 ING Index Plus LargeCap                  $
 ING Index Plus MidCap                    $
 ING Index Plus SmallCap                  $
 ING Value Opportunity                    $
 ING Balanced                             $
 ING Growth and Income                    $
 ING Strategic Allocation Growth          $
 ING Strategic Allocation Balanced        $
 ING Strategic Allocation Income          $


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       33

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)


You may select from up to three separate classes of shares: Class A, Class B and Class C. The Domestic Equity Index Funds also offer Class R shares to certain eligible qualified retirement plans. The Class R shares are not offered in this Prospectus.


CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% for the Domestic Equity Index Funds and 1.00% for all other Funds.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 Plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 34      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION


CLASS A(1)(2)


Class A shares of the Domestic Equity Index Funds are sold subject to the following sales charge:

                             DOMESTIC EQUITY INDEX FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.00            3.09
 $50,000 - $99,999               2.50            2.56
 $100,000 - $249,999             2.00            2.04
 $250,000 - $499,999             1.50            1.52
 $500,000 - $999,999             1.00            1.01
 $1,000,000 and over                             See below

Class A shares of all of the other ING Funds offered in this Prospectus are sold subject to the following sales charge:

                                   ALL OTHER FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

---------------

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.


(2) The term "offering price" includes the front-end sales charge.


INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (other than any of the Aetna Index Plus Funds) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna Index Plus Funds at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         0.50%         2 years
 $3,000,000 - $19,999,999        0.25          2 years
 $20 million or greater          0.25          2 years


Investors who exchange Class A shares that were purchased from funds that were part of the Aetna family of funds at the time of purchase for shares of other ING Funds will be subject to the ING Funds' CDSC schedule which may mean that a higher rate will apply.


CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00
 3rd year                                                  3.00
 4th year                                                  3.00
 5th year                                                  2.00
 6th year                                                  1.00
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.


To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       35

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Aeltus Money Market Fund, ING Lexington Money Market Trust, Money Market Fund and Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.


REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.


SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 36      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.


The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for individual retirement accounts (IRAs)).


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:


- Name;


- Date of birth (for individuals);


- Physical residential address (although post office boxes are still permitted for mailing); and


- Social security number, taxpayer identification number, or other identifying number.


You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund. RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co.
(SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.



                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the ING Funds and
                    investment               mail them to the address
                    professional on the      on the account
                    New Account              statement. Remember to
                    Application.             write your account
                                             number on the check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under Initial
                    select Option 4 to       Investment.
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       37

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission (SEC). When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 38      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Funds' Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


PRICE OF SHARES


When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.


EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the transfer agent.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.


The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.



If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND


You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS


Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


HOUSEHOLDING



To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


 40      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of July 31, 2003, ING managed over $    billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                              MANAGEMENT FEE
ING Growth                                             0.70%
ING Small Company                                      0.85
ING Technology                                         1.05
ING Index Plus LargeCap                                0.45
ING Index Plus MidCap                                  0.45
ING Index Plus SmallCap                                0.45
ING Value Opportunity                                  0.70
ING Balanced                                           0.80
ING Growth and Income                                  0.68
ING Strategic Allocation Growth                        0.80
ING Strategic Allocation Balanced                      0.80
ING Strategic Allocation Income                        0.80


SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc., (ING Aeltus), a Connecticut corporation, serves as Sub-Adviser to each Fund (other than Technology). ING Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, ING Aeltus is registered as an investment adviser. ING Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of July 31, 2003, ING Aeltus managed over $ billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.



Prior to March 31, 2002, ING Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.



ING SMALL COMPANY FUND



The Fund is managed by a team of ING Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for ING Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other ING Aeltus advised funds since 1998. Prior to joining ING Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.



ING VALUE OPPORTUNITY FUND



The Fund is managed by a team of ING Aeltus equity investment specialists led by Donald E. Townswick, Portfolio Manager, ING Aeltus. Mr. Townswick has been managing Value Opportunity since October 2002. Mr. Townswick also manages the Growth and Income Fund and co-manages small- and mid-cap portfolios and has served as a small- and mid-cap securities specialists for other ING Aeltus advised funds since 1994.



ING GROWTH FUND



The Fund is managed by a team of ING Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with ING Aeltus.



ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS



The Funds are managed by Hugh T.M. Whelan and Douglas Cote.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

MANAGEMENT OF THE FUNDS                                              SUB-ADVISER
--------------------------------------------------------------------------------


Mr. Whelan, Portfolio Manager, ING Aeltus, has served as co-manager of ING Index Plus LargeCap Fund since March 2001 and as co-manager of ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING Aeltus since 1989 and previously served as a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities.



Mr. Cote, Portfolio Manager, ING Aeltus, has served as co-manager of the ING Index Plus LargeCap, ING Index Plus MidCap and ING Index Plus SmallCap Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING Aeltus' equity department.



ING BALANCED FUND



The Fund is managed by a team of investment professionals led by Neil Kochen and James Kauffmann.



Mr. Kochen, Executive Vice President, Chief Investment Officer, ING Aeltus, has been co-managing the Fund since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with ING Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.



James B. Kauffmann co-manages the Fund. Mr. Kauffman joined ING Groep N.V. in 1996 and has over 17 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.



ING GROWTH AND INCOME FUND



The Fund is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, ING Aeltus. Mr. Townswick has been managing the ING Growth and Income Fund since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other ING Aeltus-advised funds since 1994.


STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME


The ING Strategic Allocation Funds are managed by a team of ING Aeltus investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined ING Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.



ING TECHNOLOGY FUND


AIC ASSET MANAGEMENT, LLC


AIC Asset Management, LLC, (AIC) 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to the Fund. Subject to the supervision of the Board and ING, AIC manages the Fund's assets in accordance with the Fund's investment objective, policies, and limitations. AIC makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the
Fund. As of July 31, 2003, AIC had more than $   million in assets under
management.



Ronald E. Elijah, managing member of AIC, has been co-managing the Fund since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999). Roderick R. Berry, a member of AIC, has served as co-portfolio manager of the Fund since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team (March 1995 - March 1999).



 42      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:


ANNUALLY                           SEMI-ANNUALLY
--------                           -------------
ING Growth Fund                    ING Balanced Fund
ING Small Company Fund             ING Growth and Income Fund
ING Technology Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Value Opportunity Fund
ING Strategic Allocation
 Growth Fund
ING Strategic Allocation
 Balanced Fund
ING Strategic Allocation
 Income Fund


Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.



Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:



- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.



- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.



- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.



- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.



- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       43

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Investment Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.


FUTURES CONTRACTS AND OPTIONS (ALL FUNDS). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.


SWAPS (ING BALANCED, ING STRATEGIC ALLOCATION GROWTH, ING STRATEGIC ALLOCATION BALANCED AND ING STRATEGIC ALLOCATION INCOME FUNDS). The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.



Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with that Fund's investment objective and policies.



The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.



If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.



INABILITY TO SELL SECURITIES (ALL FUNDS). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities.



 44      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


MORTGAGE-RELATED SECURITIES (BALANCED, GROWTH AND INCOME, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.


DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


HIGH YIELD SECURITIES (ALL FUNDS EXCEPT ING TECHNOLOGY FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       45

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.



The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.



TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.


PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


CONCENTRATION (ING TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


OTHER RISKS


MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.



EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are



 46      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

 48      Financial Highlights

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                        CLASS A                                     CLASS B
                                          -------------------------------------------------------------------       -------
                                                     SEVEN
                                           YEAR     MONTHS                                                           YEAR
                                           ENDED     ENDED                YEAR ENDED OCTOBER 31,                     ENDED
                                          MAY 31,   MAY 31,   -----------------------------------------------       MAY 31,
                                           2003     2002(4)    2001          2000          1999         1998         2003
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $              11.66     22.50          22.15        16.37        16.76
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                  $              -0.05     -0.07          -0.03        -0.06*       -0.04*
 Net realized and unrealized gain
 (loss) on investments                $              -0.40     -8.21           3.42         6.04         2.05
 Total from investment operations     $              -0.45     -8.28           3.39         5.98         2.01
LESS DISTRIBUTIONS FROM:
 Net realized gain on investments     $                 --      2.56           3.04         0.20         2.40
 Total distributions                  $                 --      2.56           3.04         0.20         2.40
 Net asset value, end of period       $              11.21     11.66          22.50        22.15        16.37
 TOTAL RETURN(2):                     %              -3.86    -40.71          16.34        36.78        14.34
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $             82,011    85,409        122,415       57,329       12,877
 Ratios to average net assets:
 Expenses(3)                          %               1.21      1.16           1.12         1.19         1.32
 Net investment loss(3)               %              -0.67     -0.53          -0.34        -0.29        -0.25
 Portfolio turnover rate              %                143       199            183          142          170

                                                     CLASS B
                                     -------------------------------------------
                                      SEVEN
                                     MONTHS      YEAR ENDED           MARCH 1,
                                      ENDED      OCTOBER 31,         1999(1) TO
                                     MAY 31,   ---------------       OCTOBER 31,
                                     2002(4)    2001     2000           1999
-----------------------------------  -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               11.79     22.71    22.40          19.84
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                  -0.10     -0.20    -0.03          -0.15*
 Net realized and unrealized gain
 (loss) on investments                -0.41     -8.29     3.30           2.71
 Total from investment operations     -0.51     -8.49     3.27           2.56
LESS DISTRIBUTIONS FROM:
 Net realized gain on investments        --      2.43     2.96             --
 Total distributions                     --      2.43     2.96             --
 Net asset value, end of period       11.28     11.79    22.71          22.40
 TOTAL RETURN(2):                     -4.32    -41.11    15.46          12.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    2,988     3,213    5,710          1,920
 Ratios to average net assets:
 Expenses(3)                           1.96      1.91     1.87           1.94
 Net investment loss(3)               -1.42     -1.28    -1.09          -1.04
 Portfolio turnover rate                143       199      183            142



                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                          SEVEN
                                                                YEAR     MONTHS             YEAR ENDED                 JUNE 30,
                                                                ENDED     ENDED            OCTOBER 31,                1998(1) TO
                                                               MAY 31,   MAY 31,   ----------------------------       OCTOBER 31,
                                                                2003     2002(4)    2001     2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $              11.68     22.55    22.25        16.56          17.86
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                       $              -0.11     -0.20    -0.03        -0.22*         -0.05*
 Net realized and unrealized gain (loss) on investments    $              -0.39     -8.23     3.27         6.11          -1.25
 Total from investment operations                          $              -0.50     -8.43     3.24         5.89          -1.30
LESS DISTRIBUTIONS FROM:
 Net realized gain on investments                          $                 --      2.44     2.94         0.20             --
 Total distributions                                       $                 --      2.44     2.94         0.20             --
 Net asset value, end of period                            $              11.18     11.68    22.55        22.25          16.56
 TOTAL RETURN(2):                                          %              -4.28    -41.14    15.47        35.80          -7.28
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $              1,893     2,268    3,857        1,446            356
 Ratios to average net assets:
 Expenses(3)                                               %               1.96      1.91     1.87         1.94           1.99
 Net investment loss(3)                                    %              -1.42     -1.28    -1.09        -1.04          -0.92
 Portfolio turnover rate                                   %                143       199      183          142            170


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       49

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                         CLASS A                                       CLASS B
                                         -----------------------------------------------------------------------       -------
                                          YEAR     SEVEN MONTHS                                                         YEAR
                                          ENDED       ENDED                   YEAR ENDED OCTOBER 31,                    ENDED
                                         MAY 31,     MAY 31,      ----------------------------------------------       MAY 31,
                                          2003       2002(4)       2001          2000          1999        1998         2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $                 12.74       14.80         12.11         10.15       15.20
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)        $                 -0.03        0.03          0.02          0.02*       0.01*
 Net realized and unrealized gain
 (loss) on investments               $                  1.00       -1.30          3.62          2.02       -0.84
 Total from investment operations    $                  0.97       -1.27          3.64          2.04       -0.83
LESS DISTRIBUTIONS FROM:
 Net investment income               $                  0.01        0.05          0.01          0.02          --
 Net realized gains on investments   $                    --        0.74          0.94          0.06        4.22
 Total distributions                 $                  0.01        0.79          0.95          0.08        4.22
 Net asset value, end of period      $                 13.70       12.74         14.80         12.11       10.15
 TOTAL RETURN(2):                    %                  7.64       -8.66         31.55         20.16       -7.77
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $               101,892      69,074        61,682        16,269       9,089
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 %                  1.32        1.34          1.35          1.48        1.63
 Gross expenses prior to expense
 reimbursement(3)                    %                  1.32        1.34          1.35          1.50        1.74
 Net investment income (loss)
 after expense reimbursement(3)(5)   %                 -0.37        0.25          0.21          0.18        0.15
 Portfolio turnover rate             %                   200         257           333           232         212

                                                      CLASS B
                                    ------------------------------------------------
                                    SEVEN MONTHS     YEAR ENDED         MARCH 1,
                                       ENDED        OCTOBER 31,        1999(1) TO
                                      MAY 31,      --------------     OCTOBER 31,
                                      2002(4)       2001    2000          1999
----------------------------------  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                13.00        15.12   12.37        10.69
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)          -0.06        -0.07    0.01       -0.05*
 Net realized and unrealized gain
 (loss) on investments                  0.99        -1.33    3.61         1.73
 Total from investment operations       0.93        -1.40    3.62         1.68
LESS DISTRIBUTIONS FROM:
 Net investment income                    --           --      --           --
 Net realized gains on investments        --         0.72    0.87           --
 Total distributions                      --         0.72    0.87           --
 Net asset value, end of period        13.93        13.00   15.12        12.37
 TOTAL RETURN(2):                       7.15        -9.37   30.51        15.72
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     1,890        1,173   1,246          129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    2.07         2.09    2.10         2.23
 Gross expenses prior to expense
 reimbursement(3)                       2.07         2.09    2.10         2.25
 Net investment income (loss)
 after expense reimbursement(3)(5)     -1.11        -0.50   -0.54        -0.57
 Portfolio turnover rate                 200          257     333          232



                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                    SEVEN
                                                        YEAR        MONTHS                YEAR ENDED                   JUNE 30,
                                                        ENDED       ENDED                 OCTOBER 31,                 1998(1) TO
                                                       MAY 31,     MAY 31,      -------------------------------       OCTOBER 31,
                                                        2003       2002(4)      2001         2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $                12.95       15.04        12.32        10.39          12.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                      $                -0.12       -0.08         0.02        -0.07*         -0.02*
 Net realized and unrealized gain (loss) on
 investments                                       $                 1.05       -1.32         3.59         2.07          -1.70
 Total from investment operations                  $                 0.93       -1.40         3.61         2.00          -1.72
LESS DISTRIBUTIONS FROM:
 Net investment income                             $                   --          --           --         0.01             --
 Net realized gains on investments                 $                   --        0.69         0.89         0.06             --
 Total distributions                               $                   --        0.69         0.89         0.07             --
 Net asset value, end of period                    $                13.88       12.95        15.04        12.32          10.39
 TOTAL RETURN(2):                                  %                 7.18       -9.39        30.54        19.33         -14.21
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $                3,369       4,040        6,736        1,893          1,118
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)    %                 2.07        2.09         2.10         2.23           2.30
 Gross expenses prior to expense
 reimbursement(3)                                  %                 2.07        2.09         2.10         2.25           2.41
 Net investment loss after expense
 reimbursement(3)(5)                               %                -1.09       -0.50        -0.54        -0.57          -0.52
 Portfolio turnover rate                           %                  200         257          333          232            212


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 50      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                   CLASS A                                         CLASS B
                                          ---------------------------------------------------------       -------------------------
                                                         SEVEN                                                           SEVEN
                                           YEAR         MONTHS           YEAR            MARCH 1,          YEAR         MONTHS
                                           ENDED         ENDED           ENDED          2000(1) TO         ENDED         ENDED
                                          MAY 31,       MAY 31,       OCTOBER 31,       OCTOBER 31,       MAY 31,       MAY 31,
                                           2003         2002(4)          2001              2000            2003         2002(4)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of
 period                              $                    3.88            8.56             10.00                          3.84
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                 $                   -0.04           -0.05             -0.06                         -0.06
 Net realized and unrealized loss
 on investments                      $                   -0.02           -4.63             -1.38                         -0.03
 Total from investment operations    $                   -0.06           -4.68             -1.44                         -0.09
 Net asset value, end of period      $                    3.82            3.88              8.56                          3.75
 TOTAL RETURN(2):                    %                   -1.55          -54.67            -14.40                         -2.34
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $                  10,341           7,425             7,569                         1,194
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                 %                    1.75            1.75              1.75                          2.50
 Gross expenses prior to expense
 reimbursement(3)                    %                    2.60            2.61              2.73                          3.35
 Net investment loss after expense
 reimbursement(3)(5)                 %                   -1.68           -1.36             -1.34                         -2.42
 Portfolio turnover rate             %                      59             175               124                            59

                                                CLASS B
                                     -----------------------------

                                        YEAR            MARCH 1,
                                        ENDED          2000(1) TO
                                     OCTOBER 31,       OCTOBER 31,
                                        2001              2000
-----------------------------------  -----------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of
 period                                  8.52             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                    -0.11             -0.08
 Net realized and unrealized loss
 on investments                         -4.57             -1.40
 Total from investment operations       -4.68             -1.48
 Net asset value, end of period          3.84              8.52
 TOTAL RETURN(2):                      -54.93            -14.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      1,224             2,329
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     2.50              2.50
 Gross expenses prior to expense
 reimbursement(3)                        3.36              3.48
 Net investment loss after expense
 reimbursement(3)(5)                    -2.11             -2.09
 Portfolio turnover rate                  175               124



                                                                                            CLASS C
                                                                   ---------------------------------------------------------
                                                                                  SEVEN
                                                                    YEAR         MONTHS           YEAR            MARCH 1,
                                                                    ENDED         ENDED           ENDED          2000(1) TO
                                                                   MAY 31,       MAY 31,       OCTOBER 31,       OCTOBER 31,
                                                                    2003         2002(4)          2001              2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                         $                    3.84            8.52             10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                          $                   -0.07           -0.17             -0.07
 Net realized and unrealized loss on investments              $                   -0.01           -4.51             -1.41
 Total from investment operations                             $                   -0.08           -4.68             -1.48
 Net asset value, end of period                               $                    3.76            3.84              8.52
 TOTAL RETURN(2):                                             %                   -2.08          -54.93            -14.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $                     642             760             3,307
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(5)               %                    2.50            2.50              2.50
 Gross expenses prior to expense reimbursement(3)             %                    3.35            3.36              3.48
 Net investment loss after expense reimbursement(3)(5)        %                   -2.42           -2.11             -2.09
 Portfolio turnover rate                                      %                      59             175               124


--------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       51

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                                        CLASS A
                                                                   --------------------------------------------------
                                                                              SEVEN
                                                                    YEAR     MONTHS
                                                                    ENDED     ENDED         YEAR ENDED OCTOBER 31,
                                                                   MAY 31,   MAY 31,      ---------------------------
                                                                    2003     2002(4)        2001           2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $              13.72         18.64          17.36
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                  $               0.05          0.09           0.06
 Net realized and unrealized gain (loss) on investments        $               0.00**       -4.96           1.28
 Total from investment operations                              $               0.05         -4.87           1.34
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $               0.09          0.05           0.06
 Net realized gain on investments                              $                 --            --             --
 Total distributions                                           $               0.09          0.05           0.06
 Net asset value, end of period                                $              13.68         13.72          18.64
 TOTAL RETURN(2):                                              %               0.34        -26.19           7.74
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $             183,379      173,369        187,566
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %               0.94          0.91           0.91
 Gross expenses prior to expense reimbursement(3)              %               0.94          0.91           0.91
 Net investment income (loss) after expense
 reimbursement(3)(5)                                           %               0.56          0.58           0.31
 Portfolio turnover rate                                       %                 87           117            104

                                                                      CLASS A
                                                               ----------------------

                                                               YEAR ENDED OCTOBER 31,
                                                               ----------------------
                                                                 1999          1998
------------------------------------------------------------   -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            13.70         12.36
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                     0.07*         0.09*
 Net realized and unrealized gain (loss) on investments           3.84          2.56
 Total from investment operations                                 3.91          2.65
LESS DISTRIBUTIONS FROM:
 Net investment income                                            0.05          0.09
 Net realized gain on investments                                 0.20          1.22
 Total distributions                                              0.25          1.31
 Net asset value, end of period                                  17.36         13.70
 TOTAL RETURN(2):                                                28.78         23.09
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              81,908         6,422
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                   0.95          0.99
 Gross expenses prior to expense reimbursement(3)                 1.00          1.46
 Net investment income (loss) after expense
 reimbursement(3)(5)                                              0.42          0.67
 Portfolio turnover rate                                            72           124

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                         SEVEN
                                                               YEAR     MONTHS             YEAR ENDED               MARCH 1,
                                                               ENDED     ENDED             OCTOBER 31,             1999(1) TO
                                                              MAY 31,   MAY 31,      -----------------------       OCTOBER 31,
                                                               2003     2002(4)        2001           2000            1999
------------------------------------------------------------  ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                    13.60         18.57          17.37           15.68
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                            -0.02         -0.03           0.01           -0.04*
 Net realized and unrealized gain (loss) on investments                   0.01         -4.94           1.19            1.73
 Total from investment operations                                        -0.01         -4.97           1.20            1.69
LESS DISTRIBUTIONS FROM:
 Net investment income                                                      --            --             --              --
 Net realized gain on investments                                           --            --             --              --
 Total distributions                                                        --            --             --              --
 Net asset value, end of period                                          13.59         13.60          18.57           17.37
 TOTAL RETURN(2):                                                        -0.07        -26.76           6.91           10.78
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                      27,672        28,933         32,666          17,386
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                           1.69          1.66           1.66            1.70
 Gross expenses prior to expense reimbursement(3)                         1.69          1.66           1.66            1.75
 Net investment income (loss) after expense
 reimbursement(3)(5)                                                     -0.19         -0.17          -0.44           -0.32
 Portfolio turnover rate                                                    87           117            104              72



                                                                                    CLASS C
                                              -----------------------------------------------------------------------------------
                                               YEAR     SEVEN MONTHS                                                   JUNE 30,
                                               ENDED       ENDED                  YEAR ENDED OCTOBER 31,              1998(1) TO
                                              MAY 31,     MAY 31,         --------------------------------------      OCTOBER 31,
                                               2003       2002(4)           2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $                  13.64           18.57          17.33          13.74          14.17
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)            $                   0.02            0.03             --          -0.01*          0.01*
 Net realized and unrealized gain
 (loss) on investments                   $                  -0.02           -4.96           1.24           3.85          -0.44
 Total from investment operations        $                   0.00**         -4.93           1.24           3.84          -0.43
LESS DISTRIBUTIONS FROM:
 Net investment income                   $                     --              --             --           0.05             --
 Net realized gain on investments        $                     --              --             --           0.20             --
 Total distributions                     $                     --              --             --           0.25             --
 Net asset value, end of period          $                  13.64           13.64          18.57          17.33          13.74
 TOTAL RETURN(2):                        %                   0.00          -26.55           7.17          28.17          -3.04
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $                 23,267          27,742         51,143         33,439            910
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %                   1.44            1.41           1.41           1.45           1.43
 Gross expenses prior to expense
 reimbursement(3)                        %                   1.44            1.41           1.41           1.50           1.90
 Net investment income (loss) after
 expense reimbursement(3)(5)             %                   0.07            0.08          -0.19          -0.07           0.23
 Portfolio turnover rate                 %                     87             117            104             72            124


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.


(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

 52      ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                      CLASS A                                     CLASS B
                                          ----------------------------------------------------------------   -----------------
                                                     SEVEN                                     FEBRUARY 3,              SEVEN
                                           YEAR     MONTHS                                       1998(6)      YEAR     MONTHS
                                           ENDED     ENDED        YEAR ENDED OCTOBER 31,           TO         ENDED     ENDED
                                          MAY 31,   MAY 31,   ------------------------------   OCTOBER 31,   MAY 31,   MAY 31,
                                           2003     2002(4)     2001       2000       1999        1998        2003     2002(4)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $              10.98      14.72      12.66      10.34       10.00                 10.87
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         $               0.01       0.03       0.03       0.04*       0.02*                -0.03
 Net realized and unrealized gain
 (loss) on investments                $               1.96      -1.73       3.86       2.32        0.32                  1.92
 Total from investment operations     $               1.97      -1.70       3.89       2.36        0.34                  1.89
LESS DISTRIBUTIONS FROM:
 Net investment income                $               0.03       0.02       0.05       0.04          --                    --
 Net realized gain on investments     $                 --       2.02       1.78         --          --                    --
 Total distributions                  $               0.03       2.04       1.83       0.04          --                    --
 Net asset value, end of period       $              12.92      10.98      14.72      12.66       10.34                 12.76
 TOTAL RETURN(2):                     %              17.94     -12.79      35.14      22.81        3.40                 17.39
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $             41,127     18,805     10,999      3,434         269                 3,942
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %               1.00       1.00       1.00       1.00        1.00                  1.75
 Gross expenses prior to expense
 reimbursement(3)                     %               1.31       1.50       1.50       2.03        2.76                  2.06
 Net investment income (loss) after
 expense reimbursement(3)(5)          %               0.15       0.28       0.13       0.30        0.32                 -0.59
 Portfolio turnover rate              %                190        181        180        131         130                   190

                                                  CLASS B
                                     ---------------------------------
                                                            MARCH 1,
                                         YEAR ENDED          1999(1)
                                          OCT. 31,             TO
                                     -------------------   OCTOBER 31,
                                       2001       2000        1999
-----------------------------------  ---------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                14.62     12.61        11.23
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)          -0.05     -0.02        -0.04*
 Net realized and unrealized gain
 (loss) on investments                 -1.72      3.79         1.42
 Total from investment operations      -1.77      3.77         1.38
LESS DISTRIBUTIONS FROM:
 Net investment income                    --        --           --
 Net realized gain on investments       1.98      1.76           --
 Total distributions                    1.98      1.76           --
 Net asset value, end of period        10.87     14.62        12.61
 TOTAL RETURN(2):                     -13.39     34.09        12.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     1,405     1,568          446
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    1.75      1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                       2.25      2.25         2.78
 Net investment income (loss) after
 expense reimbursement(3)(5)           -0.47     -0.62        -0.45
 Portfolio turnover rate                 181       180          131



                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                                SEVEN                                                  JUNE 30,
                                                   YEAR        MONTHS                                                   1998(1)
                                                   ENDED        ENDED              YEAR ENDED OCTOBER 31,                 TO
                                                  MAY 31,      MAY 31,      ------------------------------------      OCTOBER 31,
                                                   2003        2002(4)        2001          2000          1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $                 10.87         14.60        12.59         10.33           10.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                          $                 -0.02         -0.02        -0.02         -0.02*          -0.01*
 Net realized and unrealized gain (loss)
 on investments                               $                  1.94         -1.73         3.81          2.31           -0.58
 Total from investment operations             $                  1.92         -1.75         3.79          2.29           -0.59
LESS DISTRIBUTIONS FROM:
 Net investment income                        $                    --            --           --          0.03              --
 Net realized gain on investments             $                    --          1.98         1.78            --              --
 Total distributions                          $                    --          1.98         1.78          0.03              --
 Net asset value, end of period               $                 12.79         10.87        14.60         12.59           10.33
 TOTAL RETURN(2):                             %                 17.57        -13.19        34.41         22.19           -5.40
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $                 3,200         1,791        1,612           516             100
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %                  1.50          1.50         1.50          1.50            1.50
 Gross expenses prior to expense
 reimbursement(3)                             %                  1.81          2.00         2.00          2.53            3.26
 Net investment loss after expense
 reimbursement(3)(5)                          %                 -0.34         -0.22        -0.37         -0.20           -0.18
 Portfolio turnover rate                      %                   190           181          180           131             130


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       53

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                       CLASS A                                     CLASS B
                                          -----------------------------------------------------------------   -----------------
                                                     SEVEN                                     FEBRUARY 3,               SEVEN
                                           YEAR     MONTHS                                       1998(6)       YEAR     MONTHS
                                           ENDED     ENDED        YEAR ENDED OCTOBER 31,            TO         ENDED     ENDED
                                          MAY 31,   MAY 31,   ------------------------------   OCTOBER 31,    MAY 31,   MAY 31,
                                           2003     2002(4)     2001       2000       1999         1998        2003     2002(4)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $              10.72      11.61       9.92       8.86        10.00                 10.52
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         $                 --      -0.02      -0.03         --*          --*                -0.02
 Net realized and unrealized gain
 (loss) on investments                $               2.06      -0.87       1.72       1.07        -1.14                  2.00
 Total from investment operations     $               2.06      -0.89       1.69       1.07        -1.14                  1.98
LESS DISTRIBUTIONS FROM:
 Net investment income                $                 --         --         --       0.01           --                    --
 Net realized gain on investments     $                 --         --         --         --           --                    --
 Total distributions                  $                 --         --         --       0.01           --                    --
 Net asset value, end of period       $              12.78      10.72      11.61       9.92         8.86                 12.50
 TOTAL RETURN(2):                     %              19.22      -7.67      17.04      12.13       -11.40                 18.73
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $              9,316      5,020      3,806      2,348          349                 2,246
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %               1.00       1.00       1.00       1.00         1.00                  1.75
 Gross expenses prior to expense
 reimbursement(3)                     %               2.11       2.10       1.77       2.28         2.88                  2.86
 Net investment income (loss) after
 expense reimbursement(3)(5)          %              -0.06      -0.16      -0.30      -0.02         0.00                 -0.75
 Portfolio turnover rate              %                 61        118        134         85          100                    61

                                                  CLASS B
                                     ---------------------------------
                                                            MARCH 1,
                                         YEAR ENDED          1999(1)
                                          OCT. 31,             TO
                                     -------------------   OCTOBER 31,
                                       2001       2000        1999
-----------------------------------  ---------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               11.48       9.88         8.91
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         -0.08      -0.03*       -0.05*
 Net realized and unrealized gain
 (loss) on investments                -0.88       1.63         1.02
 Total from investment operations     -0.96       1.60         0.97
LESS DISTRIBUTIONS FROM:
 Net investment income                   --         --           --
 Net realized gain on investments        --         --           --
 Total distributions                     --         --           --
 Net asset value, end of period       10.52      11.48         9.88
 TOTAL RETURN(2):                     -8.36      16.19        10.89
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      498        299          193
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   1.75       1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                      2.85       2.52         3.03
 Net investment income (loss) after
 expense reimbursement(3)(5)          -0.91      -1.05        -0.77
 Portfolio turnover rate                118        134           85



                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                                SEVEN                                                  JUNE 30,
                                                   YEAR        MONTHS                                                   1998(1)
                                                   ENDED        ENDED              YEAR ENDED OCTOBER 31,                 TO
                                                  MAY 31,      MAY 31,      ------------------------------------      OCTOBER 31,
                                                   2003        2002(4)        2001          2000          1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $                     10.57        11.50          9.87          8.84           10.62
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                      $                     -0.02        -0.09         -0.03         -0.05*          -0.02*
 Net realized and unrealized gain
 (loss) on investments                    $                      2.01        -0.84          1.66          1.08           -1.76
 Total from investment operations         $                      1.99        -0.93          1.63          1.03           -1.78
LESS DISTRIBUTIONS FROM:
 Net investment income                    $                        --           --            --            --              --
 Net realized gain on investments         $                        --           --            --            --              --
 Total distributions                      $                        --           --            --            --              --
 Net asset value, end of period           $                     12.56        10.57         11.50          9.87            8.84
 TOTAL RETURN(2):                         %                     18.83        -8.09         16.51         11.66          -16.76
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $                       893          395           615           589             155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %                      1.50         1.50          1.50          1.50            1.50
 Gross expenses prior to expense
 reimbursement(3)                         %                      2.61         2.60          2.27          2.78            3.38
 Net investment loss after expense
 reimbursement(3)(5)                      %                     -0.53        -0.66         -0.80         -0.52           -0.50
 Portfolio turnover rate                  %                        61          118           134            85             100


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

 54      ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                                      CLASS A
                                                         -----------------------------------------------------------------
                                                          YEAR         SEVEN MONTHS                  YEAR ENDED
                                                          ENDED           ENDED                     OCTOBER 31,
                                                         MAY 31,         MAY 31,          --------------------------------
                                                          2003           2002(4)           2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $                     10.23           14.50        13.20         9.97
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                        $                     -0.01           -0.01        -0.02           --*
 Net realized and unrealized gain (loss) on
 investments                                         $                      0.10           -2.22         2.18         3.25
 Total from investment operations                    $                      0.09           -2.23         2.16         3.25
LESS DISTRIBUTIONS FROM:
 Net investment income                               $                        --              --         0.01         0.02
 Net realized gains on investments                   $                        --            2.04         0.85           --
 Total distributions                                 $                        --            2.04         0.86         0.02
 Net asset value, end of period                      $                     10.32           10.23        14.50        13.20
 TOTAL RETURN(2):                                    %                      0.88          -17.26        17.24        32.57
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                    $                    24,634          12,294        7,074        1,139
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)      %                      1.35            1.35         1.35         1.35
 Gross expenses prior to expense reimbursement(3)    %                      1.62            1.99         1.87         2.77
 Net investment income (loss) after expense
 reimbursement(3)(5)                                 %                     -0.28           -0.10        -0.17        -0.02
 Portfolio turnover rate                             %                       132             172          162          125


                                                    FEBRUARY 2,
                                                    1998(6) TO
                                                    OCTOBER 31,
                                                       1998
--------------------------------------------------  --------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                           0.01*
 Net realized and unrealized gain (loss) on
 investments                                           -0.04
 Total from investment operations                      -0.03
LESS DISTRIBUTIONS FROM:
 Net investment income                                    --
 Net realized gains on investments                        --
 Total distributions                                      --
 Net asset value, end of period                         9.97
 TOTAL RETURN(2):                                      -0.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                        464
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)         1.35
 Gross expenses prior to expense reimbursement(3)       3.66
 Net investment income (loss) after expense
 reimbursement(3)(5)                                    0.12
 Portfolio turnover rate                                 132

                                                                                   CLASS B
                                                    ---------------------------------------------------------------------
                                                     YEAR         SEVEN MONTHS           YEAR ENDED            MARCH 1,
                                                     ENDED           ENDED              OCTOBER 31,           1999(1) TO
                                                    MAY 31,         MAY 31,          ------------------       OCTOBER 31,
                                                     2003           2002(4)           2001        2000           1999
--------------------------------------------------  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                 10.16           14.38       13.14          11.28
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                         -0.04           -0.07       -0.04          -0.06*
 Net realized and unrealized gain (loss) on
 investments                                                           0.08           -2.23        2.08           1.92
 Total from investment operations                                      0.04           -2.30        2.04           1.86
LESS DISTRIBUTIONS FROM:
 Net investment income                                                   --              --          --             --
 Net realized gains on investments                                       --            1.92        0.80             --
 Total distributions                                                     --            1.92        0.80             --
 Net asset value, end of period                                       10.20           10.16       14.38          13.14
 TOTAL RETURN(2):                                                      0.39          -17.81       16.31          16.49
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                                       587             350         149            188
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                        2.10            2.10        2.10           2.10
 Gross expenses prior to expense reimbursement(3)                      2.37            2.74        2.62           3.52
 Net investment income (loss) after expense
 reimbursement(3)(5)                                                  -1.00           -0.85       -0.92          -0.77
 Portfolio turnover rate                                                132             172         162            125



                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                YEAR         SEVEN MONTHS                                              JUNE 30,
                                                ENDED           ENDED                YEAR ENDED OCTOBER 31,           1998(1) TO
                                               MAY 31,         MAY 31,          --------------------------------      OCTOBER 31,
                                                2003           2002(4)           2001         2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $                      10.11           14.34        13.09         9.95         11.04
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                      $                      -0.06           -0.09        -0.03        -0.09*        -0.02*
 Net realized and unrealized gain
 (loss) on investments                    $                       0.10           -2.20         2.08         3.23         -1.07
 Total from investment operations         $                       0.04           -2.29         2.05         3.14         -1.09
LESS DISTRIBUTIONS FROM:
 Net realized gains on investments        $                         --            1.94         0.80           --            --
 Total distributions                      $                         --            1.94         0.80           --            --
 Net asset value, end of period           $                      10.15           10.11        14.34        13.09          9.95
 TOTAL RETURN(2):                         %                       0.40          -17.84        16.39        31.56         -9.88
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $                        414             388          464          315            95
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %                       2.10            2.10         2.10         2.10          2.10
 Gross expenses prior to expense
 reimbursement(3)                         %                       2.37            2.74         2.62         3.52          4.41
 Net investment loss after expense
 reimbursement(3)(5)                      %                      -0.97           -0.85        -0.92        -0.77         -0.63
 Portfolio turnover rate                  %                        132             172          162          125           132


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

(6) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       55

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                             CLASS A
                                                    ---------------------------------------------------------
                                                     YEAR         SEVEN MONTHS
                                                     ENDED           ENDED            YEAR ENDED OCTOBER 31,
                                                    MAY 31,         MAY 31,          ------------------------
                                                     2003           2002(4)           2001          2000
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $                     11.02           14.08         13.72
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          $                      0.08            0.21          0.35
 Net realized and unrealized gain (loss) on
 investments                                    $                      0.12           -1.83          0.82
 Total from investment operations               $                      0.20           -1.62          1.17
LESS DISTRIBUTIONS FROM:
 Net investment income                          $                      0.15            0.23          0.27
 Net realized gains on investments              $                        --            1.21          0.54
 Total distributions                            $                      0.15            1.44          0.81
 Net asset value, end of period                 $                     11.07           11.02         14.08
 TOTAL RETURN(2):                               %                      1.82          -12.36          8.81
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $                    45,221          33,860        35,564
 Ratios to average net assets:
 Expenses(3)                                    %                      1.39            1.35          1.31
 Net investment income (loss)(3)                %                      1.31            1.81          1.99
 Portfolio turnover rate                        %                       118             180           242

                                                        CLASS A
                                                 ---------------------

                                                 YEAR ENDED OCTOBER 31,
                                                 ---------------------
                                                    1999         1998
---------------------------------------------    -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               12.83        14.05
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               0.29*        0.29*
 Net realized and unrealized gain (loss) on
 investments                                         1.52         1.01
 Total from investment operations                    1.81         1.30
LESS DISTRIBUTIONS FROM:
 Net investment income                               0.31         0.24
 Net realized gains on investments                   0.61         2.28
 Total distributions                                 0.92         2.52
 Net asset value, end of period                     13.72        12.83
 TOTAL RETURN(2):                                   14.48        10.44
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 27,339        7,544
 Ratios to average net assets:
 Expenses(3)                                         1.36         1.44
 Net investment income (loss)(3)                     2.13         2.22
 Portfolio turnover rate                              127           85

                                                                              CLASS B
                                               ----------------------------------------------------------------------
                                                YEAR         SEVEN MONTHS           YEAR ENDED             MARCH 1,
                                                ENDED           ENDED               OCTOBER 31,           1999(1) TO
                                               MAY 31,         MAY 31,          -------------------       OCTOBER 31,
                                                2003           2002(4)           2001         2000           1999
---------------------------------------------  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            10.97            14.02       13.69          13.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                            0.04             0.12        0.27           0.13*
 Net realized and unrealized gain (loss) on
 investments                                                      0.12            -1.83        0.80           0.65
 Total from investment operations                                 0.16            -1.71        1.07           0.78
LESS DISTRIBUTIONS FROM:
 Net investment income                                            0.11             0.13        0.20           0.09
 Net realized gains on investments                                  --             1.21        0.54             --
 Total distributions                                              0.11             1.34        0.74           0.09
 Net asset value, end of period                                  11.02            10.97       14.02          13.69
 TOTAL RETURN(2):                                                 1.45           -13.10        8.01           6.02
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               1,670            1,312       1,130            745
 Ratios to average net assets:
 Expenses(3)                                                      2.14             2.10        2.06           2.11
 Net investment income (loss)(3)                                  0.56             1.06        1.24           1.38
 Portfolio turnover rate                                           118              180         242            127



                                                                                   CLASS C
                                             ------------------------------------------------------------------------------------
                                              YEAR         SEVEN MONTHS                                                JUNE 30,
                                              ENDED           ENDED                YEAR ENDED OCTOBER 31,             1998(1) TO
                                             MAY 31          MAY 31,          ---------------------------------       OCTOBER 31,
                                              2003           2002(4)           2001          2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 $                      10.94           13.96         13.63        12.80          13.27
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  $                       0.03            0.13          0.24         0.19*          0.07*
 Net realized and unrealized gain
 (loss) on investments                  $                       0.13           -1.83          0.81         1.52          -0.54
 Total from investment operations       $                       0.16           -1.70          1.05         1.71          -0.47
LESS DISTRIBUTIONS FROM:
 Net investment income                  $                       0.11            0.11          0.18         0.27             --
 Net realized gains on investments      $                         --            1.21          0.54         0.61             --
 Total distributions                    $                       0.11            1.32          0.72         0.88             --
 Net asset value, end of period         $                      10.99           10.94         13.96        13.63          12.80
 TOTAL RETURN(2):                       %                       1.47          -13.09          7.95        13.64          -3.54
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $                      2,050           1,829         2,185        1,601            216
 Ratios to average net assets:
 Expenses(3)                            %                       2.14            2.10          2.06         2.11           2.11
 Net investment income (loss)(3)        %                       0.56            1.06          1.24         1.38           1.55
 Portfolio turnover rate                %                        118             180           242          127             85


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.
(4) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

 56      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                           CLASS A
                                                   -------------------------------------------------------
                                                    YEAR          SEVEN MONTHS
                                                    ENDED            ENDED        YEAR ENDED OCTOBER 31,
                                                   MAY 31,          MAY 31,      -------------------------
                                                    2003            2002(4)       2001          2000
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $                       9.49       14.18         16.68
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                  $                       0.01        0.02          0.04
 Net realized and unrealized gain (loss) on
 investments                                   $                      -0.04       -3.96          0.49
 Total from investment operations              $                      -0.03       -3.94          0.53
LESS DISTRIBUTIONS FROM:
 Net investment income                         $                       0.01        0.01          0.03
 Net realized gains on investments             $                         --        0.74          3.00
 Total distributions                           $                       0.01        0.75          3.03
 Net asset value, end of period                $                       9.45        9.49         14.18
 TOTAL RETURN(2):                              %                      -0.28      -29.07          3.50
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $                     62,062      63,821        92,407
 Ratio to average net assets:
 Expenses(3)                                   %                       1.16        1.11          1.08
 Net investment income (loss)(3)               %                       0.10        0.13          0.08
 Portfolio turnover rate                       %                        132         194           167

                                                       CLASS A
                                                ---------------------

                                                YEAR ENDED OCTOBER 31,
                                                ---------------------
                                                  1999          1998
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             15.22         18.01
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                      0.05*         0.06*
 Net realized and unrealized gain (loss) on
 investments                                       3.25          0.51
 Total from investment operations                  3.30          0.57
LESS DISTRIBUTIONS FROM:
 Net investment income                             0.11          0.04
 Net realized gains on investments                 1.73          3.32
 Total distributions                               1.84          3.36
 Net asset value, end of period                   16.68         15.22
 TOTAL RETURN(2):                                 22.67          3.42
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               72,789        23,603
 Ratio to average net assets:
 Expenses(3)                                       1.11          1.20
 Net investment income (loss)(3)                   0.31          0.39
 Portfolio turnover rate                            122           160

                                                                               CLASS B
                                              --------------------------------------------------------------------------
                                               YEAR          SEVEN MONTHS             YEAR ENDED              MARCH 1,
                                               ENDED            ENDED                OCTOBER 31,             1999(1) TO
                                              MAY 31,          MAY 31,           --------------------        OCTOBER 31,
                                               2003            2002(4)            2001          2000            1999
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                             9.44            14.11         16.66           15.41
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                    -0.05            -0.07          0.01           -0.05*
 Net realized and unrealized gain (loss) on
 investments                                                     -0.02            -3.95          0.41            1.31
 Total from investment operations                                -0.07            -4.02          0.42            1.26
LESS DISTRIBUTIONS FROM:
 Net investment income                                              --               --            --            0.01
 Net realized gains on investments                                  --             0.65          2.97              --
 Total distributions                                                --             0.65          2.97            0.01
 Net asset value, end of period                                   9.37             9.44         14.11           16.66
 TOTAL RETURN(2):                                                -0.74           -29.59          2.72            8.17
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 611              683           920             493
 Ratio to average net assets:
 Expenses(3)                                                      1.91             1.86          1.83            1.86
 Net investment income (loss)(3)                                 -0.65            -0.62         -0.67           -0.44
 Portfolio turnover rate                                           132              194           167             122



                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                      YEAR     SEVEN MONTHS                                            JUNE 30,
                                                      ENDED       ENDED            YEAR ENDED OCTOBER 31,             1998(1) TO
                                                     MAY 31,     MAY 31,      ---------------------------------       OCTOBER 31,
                                                      2003       2002(4)       2001          2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $                   9.40       14.04         16.59        15.22          16.92
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                   $                  -0.01       -0.09          0.01        -0.07*         -0.01*
 Net realized and unrealized gain (loss) on
 investments                                    $                  -0.06       -3.91          0.41         3.24          -1.69
 Total from investment operations               $                  -0.07       -4.00          0.42         3.17          -1.70
LESS DISTRIBUTIONS FROM:
 Net investment income                          $                     --          --            --         0.07             --
 Net realized gains on investments              $                     --        0.64          2.97         1.73             --
 Total distributions                            $                     --        0.64          2.97         1.80             --
 Net asset value, end of period                 $                   9.33        9.40         14.04        16.59          15.22
 TOTAL RETURN(2):                               %                  -0.74      -29.59          2.72        21.68         -10.05
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)               $                  1,327         946         2,209        1,787            569
 Ratio to average net assets:
 Expenses(3)                                    %                   1.91        1.86          1.83         1.86           1.86
 Net investment loss(3)                         %                  -0.70       -0.62         -0.67        -0.44          -0.27
 Portfolio turnover rate                        %                    132         194           167          122            160


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       57

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                   CLASS A                                    CLASS B
                                          ----------------------------------------------------------   ----------------------
                                           YEAR     SEVEN MONTHS                                        YEAR     SEVEN MONTHS
                                           ENDED       ENDED            YEAR ENDED OCTOBER 31,          ENDED       ENDED
                                          MAY 31,     MAY 31,      ---------------------------------   MAY 31,     MAY 31,
                                           2003       2002(4)       2001     2000     1999     1998     2003       2002(4)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $                  9.52       11.93    12.06    11.09    14.42                  9.51
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         $                  0.04        0.13     0.25     0.19*    0.20*                -0.01
 Net realized and unrealized gain
 (loss) on investments                $                  0.62       -2.40     0.71     1.26    -0.40                  0.61
 Total from investment operations     $                  0.66       -2.27     0.96     1.45    -0.20                  0.60
LESS DISTRIBUTIONS FROM:
 Net investment income                $                  0.13        0.14     0.20     0.17     0.37                  0.05
 Net realized gain on investments     $                    --          --     0.89     0.31     2.76                    --
 Total distributions                  $                  0.13        0.14     1.09     0.48     3.13                  0.05
 Net asset value, end of period       $                 10.05        9.52    11.93    12.06    11.09                 10.06
 TOTAL RETURN(2):                     %                  6.94      -19.23     8.34    13.35    -2.17                  6.36
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $                26,925      23,011   25,131   16,252    2,266                   159
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %                  1.25        1.25     1.25     1.45     1.53                  2.00
 Gross expenses prior to expense
 reimbursement(3)                     %                  1.50        1.41     1.35     1.51     1.72                  2.25
 Net investment income (loss) after
 expense reimbursement(3)(5)          %                  0.60        1.23     1.51     1.61     1.71                 -0.14
 Portfolio turnover rate              %                   149         242      248      132      105                   149

                                                CLASS B
                                     -----------------------------
                                       YEAR ENDED       MARCH 1,
                                       OCTOBER 31,     1999(1) TO
                                     ---------------   OCTOBER 31,
                                      2001     2000       1999
-----------------------------------  -----------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               11.93    12.06      11.21
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)          0.05     0.12       0.07*
 Net realized and unrealized gain
 (loss) on investments                -2.40     0.76       0.78
 Total from investment operations     -2.35     0.88       0.85
LESS DISTRIBUTIONS FROM:
 Net investment income                 0.07     0.12         --
 Net realized gain on investments        --     0.89         --
 Total distributions                   0.07     1.01         --
 Net asset value, end of period        9.51    11.93      12.06
 TOTAL RETURN(2):                    -19.82     7.58       7.58
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      175      193        116
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   2.00     2.00       2.20
 Gross expenses prior to expense
 reimbursement(3)                      2.16     2.10       2.26
 Net investment income (loss) after
 expense reimbursement(3)(5)           0.48     0.76       0.86
 Portfolio turnover rate                242      248        132



                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                       YEAR     SEVEN MONTHS                                           JUNE 30,
                                                       ENDED       ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                      MAY 31,     MAY 31,         ------------------------------      OCTOBER 31,
                                                       2003       2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $                  9.49          11.89       12.03       11.11         12.49
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                            $                  0.01           0.06        0.17        0.10*         0.04*
 Net realized and unrealized gain (loss) on
 investments                                      $                  0.60          -2.41        0.71        1.26         -1.42
 Total from investment operations                 $                  0.61          -2.35        0.88        1.36         -1.38
LESS DISTRIBUTIONS FROM:
 Net investment income                            $                  0.04           0.05        0.13        0.13            --
 Net realized gain on investments                 $                    --             --        0.89        0.31            --
 Total distributions                              $                  0.04           0.05        1.02        0.44            --
 Net asset value, end of period                   $                 10.06           9.49       11.89       12.03         11.11
 TOTAL RETURN(2):                                 %                  6.48         -19.84        7.57       12.47        -11.05
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $                 1,743          1,999       2,731       2,626           133
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)   %                  2.00           2.00        2.00        2.20          2.23
 Gross expenses prior to expense
 reimbursement(3)                                 %                  2.25           2.16        2.10        2.26          2.42
 Net investment income (loss) after expense
 reimbursement(3)(5)                              %                 -0.14           0.48        0.76        0.86          1.01
 Portfolio turnover rate                          %                   149            242         248         132           105


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.
(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

 58      ING Strategic Allocation Growth Fund

FINANCIAL HIGHLIGHTS                      ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                   CLASS A                                    CLASS B
                                          ----------------------------------------------------------   ----------------------
                                           YEAR     SEVEN MONTHS                                        YEAR     SEVEN MONTHS
                                           ENDED       ENDED            YEAR ENDED OCTOBER 31,          ENDED       ENDED
                                          MAY 31,     MAY 31,      ---------------------------------   MAY 31,     MAY 31,
                                           2003       2002(4)       2001     2000     1999     1998     2003       2002(4)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $                  9.86       11.65    11.67    11.01    13.22                  9.85
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)         $                  0.06        0.21     0.35     0.27*    0.27*                 0.03
 Net realized and unrealized gain
 (loss) on investments                $                  0.53       -1.76     0.43     0.83    -0.37                  0.51
 Total from investment operations     $                  0.59       -1.55     0.78     1.10    -0.10                  0.54
LESS DISTRIBUTIONS FROM:
 Net investment income                $                  0.21        0.24     0.27     0.20     0.41                  0.12
 Net realized gain on investments     $                    --          --     0.53     0.24     1.70                    --
 Total distributions                  $                  0.21        0.24     0.80     0.44     2.11                  0.12
 Net asset value, end of period       $                 10.24        9.86    11.65    11.67    11.01                 10.27
 TOTAL RETURN(2):                     %                  6.01      -13.53     7.02    10.10    -1.17                  5.54
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $                39,763      32,912   32,868   15,389    2,105                   128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %                  1.20        1.20     1.20     1.45     1.52                  1.95
 Gross expenses prior to expense
 reimbursement(3)                     %                  1.42        1.36     1.33     1.53     1.68                  2.17
 Net investment income after
 expense reimbursement(3)(5)          %                  1.08        2.02     2.29     2.29     2.33                  0.37
 Portfolio turnover rate              %                   129         204      239      125      116                   129

                                                CLASS B
                                     -----------------------------
                                       YEAR ENDED       MARCH 1,
                                       OCTOBER 31,     1999(1) TO
                                     ---------------   OCTOBER 31,
                                      2001     2000       1999
-----------------------------------  -----------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               11.66    11.68      11.09
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)          0.14     0.18       0.12*
 Net realized and unrealized gain
 (loss) on investments                -1.77     0.52       0.47
 Total from investment operations     -1.63     0.70       0.59
LESS DISTRIBUTIONS FROM:
 Net investment income                 0.18     0.19         --
 Net realized gain on investments        --     0.53         --
 Total distributions                   0.18     0.72         --
 Net asset value, end of period        9.85    11.66      11.68
 TOTAL RETURN(2):                    -14.18     6.24       5.32
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      184      139        105
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   1.95     1.95       2.20
 Gross expenses prior to expense
 reimbursement(3)                      2.11     2.08       2.28
 Net investment income after
 expense reimbursement(3)(5)           1.27     1.54       1.54
 Portfolio turnover rate                204      239        125



                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                     YEAR       SEVEN MONTHS                                           JUNE 30,
                                                    ENDED          ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                   MAY 31,        MAY 31,         ------------------------------      OCTOBER 31,
                                                     2003         2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $                       9.90          11.66       11.65       11.04         12.18
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       $                       0.03           0.18        0.03        0.18*         0.06*
 Net realized and unrealized gain (loss)
 on investments                              $                       0.51          -1.81        0.66        0.83         -1.20
 Total from investment operations            $                       0.54          -1.63        0.69        1.01         -1.14
LESS DISTRIBUTIONS FROM:
 Net investment income                       $                       0.13           0.13        0.15        0.16            --
 Net realized gain on investments            $                         --             --        0.53        0.24            --
 Total distributions                         $                       0.13           0.13        0.68        0.40            --
 Net asset value, end of period              $                      10.31           9.90       11.66       11.65         11.04
 TOTAL RETURN(2):                            %                       5.52         -14.10        6.15        9.30         -9.36
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $                        116            123         169         127           158
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %                       1.95           1.95        1.95        2.20          2.24
 Gross expenses prior to expense
 reimbursement(3)                            %                       2.17           2.11        2.08        2.28          2.40
 Net investment income after expense
 reimbursement(3)(5)                         %                       0.34           1.27        1.54        1.54          1.61
 Portfolio turnover rate                     %                        129            204         239         125           116


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Strategic Allocation Balanced Fund       59

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors.


                                                                   CLASS A                                    CLASS B
                                          ----------------------------------------------------------   ----------------------
                                           YEAR     SEVEN MONTHS                                        YEAR     SEVEN MONTHS
                                           ENDED       ENDED            YEAR ENDED OCTOBER 31,          ENDED       ENDED
                                          MAY 31,     MAY 31,      ---------------------------------   MAY 31,     MAY 31,
                                           2003       2002(4)       2001     2000     1999     1998     2003       2002(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $                  9.71       10.62    10.48    10.15    12.09                  9.73
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                $                  0.11        0.29     0.42     0.31*    0.31*                 0.04
 Net realized and unrealized gain
 (loss) on investments                $                  0.29       -0.86     0.34     0.46    -0.06                  0.31
 Total from investment operations     $                  0.40       -0.57     0.76     0.77     0.25                  0.35
LESS DISTRIBUTIONS FROM:
 Net investment income                $                  0.37        0.34     0.28     0.22     0.57                  0.28
 Net realized gain on investments     $                    --          --     0.34     0.22     1.62                    --
 Total distributions                  $                  0.37        0.34     0.62     0.44     2.19                  0.28
 Net asset value, end of period       $                  9.74        9.71    10.62    10.48    10.15                  9.80
 TOTAL RETURN(2):                     %                  4.24       -5.50     7.65     7.65     2.29                  3.66
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $                23,120      20,973   18,220   10,371    1,812                   217
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %                  1.15        1.15     1.15     1.45     1.53                  1.90
 Gross expenses prior to expense
 reimbursement(3)                     %                  1.56        1.50     1.44     1.70     1.96                  2.31
 Net investment income after
 expense reimbursement(3)(5)          %                  1.99        3.05     3.44     2.98     2.97                  1.21
 Portfolio turnover rate              %                   101         165      195      120      115                   101

                                               CLASS B
                                     ----------------------------
                                       YEAR ENDED       MAR. 1,
                                       OCTOBER 31,     1999(1) TO
                                     ---------------    OCT. 31,
                                      2001     2000       1999
-----------------------------------  ----------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               10.63    10.49      10.08
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 0.27     0.38       0.16*
 Net realized and unrealized gain
 (loss) on investments                -0.91     0.31       0.25
 Total from investment operations     -0.64     0.69       0.41
LESS DISTRIBUTIONS FROM:
 Net investment income                 0.26     0.21         --
 Net realized gain on investments        --     0.34         --
 Total distributions                   0.26     0.55         --
 Net asset value, end of period        9.73    10.63      10.49
 TOTAL RETURN(2):                     -6.14     6.91       4.07
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      125      115        123
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   1.90     1.90       2.20
 Gross expenses prior to expense
 reimbursement(3)                      2.25     2.19       2.45
 Net investment income after
 expense reimbursement(3)(5)           2.30     2.69       2.23
 Portfolio turnover rate                165      195        120



                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                       YEAR     SEVEN MONTHS                                           JUN. 30,
                                                       ENDED       ENDED              YEAR ENDED OCTOBER 31,          1998(1) TO
                                                      MAY 31,     MAY 31,         ------------------------------       OCT. 31,
                                                       2003       2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $                  9.69          10.59       10.46       10.18         10.72
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                            $                  0.90           0.24        0.32        0.23*         0.08*
 Net realized and unrealized gain (loss) on
 investments                                      $                  0.27          -0.88        0.36        0.46         -0.62
 Total from investment operations                 $                  0.36          -0.64        0.68        0.69         -0.54
LESS DISTRIBUTIONS FROM:
 Net investment income                            $                  0.29           0.26        0.21        0.19            --
 Net realized gain on investments                 $                    --             --        0.34        0.22            --
 Total distributions                              $                  0.29           0.26        0.55        0.41            --
 Net asset value, end of period                   $                  9.76           9.69       10.59       10.46         10.18
 TOTAL RETURN(2):                                 %                  3.74          -6.18        6.81        6.88         -5.04
RATIO/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $                   240            251         275         304           171
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)   %                  1.90           1.90        1.90        2.20          2.24
 Gross expenses prior to expense
 reimbursement(3)                                 %                  2.31           2.25        2.19        2.45          2.67
 Net investment income after expense
 reimbursement(3)(5)                              %                  1.23           2.30        2.69        2.23          2.26
 Portfolio turnover rate                          %                   101            165         195         120           115


--------------------------------------------------------------------------------

(1) Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to May 31.

(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 60      ING Strategic Allocation Income Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund

FIXED INCOME FUNDS
ING Aeltus Money Market Fund
ING Bond Fund
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund
ING Global Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected the Funds' performance, the financial statements and the independent auditors' reports (in annual reports only) during the past fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING Growth Fund
  ING Small Company Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Technology Fund
  ING Strategic Allocation Growth
    Fund
  ING Strategic Allocation Balanced
    Fund
  ING Strategic Allocation Income
    Fund

  [ING FUNDS LOGO]                         AFDEPROS0303-030103

       PROSPECTUS

[ABACUS PHOTO]

       October 1, 2003


       Class I
                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund
                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus LargeCap Fund
                                                 ING Index Plus MidCap Fund
                                                 ING Index Plus SmallCap Fund
                                                 DOMESTIC EQUITY VALUE FUND
                                                 ING Value Opportunity Fund
                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Balanced Fund
                                                 ING Growth and Income Fund
                                                 STRATEGIC ALLOCATION FUNDS
                                                 ING Strategic Allocation Growth
                                                 Fund
                                                 ING Strategic Allocation
                                                 Balanced Fund
                                                 ING Strategic Allocation Income
                                                 Fund

       This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]  WHAT YOU
                 PAY TO
                 INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS
    FUNDS AT A GLANCE                                        1
    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          4
    ING Small Company Fund                                   6
    ING Technology Fund                                      8



    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                            10
    ING Index Plus MidCap Fund                              12
    ING Index Plus SmallCap Fund                            14



    DOMESTIC EQUITY VALUE FUNDS
    ING Value Opportunity Fund                              16



    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       18
    ING Growth and Income Fund                              20



    STRATEGIC ALLOCATION FUNDS
    ING Strategic Allocation Growth Fund                    25
    ING Strategic Allocation Balanced Fund                  26
    ING Strategic Allocation Income Fund                    27

    WHAT YOU PAY TO INVEST                                  29
    SHAREHOLDER GUIDE                                       31
    MANAGEMENT OF THE FUNDS                                 35
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      37
    MORE INFORMATION ABOUT RISKS                            38
    FINANCIAL HIGHLIGHTS                                    42
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY GROWTH FUNDS

  ING's Domestic Equity Growth Funds seek long-term growth of capital.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for long-term growth.

DOMESTIC EQUITY INDEX FUNDS

  ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

  They may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept higher risk in exchange for potential long-term growth.

DOMESTIC EQUITY VALUE FUND

  ING's Value Opportunity Fund seeks growth of capital.

  The Fund may suit you if you:

  - are investing for the long-term -- at least several years; and
  - are willing to accept risk in exchange for long-term growth of capital.

DOMESTIC EQUITY AND INCOME FUNDS

  ING's Domestic Equity and Income Funds seek income and growth of capital.

  They may suit you if you:

  - want regular income and capital appreciation; and
  - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth, Domestic Equity Index or Domestic Equity Value Funds.

STRATEGIC ALLOCATION FUNDS

  ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

  They may suit you if you:

  - are investing for the long-term -- at least five years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page [ ].

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          ING Growth Fund                                        Growth of Capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Small Company Fund                                 Growth of Capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Technology Fund                                    Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: AIC Asset Management, LLC


DOMESTIC          ING Index Plus LargeCap Fund                           Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index (S&P 500 Index),
                                                                         while maintaining a market
                                                                         level of risk

                  ING Index Plus MidCap Fund                             Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index (S&P
                                                                         400 Index), while maintaining
                                                                         a market level of risk

                  ING Index Plus SmallCap Fund                           Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index (S&P
                                                                         600 Index), while maintaining
                                                                         a market level of risk


DOMESTIC          ING Value Opportunity Fund                             Growth of Capital
EQUITY VALUE      Adviser: ING Investments, LLC
FUND              Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          ING Balanced Fund                                      Maximize total return with
EQUITY AND        Adviser: ING Investments, LLC                          reasonable safety of principal
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Growth and Income Fund                             Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


STRATEGIC         ING Strategic Allocation Growth Fund                   Capital appreciation
ALLOCATION        Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Strategic Allocation Balanced Fund                 Provide total return (i.e.,
                  Adviser: ING Investments, LLC                          income and capital
                  Sub-Adviser: Aeltus Investment Management, Inc.        appreciation, both realized
                                                                         and unrealized)

                  ING Strategic Allocation Income Fund                   Provide total return
                  Adviser: ING Investments, LLC                          consistent with preservation
                  Sub-Adviser: Aeltus Investment Management, Inc.        of capital

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.


Equity securities of companies in the information         Price volatility and other risks that accompany an
technology sector.                                        investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology sector.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to offer above-average growth potential.                  investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          5.59     34.30    22.12    22.75    37.90    35.09   -12.60   -27.38   -29.05

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  23.31%
                           1st quarter 2001: -23.59%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     13.94%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                                       10 YEARS
                                                                   1 YEAR        5 YEARS         (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -29.05         -3.45                   6.65
Class I Return After Taxes on Distributions                     %  -29.05         -4.98                   4.30
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -17.84         -2.52                   5.12
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -27.88         -3.84                   7.14(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Growth Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies.

The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $250 million and $116.6 billion. The scope of the S&P SmallCap 600 Index and the Russell 2000 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $250 million and the largest company had a market capitalization of $900 million. At May 30, 2003, the smallest company in the Russell 2000 Index had a market capitalization of $1.2 billion and the largest company had a market capitalization of $116.6 billion.

- Companies with market capitalizations lower than companies included in the first two categories.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In managing the Fund, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:
The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          1.30     48.17    13.62    33.28    1.27     31.01    7.65     3.74    -23.76

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           1st quarter 2000:  28.43%
                           3rd quarter 2002: -19.31%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     14.29%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -23.76      2.47            11.06
Class I Return After Taxes on Distributions                     %   -23.76      1.36             7.85
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -14.59      1.50             7.78
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -20.48     -1.36             5.92(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) The Russell 2000 Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                    AIC Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that the Sub-Adviser considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.

The Sub-Adviser considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. The Sub-Adviser will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for the Fund, the Sub-Adviser looks at a company's valuation relative to its potential long-term growth rate. The Sub-Adviser may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if the Sub-Adviser determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if the Sub-Adviser believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

RISKS OF CONCENTRATION -- the Fund's investments are concentrated in the information technology sector. The Fund therefore may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

INFORMATION TECHNOLOGY -- investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

The Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES --
because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."

 8      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                        -24.67   -42.58

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as Sub-Adviser since the Fund commenced operations.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003.
                                     17.87%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -42.58           -37.52                  N/A
Class I Return After Taxes on Distributions                     %   -42.58           -37.53                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -26.14           -26.93                  N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(2)          %   -40.27           -39.58(3)               N/A

(1) Class I commenced operations on March 1, 2000.

(2) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(3) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING Technology Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees administration fees and custodial fees) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."

 10      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     33.93    32.50    24.51    -9.46   -13.97   -21.86

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.34%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     10.03%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -21.86     0.08            4.81
Class I Return After Taxes on Distributions                     %  -22.21    -0.28            3.78
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -13.42    -0.08            3.44
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %  -22.10    -0.56            4.00(3)

(1) Class I commenced operations on December 10, 1996.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning December 1, 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus LargeCap Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $900 million and $3 billion. The scope of the S&P MidCap 400 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P MidCap 400 Index had a market capitalization of $900 million and the largest company had a market capitalization of $3 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 12      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       15.61    19.98    -1.59   -12.33

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2002: -15.40%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     11.05%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -12.33            8.31                   N/A
Class I Return After Taxes on Distributions                     %   -12.48            5.96                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -7.42            5.82                   N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %   -14.51            6.94(3)                N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(3) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $250 million and $116.6 billion. The scope of the S&P SmallCap 600 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $250 million and the largest company had a market capitalization of $900 million.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."

 14      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       10.28    7.83     3.21    -12.22

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -16.87%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     11.89%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -12.22           1.52                   N/A
Class I Return After Taxes on Distributions                     %  -12.43           1.44                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -7.31           1.21                   N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -14.63           2.89(3)                N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

(3) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing the Fund, the Sub-Adviser tends to invest in larger companies it believes are trading below their perceived value. The Sub-Adviser defines larger companies as those companies that are included in the S&P 500 Index. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. As of June 30, the market capitalization range of the S&P 500 Index are those companies whose capitalization is in excess of $3 billion. The Fund may also invest in companies of any size. The Sub-Adviser believes that the Fund's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, the Sub-Adviser evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. The Sub-Adviser looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

SMALL-/MID-SIZED COMPANIES -- the Fund may invest in small and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investment in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 16      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       19.60    8.41    -10.15   -25.90

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  16.42%
                           3rd quarter 2002: -19.69%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     9.54%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -25.90             0.33                  N/A
Class I Return After Taxes on Distributions                     %   -25.90            -0.91                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -15.90             0.19                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   -22.10            -0.82(3)               N/A

(1) Class I commenced operations on February 2, 1998.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;

- debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of the Fund, the Sub-Adviser looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest in foreign debt securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The risks associated with each of these investments are discussed further below under "More Information About Risks."

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
9.73      -1.73    26.18    15.34    21.09    16.52    12.27    -1.05    -4.61   -10.91

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

  4th quarter 1998  :    12.85%
  3rd quarter 2002  :    -9.44%

   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     9.27%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index), the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %  -10.91     1.93      7.65
Class I Return After Taxes on Distributions                     %  -11.31     0.20      5.20
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -6.69      1.05      5.41
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(1)                                                     %  -22.10    -0.56      9.34
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  10.25      7.55      7.51
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  -9.82      3.10      8.94

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3) The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.

- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although the Sub-Adviser emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The risks associated with each of these investments are discussed further below under "More Information About Risks."

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 20      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
6.58      -0.34    31.49    27.83    31.51    14.88    17.87   -11.40   -18.66   -25.29

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  19.37%
                           3rd quarter 2002: -16.39%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     10.03%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %  -25.29    -6.12      5.52
Class I Return After Taxes on Distributions                     %  -25.54    -8.11      2.84
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -15.52    -4.75      4.08
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(1)                                                       %  -22.10    -0.56      9.34

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES

Strategic Allocation Growth seeks to provide capital appreciation.

Strategic Allocation Balanced seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Strategic Allocation Income seeks to provide total return consistent with preservation of capital.

ALLOCATION OPTIONS

Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.
- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.
- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

                             ASSET CLASS                                   ING                     ING
                                                                   STRATEGIC ALLOCATION    STRATEGIC ALLOCATION
                                                                       GROWTH FUND           BALANCED FUND(1)
     EQUITIES
     DOMESTIC STOCKS
     Range
                                                                       0-100%                   0-80%
     INTERNATIONAL STOCKS
     Range
                                                                       0-20%                    0-10%
     FIXED INCOME
     Range
                                                                       0-40%                    0-70%
     MONEY MARKET INSTRUMENTS
     Range
                                                                       0-30%                    0-30%

              ING
      STRATEGIC ALLOCATION
         INCOME FUND(2)
          0-70%
          0-10%
          0-100%
          0-30%

(1) ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.
(2) ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small- /mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Growth Composite, Strategic Allocation Income Composite, and Strategic Allocation Balanced Composite Indices as benchmarks to which it compares the performance of ING Strategic Allocation Growth Fund, ING Strategic Allocation Income Fund and ING Strategic Allocation Balanced Fund, respectively. Each of these Composite Indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark

Composite Index is described on page [  ] of this Prospectus.

                                                                                     MORGAN STANLEY
                                                                                  CAPITAL INTERNATIONAL
                                                                   RUSSELL 3000   EUROPE, AUSTRALIA AND   LEHMAN BROTHERS
                           COMPOSITE INDEX                            INDEX          FAR EAST INDEX       AGGREGATE BOND INDEX
     STRATEGIC ALLOCATION GROWTH COMPOSITE                          70%                 10%                    20%
     STRATEGIC ALLOCATION BALANCED COMPOSITE                        55%                 5%                     35%
     STRATEGIC ALLOCATION INCOME COMPOSITE                          35%                 0%                     55%


      91-DAY U.S.
      TREASURY
      BILL RATE
         0%
         5%
         10%

 22      ING Strategic Allocation Funds

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the Strategic Allocation Funds' equity, fixed income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS

LARGE CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2003, the market capitalization of the companies included on the S&P 500 Index was in excess of $3 billion. In selecting large capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500 Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in stocks included in the Russell 2500 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The scope of the Russell 2500 Index varies with the market performance of the companies in the Index. At June 30, 2003, the market capitalization of the smallest company in the Russell 2500 Index was $3.1 billion and the largest company had a market capitalization of $116.6 million.

To evaluate which stocks in which to invest, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of a Fund's assets in international stocks. Under normal market conditions, a Fund may invest in international stocks principally traded in 3 or more countries outside the United States. These securities may include common stocks as well as securities convertible into common stocks.

FIXED INCOME SECURITIES

The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed income securities in a diversified portfolio of domestic and foreign fixed income securities, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated at least BBB by Standard & Poor's or Baa by Moody's or have an equivalent rating by another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed income securities and may invest up to 15% of the value of its total assets in high yield (high risk) debt securities rated below investment grade. The dollar-weighted average maturity of the fixed income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations; and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Strategic Allocation Funds       23

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

The success of each Fund's strategy depends significantly on the Sub-Adviser's skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Fund are those generally attributable to stock and bond investing.

STOCKS -- for stock investments, risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

SMALL-/MID-CAP RISK -- from time to time, the stock market may not favor the small- and mid-capitalization securities in which the Funds invest a segment of their assets. Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, and competitive strength of larger companies. Stocks of smaller companies may be subject to wider price fluctuations and tend to be more volatile than stocks of larger companies and can be particularly sensitive to changes in interest rates, borrowing costs and earnings.

FIXED-INCOME SECURITIES -- generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN SECURITIES -- foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended reduce risks associated with a Fund's investments in foreign fixed-income securities may not perform as expected.

RISKS OF HIGH YIELD FIXED-INCOME SECURITIES -- high yield fixed-income securities carry particular market risks and may experience greater volatility in market value than investment grade fixed-income securities. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield fixed-income securities may be less liquid than the markets for higher quality securities, and this may have an adverse effect on their market value.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because a Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees administration fees and custodial fees) in addition to the expenses of the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 24      ING Strategic Allocation Funds

                                            ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   23.62    23.17    19.38    4.54     14.82    -2.33   -12.01   -14.88

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Growth Fund. Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:
                            2nd quarter 1997:  10.57%
                            3rd quarter 2002: -15.33%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     9.92%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -14.88     -2.57             6.03
Class I Return After Taxes on Distributions                     %   -15.05     -3.68             3.36
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -9.14     -2.37             3.94
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -21.54     -0.71             9.84(3)
Strategic Allocation Growth Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %   -14.98      1.06             8.96(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Growth Composite return is for the period beginning January 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Growth Fund       25

ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   21.05    18.59    16.95    4.11     10.40    -0.75    -7.51   -10.25

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Balanced Fund. Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:
                           2nd quarter 1997:   8.71%
                           3rd quarter 2002: -11.59%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     8.36%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -10.25     -1.08             5.97
Class I Return After Taxes on Distributions                     %   -10.73     -2.31             3.49
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    -6.29     -1.33             3.85
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -21.54     -0.71             9.84(3)
Strategic Allocation Balanced Composite (reflects no
deduction for fees, expenses or taxes)(4)                       %    -9.51      2.78             9.09(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Balanced Composite return is for the period beginning January 1, 1995.

 26      ING Strategic Allocation Balanced Fund

                                            ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   18.90    14.41    12.52    6.28     7.46     3.74     -2.77    -5.18

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Income Fund. Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during this period:
                            2nd quarter 1997:  6.67%
                            3rd quarter 2002: -6.74%
   The Fund's Class I Shares' year-to-date total return as of June 30, 2003:
                                     6.28%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Strategic Allocation Income Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -5.18      1.78             6.64
Class I Return After Taxes on Distributions                     %   -5.80      0.29             3.91
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -3.18      0.78             4.20
LBAB Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %   10.25      7.55             8.61(3)
Strategic Allocation Income Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %   -2.28      4.75             9.03(5)

(1) Class I commenced operations on January 4, 1995.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(3) The LBAB Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Income Fund Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Income Composite return is for the period beginning January 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Income Fund       27

BENCHMARK INDICES
--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley Capital International-Europe, Australia,
                                                          Far East Index is a market value-weighted average of the
                                                          performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.


U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index is a widely
                                                          recognized, unmanaged index of publicly issued fixed rate
                                                          U.S. Government, investment grade, mortgage-backed and
                                                          corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to
                                                          cash because their maturity is only three months.

 28      Benchmark Indices

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS I

                                                      DISTRIBUTION                      TOTAL
                                                      AND SERVICE                       FUND            WAIVERS,
                                         MANAGEMENT     (12B-1)          OTHER        OPERATING      REIMBURSEMENTS        NET
FUND                                        FEE           FEES        EXPENSES(2)     EXPENSES     AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Growth                        %        0.70            --           0.26           0.96                --             0.96
 ING Small Company                 %        0.85            --           0.22           1.07                --             1.07
 ING Technology                    %        1.05            --           1.30           2.35             -0.85             1.50
 ING Index Plus LargeCap           %        0.45            --           0.24           0.69                --             0.69
 ING Index Plus MidCap             %        0.45            --           0.61           1.06             -0.31             0.75
 ING Index Plus SmallCap           %        0.45            --           1.41           1.86             -1.11             0.75
 ING Value Opportunity             %        0.70            --           0.67           1.37             -0.27             1.10
 ING Balanced                      %        0.80            --           0.34           1.14                --             1.14
 ING Growth and Income             %        0.68            --           0.23           0.91                --             0.91
 ING Strategic Allocation Growth   %        0.80            --           0.45           1.25             -0.25             1.00
 ING Strategic Allocation
  Balanced                         %        0.80            --           0.37           1.17             -0.22             0.95
 ING Strategic Allocation Income   %        0.80            --           0.51           1.31             -0.41             0.90

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges and fee waivers to which the Adviser has agreed for each Fund.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except ING Growth Fund, ING Balanced Fund, and ING Growth and Income Fund) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least May 31, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. Aeltus Investment Management, Inc., the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fee and/or administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses".

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I FUND                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------
 ING Growth                                                         98        306          531        1,178
 ING Small Company                                                 109        340          590        1,306
 ING Technology                                                    238        733        1,255        2,686
 ING Index Plus LargeCap                                            70        221          384          859
 ING Index Plus MidCap                                             108        337          585        1,294
 ING Index Plus SmallCap                                           189        585        1,006        2,180
 ING Value Opportunity                                             139        434          750        1,646
 ING Balanced                                                      116        362          628        1,386
 ING Growth and Income                                              93        290          504        1,120
 ING Strategic Allocation Growth                                   127        397          686        1,511
 ING Strategic Allocation Balanced                                 119        372          644        1,420
 ING Strategic Allocation Income                                   133        415          718        1,579
------------------------------------------------------------------------------------------------------------

 30      What You Pay to Invest

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

- The minimum additional investment is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:
- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Application.   mail them to the address
                    Please indicate your     on the account
                    investment               statement. Remember to
                    professional on the      write your account
                    New Account              number on the check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under Initial
                    select Option 4 to       Investment.
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

MARKET TIMERS
A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS
The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.
SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.
 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.
 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

 32      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each Class I share of each Fund is calculated by taking the value of the Fund's assets attributable to the Class I shares, subtracting the Fund's liabilities attributable to the Class I shares, and dividing by the number Class I shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of a Fund for Class I shares of the same of any other ING Fund that offers Class I shares, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, ($500 for shareholders holding Class I shares as of February 28, 2002), other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSE HOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.

 34      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of June 30, 2003, ING managed over $35.0 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
FUND                                                     FEE
ING Growth                                               0.70
ING Small Company                                        0.85
ING Technology                                           1.05
ING Index Plus LargeCap                                  0.45
ING Index Plus MidCap                                    0.45
ING Index Plus SmallCap                                  0.45
ING Value Opportunity                                    0.70
ING Balanced                                             0.80
ING Growth and Income                                    0.68
ING Strategic Allocation Growth                          0.80
ING Strategic Allocation Balanced                        0.80
ING Strategic Allocation Income                          0.80

SUB-ADVISERS

ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Technology). ING Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2003, ING Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, ING Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

ING SMALL COMPANY FUND

ING Small Company Fund is managed by a team of ING Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for ING Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other ING Aeltus advised funds since 1998. Prior to joining ING Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.

ING VALUE OPPORTUNITY FUND

ING Value Opportunity Fund is managed by a team of ING Aeltus equity investment specialists led by Donald E. Townswick, Portfolio Manager, ING Aeltus. Mr. Townswick has been managing Value Opportunity since October 2002. Mr. Townswick also manages the Growth and Income Fund and co-manages small- and mid-cap portfolios and has served as a small- and mid-cap securities specialist for other ING Aeltus advised funds since 1994.

ING GROWTH FUND

ING Growth Fund is managed by a team of ING Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with ING Aeltus.

ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS

ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, ING Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       35

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

with ING Aeltus since 1989 and previously served as a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, ING Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING Aeltus' equity department.

ING BALANCED FUND

ING Balanced Fund is managed by a team of investment professionals led by Neil Kochen and James Kauffmann.

Mr. Kochen, Executive Vice President, Chief Investment Officer, ING Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with ING Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

James B. Kauffmann co-manages the Balanced Fund. Mr. Kauffman joined ING Groep N.V. in 1996 and has over 17 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING GROWTH AND INCOME FUND

ING Growth and Income Fund is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, ING Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other ING Aeltus advised funds since 1994.

ING STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME

The ING Strategic Allocation Funds are managed by a team of ING Aeltus investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined ING Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

ING TECHNOLOGY FUND

AIC ASSET MANAGEMENT, LLC

AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to the ING Technology Fund. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with the Fund's investment objective, policies and limitations. AIC makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund. As of June 30, 2003, AIC had more than $130 million in assets under management.

Ronald E. Elijah, managing member of AIC, has been co-managing the ING Technology Fund since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999). Roderick
R. Berry, a member of AIC, has served as co-portfolio manager of the Fund since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team (March 1995 to March
1999).


 36      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:

ANNUALLY(1)                    ANNUALLY(2)
-----------                    -----------
ING International Growth Fund  ING Balanced Fund
ING Growth Fund                ING Growth and Income Fund
ING Small Company Fund
ING Technology Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Value Opportunity Fund
ING Strategic Allocation
  Growth Fund
ING Strategic Allocation
  Balanced Fund
ING Strategic Allocation
  Income Fund

(1) Distributions are normally expected to consist primarily of capital gains.

(2) Dividends are expected normally to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Class.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       37

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a Fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investments in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume



 38      More Information About Risks

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typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MORTGAGE-RELATED SECURITIES (ING BALANCED FUND, ING GROWTH AND INCOME FUND, ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND AND ING STRATEGIC ALLOCATION INCOME FUND). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS): The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND AND ING STRATEGIC ALLOCATION FUND): The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT ING TECHNOLOGY FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       39

MORE INFORMATION ABOUT RISKS
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been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.

REPURCHASE AGREEMENTS (ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC BALANCED FUND AND ING STRATEGIC INCOME FUND). Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

CONCENTRATION (ING TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. As discussed above, ING Strategic Allocation Growth Fund, ING Strategic Balanced Fund and ING Strategic Income Fund may invest in repurchase agreements as a principal strategy. The other Funds also may enter into repurchase agreements, which include the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell



 40      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
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portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

 42      Financial Highlights

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                               YEAR      SEVEN MONTHS
                                                               ENDED        ENDED                 YEAR ENDED OCTOBER 31,
                                                              MAY 31,      MAY 31,       ----------------------------------------
                                                               2003        2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $                    11.95         22.98      22.54      16.62      17.02
 Income from investment operations:
 Net investment income (loss)                           $                    -0.03         -0.04      -0.04      -0.01*      0.01*
 Net realized and unrealized gain (loss) on
 investments                                            $                    -0.41         -8.39       3.56       6.13       2.09
 Total from investment operations                       $                    -0.44         -8.43       3.52       6.12       2.10
 Less distributions from:
 Net investment income                                  $                       --            --         --         --         --
 Net realized gains on investments                      $                       --          2.60       3.08       0.20       2.50
 Total distributions                                    $                       --          2.60       3.08       0.20       2.50
 Net asset value, end of period                         $                    11.51         11.95      22.98      22.54      16.62
 TOTAL RETURN(1):                                       %                    -3.68        -40.54      16.65      37.09      14.78
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                       $                  124,351       141,232    254,209    206,238    128,667
 Ratios to average net assets:
 Expenses(2)                                            %                     0.96          0.91       0.87       0.94       1.00
 Net investment income (loss)(2)                        %                    -0.42         -0.28      -0.09      -0.04       0.07
 Portfolio turnover rate                                %                      143           199        183        142        170


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       43

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                 YEAR      SEVEN MONTHS
                                                                 ENDED        ENDED                YEAR ENDED OCTOBER 31,
                                                                MAY 31,      MAY 31,       --------------------------------------
                                                                 2003        2002(3)        2001       2000       1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $                    13.17         15.26      12.46     10.43     15.55
 Income from investment operations:
 Net investment income (loss)                             $                    -0.01          0.07       0.06      0.05*     0.09*
 Net realized and unrealized gain (loss) on investments   $                     1.03         -1.34       3.72      2.08     -0.90
 Total from investment operations                         $                     1.02         -1.27       3.78      2.13     -0.81
 Less distributions from:
 Net investment income                                    $                     0.04          0.08       0.04      0.04        --
 Net realized gains on investments                        $                       --          0.74       0.94      0.06      4.31
 Total distributions                                      $                     0.04          0.82       0.98      0.10      4.31
 Net asset value, end of period                           $                    14.15         13.17      15.26     12.46     10.43
 TOTAL RETURN(1):                                         %                     7.74         -8.41      31.79     20.54     -7.47
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $                  214,459       183,569    188,306    51,423    29,543
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)           %                     1.07          1.09       1.10      1.23      1.32
 Gross expenses prior to expense reimbursement(2)         %                     1.07          1.09       1.10      1.25      1.43
 Net investment income (loss) after expense
 reimbursement(2)(4)                                      %                    -0.11          0.50       0.46      0.43      0.46
 Portfolio turnover rate                                  %                      200           257        333       232       212


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 44      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial
statements. For the periods ending on or before May 31,     , the financial
statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                      YEAR      SEVEN MONTHS       YEAR         MARCH 1,
                                                                      ENDED        ENDED           ENDED       2000(5) TO
                                                                     MAY 31,      MAY 31,       OCTOBER 31,    OCTOBER 31,
                                                                      2003        2002(3)          2001           2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                     3.90           8.58          10.00
 Income from investment operations:
 Net investment loss                                           $                    -0.04          -0.06          -0.14
 Net realized and unrealized loss on investments               $                    -0.02          -4.62          -1.28
 Total from investment operations                              $                    -0.06          -4.68          -1.42
 Net asset value, end of period                                $                     3.84           3.90           8.58
 TOTAL RETURN(1):                                              %                    -1.54         -54.55         -14.20
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                      775            839          1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)                %                     1.50           1.50           1.50
 Gross expenses prior to expense reimbursement(2)              %                     2.35           2.36           2.48
 Net investment loss after expense reimbursement(2)(4)         %                    -1.42          -1.11          -1.09
 Portfolio turnover rate                                       %                       59            175            124


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       45

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                               YEAR      SEVEN MONTHS
                                                               ENDED        ENDED                 YEAR ENDED OCTOBER 31,
                                                              MAY 31,      MAY 31,       ----------------------------------------
                                                               2003        2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $                    13.83         18.79      17.48      13.78      12.43
 Income from investment operations:
 Net investment income                                  $                     0.07          0.14       0.07       0.11*      0.13*
 Net realized and unrealized gain (loss) on
 investments                                            $                     0.01         -5.01       1.32       3.86       2.57
 Total from investment operations                       $                     0.08         -4.87       1.39       3.97       2.70
 Less distributions from:
 Net investment income                                  $                     0.13          0.09       0.08       0.07       0.13
 Net realized gain on investments                       $                       --            --         --       0.20       1.22
 Total distributions                                    $                     0.13          0.09       0.08       0.27       1.35
 Net asset value, end of period                         $                    13.78         13.83      18.79      17.48      13.78
 TOTAL RETURN(1):                                       %                     0.51        -26.03       7.99      29.05      23.46
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $                  155,948       136,852    170,673    141,377     31,671
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)         %                     0.69          0.66       0.66       0.70       0.70
 Gross expenses prior to expense reimbursement(2)       %                     0.69          0.66       0.66       0.75       1.17
 Net investment income after expense
 reimbursement(2)(4)                                    %                     0.81          0.83       0.56       0.67       0.96
 Portfolio turnover rate                                %                       87           117        104         72        124


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 46      ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial
statements. For the periods ending on or before May 31,     , the financial
statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                                                                      FEBRUARY 3,
                                                              YEAR      SEVEN MONTHS                                    1998(5)
                                                              ENDED        ENDED          YEAR ENDED OCTOBER 31,          TO
                                                             MAY 31,      MAY 31,       --------------------------    OCTOBER 31,
                                                              2003        2002(3)        2001      2000      1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $                    11.05        14.78     12.70     10.36       10.00
 Income from investment operations:
 Net investment income                                 $                     0.04         0.11      0.02      0.07*       0.04*
 Net realized and unrealized gain (loss) on
 investments                                           $                     1.96        -1.78      3.90      2.32        0.32
 Total from investment operations                      $                     2.00        -1.67      3.92      2.39        0.36
 Less distributions from:
 Net investment income                                 $                     0.05         0.04      0.06      0.05          --
 Net realized gain on investments                      $                       --         2.02      1.78        --          --
 Total distributions                                   $                     0.05         2.06      1.84      0.05          --
 Net asset value, end of period                        $                    13.00        11.05     14.78     12.70       10.36
 TOTAL RETURN(1):                                      %                    18.13       -12.52     35.42     23.14        3.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $                   11,459          456     2,219     6,806       6,996
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)        %                     0.75         0.75      0.75      0.75        0.75
 Gross expenses prior to expense reimbursement(2)      %                     1.06         1.25      1.25      1.78        2.51
 Net investment income after expense
 reimbursement(2)(4)                                   %                     0.37         0.53      0.38      0.55        0.57
 Portfolio turnover rate                               %                      190          181       180       131         130


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       47

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                                                                      FEBRUARY 3,
                                                              YEAR      SEVEN MONTHS                                    1998(5)
                                                              ENDED         ENDED         YEAR ENDED OCTOBER 31,          TO
                                                             MAY 31,       MAY 31,       -------------------------    OCTOBER 31,
                                                              2003         2002(3)        2001      2000     1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $                    10.80         11.66      9.95     8.87       10.00
 Income from investment operations:
 Net investment income (loss)                          $                     0.07          0.01     -0.02     0.02*       0.02*
 Net realized and unrealized gain (loss) on
 investments                                           $                     2.03         -0.87      1.74     1.08       -1.15
 Total income from investment operations               $                     2.10         -0.86      1.72     1.10       -1.13
 Less distributions from:
 Net investment income                                 $                       --            --      0.01     0.02          --
 Net realized gain on investments                      $                       --            --        --       --          --
 Total distributions                                   $                       --            --      0.01     0.02          --
 Net asset value, end of period                        $                    12.90         10.80     11.66     9.95        8.87
 TOTAL RETURN(1):                                      %                    19.44         -7.38     17.35    12.46      -11.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $                      322         3,600     4,825    5,902       5,862
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)        %                     0.75          0.75      0.75     0.75        0.75
 Gross expenses prior to expense reimbursement(2)      %                     1.86          1.85      1.52     2.03        2.63
 Net investment income (loss) after expense
 reimbursement(2)(4)                                   %                     0.10          0.09     -0.05     0.22        0.25
 Portfolio turnover rate                               %                       61           118       134       85         100


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

 48      ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                               YEAR      SEVEN MONTHS                                 FEBRUARY 2,
                                                               ENDED         ENDED         YEAR ENDED OCTOBER 31,     1998(5) TO
                                                              MAY 31,       MAY 31,       ------------------------    OCTOBER 31,
                                                               2003         2002(3)        2001     2000     1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $                    10.28         14.55    13.24     9.99       10.00
 Income from investment operations:
 Net investment income (loss)                           $                     0.00**       -0.05    -0.01     0.03*       0.03*
 Net realized and unrealized gain (loss) on             $
 investments                                                                  0.10         -2.16     2.21     3.25       -0.04
 Total from investment operations                       $                     0.10         -2.21     2.20     3.28       -0.01
 Less distributions from:
 Net investment income                                  $                       --          0.02     0.04     0.03          --
 Net realized gains on investments                      $                       --          2.04     0.85       --          --
 Total distributions                                    $                       --          2.06     0.89     0.03          --
 Net asset value, end of period                         $                    10.38         10.28    14.55    13.24        9.99
 TOTAL RETURN(1):                                       %                     0.97        -17.02    17.52    32.88       -0.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $                    4,725           320    3,550    5,455       4,625
 Ratio to average net assets:
 Net expenses after expense reimbursement(2)(4)         %                     1.10          1.10     1.10     1.10        1.10
 Gross expenses prior to expense reimbursement(2)       %                     1.37          1.74     1.62     2.52        3.41
 Net investment income (loss) after expense             %
 reimbursement(2)(4)                                                         -0.04          0.15     0.08     0.23        0.37
 Portfolio turnover rate                                %                      132           172      162      125         132


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       49

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                               YEAR      SEVEN MONTHS
                                                               ENDED        ENDED                 YEAR ENDED OCTOBER 31,
                                                              MAY 31,      MAY 31,       ----------------------------------------
                                                               2003        2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $                    11.02         14.10      13.74      12.84      14.09
 Income from investment operations:
 Net investment income                                  $                     0.11          0.26       0.30       0.32*      0.33*
 Net realized and unrealized gain (loss) on
 investments                                            $                     0.11         -1.85       0.90       1.53       1.02
 Total from investment operations                       $                     0.22         -1.59       1.20       1.85       1.35
 Less distributions from:
 Net investment income                                  $                     0.16          0.28       0.30       0.34       0.32
 Net realized gains on investments                      $                       --          1.21       0.54       0.61       2.28
 Total distributions                                    $                     0.16          1.49       0.84       0.95       2.60
 Net asset value, end of period                         $                    11.08         11.02      14.10      13.74      12.84
 TOTAL RETURN(1)                                        %                     2.02        -12.16       9.04      14.79      10.81
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $                   65,971        71,759     94,149     98,717    111,887
 Ratio to average net assets:
 Expenses(2)                                            %                     1.14          1.10       1.06       1.11       1.12
 Net investment income(2)                               %                     1.57          2.06       2.24       2.38       2.54
 Portfolio turnover rate                                %                      118           180        242        127         85


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 50      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                               YEAR      SEVEN MONTHS
                                                               ENDED        ENDED                 YEAR ENDED OCTOBER 31,
                                                              MAY 31,      MAY 31,       ----------------------------------------
                                                               2003        2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $                     9.54         14.26      16.74      15.26      18.08
 Income from investment operations:
 Net investment income                                  $                     0.02          0.05       0.05       0.09*      0.12*
 Net realized and unrealized gain (loss) on
 investments                                            $                    -0.03         -3.99       0.52       3.26       0.51
 Total from investment operations                       $                    -0.01         -3.94       0.57       3.35       0.63
 Less distributions from:
 Net investment income                                  $                     0.04          0.04       0.05       0.14       0.13
 Net realized gains on investments                      $                       --          0.74       3.00       1.73       3.32
 Total distributions                                    $                     0.04          0.78       3.05       1.87       3.45
 Net asset value, end of period                         $                     9.49          9.54      14.26      16.74      15.26
 TOTAL RETURN(1):                                       %                    -0.10        -28.93       3.76      23.00       3.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $                  258,081       296,248    479,823    558,913    614,493
 Ratios to average net assets:
 Expenses(2)                                            %                     0.91          0.86       0.83       0.86       0.88
 Net investment income(2)                               %                     0.34          0.38       0.33       0.56       0.71
 Portfolio turnover rate                                %                      132           194        167        122        160


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       51

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                                   YEAR      SEVEN MONTHS
                                                                   ENDED        ENDED               YEAR ENDED OCTOBER 31,
                                                                  MAY 31,      MAY 31,       ------------------------------------
                                                                   2003        2002(3)        2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $                     9.60        12.03     12.14     11.14     14.48
 Income from investment operations:
 Net investment income                                      $                     0.05         0.17      0.18      0.22*     0.24*
 Net realized and unrealized gain (loss) on investments     $                     0.62        -2.44      0.82      1.27     -0.41
 Total from investment operations                           $                     0.67        -2.27      1.00      1.49     -0.17
 Less distributions from:
 Net investment income                                      $                     0.15         0.16      0.22      0.18      0.41
 Net realized gain on investments                           $                       --           --      0.89      0.31      2.76
 Total distributions                                        $                     0.15         0.16      1.11      0.49      3.17
 Net asset value, end of period                             $                    10.12         9.60     12.03     12.14     11.14
 TOTAL RETURN(1):                                           %                     7.05       -19.05      8.62     13.66     -1.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $                   29,599       30,463    42,626    41,936    38,012
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)             %                     1.00         1.00      1.00      1.20      1.24
 Gross expenses prior to expense reimbursement(2)           %                     1.25         1.16      1.10      1.26      1.43
 Net investment income (loss) after expense
 reimbursement(2)(4)                                        %                     0.86         1.48      1.76      1.86      2.00
 Portfolio turnover rate                                    %                      149          242       248       132       105


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 52      ING Strategic Allocation Growth Fund

FINANCIAL HIGHLIGHTS                      ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                         YEAR        SEVEN MONTHS
                                                         ENDED          ENDED                    YEAR ENDED OCTOBER 31,
                                                        MAY 31,        MAY 31,         ------------------------------------------
                                                         2003          2002(3)          2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $                         9.96          11.76       11.76       11.08       13.29
 Income from investment operations:
 Net investment income                          $                         0.08           0.27        0.27        0.30*       0.31*
 Net realized and unrealized gain (loss) on
 investments                                    $                         0.52          -1.80        0.55        0.83       -0.37
 Total from investment operations               $                         0.60          -1.53        0.82        1.13       -0.06
 Less distributions from:
 Net investment income                          $                         0.23           0.27        0.29        0.21        0.45
 Net realized gain on investments               $                           --             --        0.53        0.24        1.70
 Total distributions                            $                         0.23           0.27        0.82        0.45        2.15
 Net asset value, end of period                 $                        10.33           9.96       11.76       11.76       11.08
 TOTAL RETURN(1):                               %                         6.11         -13.28        7.29       10.31       -0.87
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $                       37,372         37,961      49,898      48,440      37,620
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                            %                         0.95           0.95        0.95        1.20        1.24
 Gross expenses prior to expense
 reimbursement(2)                               %                         1.17           1.11        1.08        1.28        1.40
 Net investment income after expense
 reimbursement(2)(4)                            %                         1.35           2.27        2.54        2.54        2.61
 Portfolio turnover rate                        %                          129            204         239         125         116


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Strategic Allocation Balanced Fund       53

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.



                                                         YEAR        SEVEN MONTHS
                                                         ENDED          ENDED                    YEAR ENDED OCTOBER 31,
                                                        MAY 31,        MAY 31,         ------------------------------------------
                                                         2003          2002(3)          2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $                         9.82          10.73       10.57       10.21       12.15
 Income from investment operations:
 Net investment income                          $                         0.13           0.37        0.33        0.34*       0.35*
 Net realized and unrealized gain (loss) on
 investments                                    $                         0.29          -0.92        0.47        0.46       -0.07
 Total from investment operations               $                         0.42          -0.55        0.80        0.80        0.28
 Less distributions from:
 Net investment income                          $                         0.40           0.36        0.30        0.22        0.60
 Net realized gain on investments               $                           --             --        0.34        0.22        1.62
 Total distributions                            $                         0.40           0.36        0.64        0.44        2.22
 Net asset value, end of period                 $                         9.84           9.82       10.73       10.57       10.21
 TOTAL RETURN(1):                               %                         4.34          -5.24        7.93        7.99        2.51
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $                       18,994         20,201      26,494      24,107      22,352
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                            %                         0.90           0.90        0.90        1.20        1.24
 Gross expenses prior to expense
 reimbursement(2)                               %                         1.31           1.25        1.19        1.45        1.67
 Net investment income after expense
 reimbursement(2)(4)                            %                         2.25           3.30        3.69        3.23        3.26
 Portfolio turnover rate                        %                          101            165         195         120         115


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 54      ING Strategic Allocation Income Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth & Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUND
ING Global Real Estate
ING Worldwide Growth Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUND
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Fund's performance, the financial statements and the independent auditors' reports (in annual reports only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                811-6352
  ING Growth Fund
  ING Small Company Fund
  ING Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

  [ING FUNDS LOGO]                          AFIPROS0803-080103

                                                               [ING DIRECT LOGO]

                      PROSPECTUS
                  Class O Shares
                 October 1, 2003

                                                           ING Index Plus
                                                            LargeCap Fund

                                                           ING Index Plus
                                                              MidCap Fund

                                                           ING Index Plus
                                                            SmallCap Fund

                                                         ING DIRECT FUNDS


                                                      ING Technology Fund


                                                            (Sphere)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES


October 1, 2003


CAPITAL APPRECIATION FUNDS

ING Technology Fund (Technology)



INDEX PLUS FUNDS

ING Index Plus LargeCap Fund (Index Plus LargeCap)
ING Index Plus MidCap Fund (Index Plus MidCap)
ING Index Plus SmallCap Fund (Index Plus SmallCap)

This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "ING" (e.g., ING International Growth Fund).

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.
- SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING BANK, FSB (ING DIRECT), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                            3
      OBJECTIVES, INVESTMENT STRATEGIES, RISKS, AND
       PERFORMANCE                                                3
FUND EXPENSES                                                    13
OTHER CONSIDERATIONS                                             15
MANAGEMENT OF THE FUNDS                                          19
INVESTING IN THE FUNDS                                           20
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      20
      HOW TO BUY SHARES                                          21
      HOW TO SELL SHARES                                         23
      TIMING OF REQUESTS                                         24
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  24
      DIVIDENDS AND DISTRIBUTIONS                                25
      TAX INFORMATION                                            26
FINANCIAL HIGHLIGHTS                                             28
ADDITIONAL INFORMATION                                           32

                             THE FUNDS' INVESTMENTS

OBJECTIVES, INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's objective, investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund that has been in existence for at least one full calendar year shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 18.
--------------------------------------------------------------------------------

ING Investments, LLC (ING) serves as investment adviser to the ING Funds.
--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (ING Aeltus) serves as investment Sub-Adviser to each ING Fund except the ING Technology Fund.
--------------------------------------------------------------------------------

AIC Asset Management, LLC (AIC) serves as investment Sub-Adviser to the ING Technology Fund.
--------------------------------------------------------------------------------

ING TECHNOLOGY FUND

OBJECTIVE
Seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Companies in the information technology sector include companies that the Sub-Adviser considers to be principally engaged in the development, production or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers and peripheral equipment.
- Telecommunications products and services.
- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
- Data processing products and services.
- Financial services companies that collect or disseminate market, economic, and financial information.
- Internet companies and other companies engaged in, or providing products or services for e-commerce.

The Sub-Adviser considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. The Sub-Adviser will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.

In selecting stocks for the Fund, the Sub-Adviser looks at a company's valuation relative to its potential long-term growth rate. The Sub-Adviser may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if the Sub-Adviser determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if the Sub-Adviser believes that another investment offers a better opportunity.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

RISKS OF CONCENTRATION -- the Fund's investments are concentrated in the information technology sector. The Fund therefore may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

INFORMATION TECHNOLOGY -- investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.
4

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "Principal Risks."

ING TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                        -24.67   -43.01

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser. Formerly, Aeltus Investment Management, Inc. served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as the

    Sub-Adviser since the Fund commenced operations.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%
The Fund's Class O shares' year-to-date total return
as of June 30, 2003:
                                     18.01%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -43.01         -36.51                N/A
Class O Return After Taxes on Distributions(1)                 %   -43.01         -36.51                N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -43.01         -28.64                N/A
Class I Return Before Taxes(2)                                 %   -42.58         -37.52                N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(3)                   %   -40.27         -39.58(4)             N/A

(1) Class O commenced operations on August 6, 2001.

(2) Class I commenced operations on March 1, 2000.

(3) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(4) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.

INDEX PLUS  FUNDS

ING INDEX PLUS LARGECAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 500 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees and administration fees and custodial expenses) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "Principal Risks."

ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     33.93    32.50    24.51    -9.46   -13.97   -22.02

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1997 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as

    Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.35%
The Fund's Class O shares' year-to-date total return as of June 30, 2003:
                                     9.77%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -22.02         -19.17                 N/A
Class O Return After Taxes on Distributions(1)                 %   -22.33         -19.58                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -13.52         -15.37                 N/A
Class I Return Before Taxes(2)                                 %   -21.86           0.08                4.81
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   -22.10          -0.56                4.00(4)

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on December 10, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The S&P 500 Index return is for the period beginning December 1, 1996.

ING INDEX PLUS MIDCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $900 million and $3 billion. The scope of the S&P MidCap 400 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P MidCap 400 Index had a market capitalization of $900 million and the largest company had a market capitalization of $3 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "Principal Risks."

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       15.61    19.98    -1.59   -12.66

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as

    Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2002: -15.36%
The Fund's Class O shares' year-to-date total return as of June 30, 2003:
                                     11.10%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -12.66         -9.57                 N/A
Class O Return After Taxes on Distributions(1)                 %   -12.82         -9.78                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    -7.63         -7.67                 N/A
Class I Return Before Taxes(2)                                 %   -12.33          8.31                 N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   -14.51          6.94(4)              N/A

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.

ING INDEX PLUS SMALLCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $250 million and $116.6 billion. The scope of the S&P SmallCap 600 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $250 million and the largest company had a market capitalization of $900 million.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees and administration fees and custodial expenses) in addition to the expenses of the Fund.

ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "Principal Risks."

ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       10.28    7.83     3.21    -12.72

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus Investment Management, Inc. the former investment adviser, serves as

    Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -17.09%
The Fund's Class O shares' year-to-date total return as of June 30, 2003:
                                     11.78%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -12.72         -8.19                  N/A
Class O Return After Taxes on Distributions(1)                 %   -12.93         -8.34                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    -7.62         -6.52                  N/A
Class I Return Before Taxes(2)                                 %   -12.22          1.52                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   -14.63          2.89(4)               N/A

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $820 million.

(4) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)


                                       Service                                            Waiver
                           Management  (12b-1)                      Total Operating  Reimbursement and    Net
                              Fee        Fees    Other Expenses(2)     Expenses        Recoupment(3)    Expenses
ING Technology Fund(3)      1.05%      0.25%        1.30%             2.60%            -0.85%           1.75%
ING Index Plus LargeCap
  Fund(2)                   0.45%      0.25%        0.24%             0.94%             0.00%           0.94%
ING Index Plus MidCap
  Fund(3)                   0.45%      0.25%        0.61%             1.31%            -0.31%           1.00%
ING Index Plus SmallCap
  Fund(3)                   0.45%      0.25%        1.41%             2.11%            -1.11%           1.00%


(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses, annualized, for the Funds' most recently completed fiscal year and fee waivers to which the investment adviser has agreed to for each Fund. Actual expenses may be greater or less than estimated. "Other Expenses" are estimated because the Funds recently commenced operations.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING Investments, LLC, the investment adviser to each Fund, entered into written expense limitation agreements with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least May 31, 2004. The expense limitation agreements are contractual. Aeltus Investment Management, Inc., the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waiver, Reimbursement and Recoupment."

CLASS O SHARES EXAMPLE

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5% and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
ING Technology Fund                                 263                     808                    1,380                   2,934
ING Index Plus LargeCap Fund                         96                     300                      520                   1,155
ING Index Plus MidCap Fund                          133                     415                      718                   1,579
ING Index Plus SmallCap Fund                        214                     661                    1,134                   2,441

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a Fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to a Fund.


HIGH YIELD SECURITIES. (ALL FUNDS EXCEPT ING TECHNOLOGY FUND) may invest in high yield securities. High-yield bonds are fixed income securities rated below BBB-by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Adviser to be of comparable quality. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manger in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by a Fund's investment policies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


RISKS OF USING DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures (discussed above). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


The derivative instruments in which a Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS): Each Fund may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.


RISKS OF CONCENTRATION (ING TECHNOLOGY FUND). The Fund concentrates (for purposes of the 1940 Act) it assets in securities related to a particular sector, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation that a fund which has securities representing a broader range of investment alternatives.


PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT ING BOND FUND AND ING INDEX PLUS LARGE CAP FUND) Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Funds may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitation in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

MANAGEMENT OF THE FUNDS

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.


As of [          ], 2003, ING managed over $[   ] billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:


                                         MANAGEMENT
FUND                                        FEE
Technology                                 1.05%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap                        0.45%


SUB-ADVISERS

ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Technology). ING Aeltus is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING and the Board.

Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.


As of [          ], 2003, ING Aeltus managed over $[   ] billion in assets. Its
principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.



Prior to March 31, 2002, ING Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.


ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP, ING INDEX PLUS SMALLCAP FUNDS

The Funds are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, ING Aeltus, has served as co-manager of the ING Index Plus LargeCap Fund since March 2001 and as co-manager of the ING Index Plus MidCap Fund and the ING Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING Aeltus since 1989 and previously served as a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, ING Aeltus, has served as co-manager of the ING Index Plus LargeCap Fund, the ING Index Plus MidCap Fund and the ING Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING Aeltus' equity department.

ING TECHNOLOGY FUND
AIC ASSET MANAGEMENT, LLC


AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to the Fund. Subject to the supervision of the Board and ING, AIC manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for
Technology. As of [          ], 2003, AIC had more than $[   ] million in assets
under management.


Ronald E. Elijah, managing member of AIC, has been co-managing the ING Technology Fund since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999).

Roderick R. Berry, a member of AIC, has served as co-portfolio manager of the Technology Fund since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. If you can't invest at least $1,000 per fund to start, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your application,        Fill out the investment stub from your
                                     make your check payable to ING DIRECT      confirmation statement or send a letter indicating
                                     Fund and mail to:                          your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   BY WIRE                           Not Available                              Call 1-866-BUY-FUND (866-289-3863) prior to
                                                                                sending the wire in order to obtain a confirmation
                                                                                number.
                                                                                Instruct your bank to wire funds to:
                                                                                State Street Bank & Trust
                                                                                ABA #101003621
                                                                                (continued on next page)

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
                                                                                Credit to:
                                                                                State Street Bank & Trust
                                                                                Account #7518315
                                                                                Further Credit to:
                                                                                Name of Fund Shareholder
                                                                                Account Number
                                                                                Shareholder Registration
                                                                                Federal funds wire purchase orders will be
                                                                                accepted only when the Funds' transfer agent and
                                                                                custodian bank are open for business.
                                                                                Neither the Funds nor their agents are responsible
                                                                                for the consequences of delays resulting from the
                                                                                banking or Federal Reserve wire system or from
                                                                                incomplete instructions.
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                       Submit a written request to the address    Submit a written request to the address listed
                                     listed above under "By Mail." Include:     above under "By Mail." Include:
                                     - Your name and account number.            - Your name and account number
                                     - The name of the Fund into and out of     - The name of the Fund into and out of which you
                                       which you wish to exchange.                wish to exchange.
                                     - The amount to be exchanged and the       - The amount to be exchanged and the signatures of
                                       signatures of all shareholders.            all shareholders.
                                     You may also exchange your shares by       You may also exchange your shares by calling
                                     calling 1-866-BUY-FUND (866-289-3863).     1-866-BUY-FUND (866-289-3863).
                                     Please be prepared to provide:             Please be prepared to provide:
                                     - The Funds' names.                        - The Funds' names.
                                     - Your account number(s).                  - Your account number(s).
                                     - Your Social Security number or           - Your Social Security number or taxpayer
                                       taxpayer identification number.          identification number.
                                     - Your address.                            - Your address.
                                     - The amount to be exchanged.              - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                   Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Investors purchasing through ING Direct Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. Fund representatives are available from 8:00 a.m. to 8:00 p.m. Eastern Time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Adviser or Distributor may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Adviser or Distributor may refuse to accept any exchange request, especially if as a result of the exchange, in ING's judgment, it would be too difficult to invest effectively in accordance with the Funds' investment objectives.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ING Funds Distributor, LLC, the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or AIC's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS


DIVIDENDS Dividends are declared and paid annually for all Funds.


Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.


For all Funds, distributions are normally expected to consist primarily of capital gains.


Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSE HOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


(for one outstanding share throughout each period)


                                                                              ING TECHNOLOGY FUND
                                                                              -------------------
                                                                              Seven           Period From
                                                                    Year     Months         August 6, 2001
                                                                    Ended     Ended        (Date of Initial
                                                                   May 31,   May 31,      Public Offering) to
                                                                    2003      2002*        October 31, 2001
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $               3.90               4.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)                                     $              -0.02              -0.02
Net realized and change in unrealized gain or loss on
  investments                                                  $              -0.05              -1.01
  Total loss from investment operations                        $              -0.07              -1.03
Net asset value, end of period                                 $               3.83               3.90
  Total return(2)                                              %              -1.80             -20.89
Net assets, end of period (000's)                              $                610                 30
Ratio of net investment expenses to average net assets(1)(3)   %               1.75               1.75
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %              -1.73              -1.36
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %               2.60               2.61
Portfolio turnover rate                                        %                 59                175


(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments LLC within three years.
*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


(for one outstanding share throughout each period)


                                                                         ING INDEX PLUS LARGECAP FUND
                                                                         ----------------------------
                                                                              Seven         Period From
                                                                    Year      Months      August 1, 2001
                                                                    Ended     Ended      (Date of Initial
                                                                   May 31,   May 31,    Public Offering) to
                                                                    2003      2002*      October 31, 2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $               13.83           15.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $                0.07            0.07
Net realized and change in unrealized gain or loss on
  investments                                                  $               -0.02           -1.90
  Total income (loss) from investment operations               $                0.05           -1.83
LESS DISTRIBUTIONS:
From net investment income                                     $                0.12              --
From net realized gain on investments                          $                  --              --
  Total distributions                                          $                0.12              --
Net asset value, end of period                                 $               13.76           13.83
  Total return(2)                                              %                0.34          -11.69
Net assets, end of period (000's)                              $               1,119              18
Ratio of net investment expenses to average net assets(1)(3)   %                0.94            0.91
Ratio of net investment income to average net assets(1)(3)     %                0.50            0.58
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %                0.94            0.91
Portfolio turnover rate                                        %                  87             117


(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


(for one outstanding share throughout each period)


                                                                          ING INDEX PLUS MIDCAP FUND
                                                                          --------------------------
                                                                              Seven         Period From
                                                                    Year      Months      August 1, 2001
                                                                    Ended     Ended      (Date of Initial
                                                                   May 31,   May 31,    Public Offering) to
                                                                    2003      2002*      October 31, 2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $               11.04           12.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $                0.03            0.03
Net realized and change in unrealized gain or loss on
  investments                                                  $                1.95           -1.41
  Total income (loss) from investment operations               $                1.98           -1.38
LESS DISTRIBUTIONS:
From net investment income                                     $                0.05              --
From net realized gain on investments                          $                  --              --
  Total distributions                                          $                0.05              --
Net asset value, end of period                                 $               12.97           11.04
  Total return(2)                                              %               17.94          -11.11
Net assets, end of period (000's)                              $               2,020              30
Ratio of net investment expenses to average net assets(1)(3)   %                1.00            1.00
Ratio of net investment income to average net assets(1)(3)     %                0.15            0.28
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %                1.31            1.50
Portfolio turnover rate                                        %                 190             181


(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2003, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


(for one outstanding share throughout each period)


                                                                         ING INDEX PLUS SMALLCAP FUND
                                                                         ----------------------------
                                                                              Seven         Period From
                                                                    Year      Months      August 1, 2001
                                                                    Ended     Ended      (Date of Initial
                                                                   May 31,   May 31,    Public Offering) to
                                                                    2003      2002*      October 31, 2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $               10.79           12.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          $                  --              --
Net realized and change in unrealized gain or loss on
  investments                                                  $                2.06           -1.24
  Total income (loss) from investment operations               $                2.06           -1.24
LESS DISTRIBUTIONS:
From net realized gain on investments                          $                  --              --
  Total distributions                                          $                  --              --
Net asset value, end of period                                 $               12.85           10.79
  Total return(2)                                              %               19.18          -10.31
Net assets, end of period (000's)                              $               1,113              41
Ratio of net investment expenses to average net assets(1)(3)   %                1.00            1.00
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %                0.01           -0.16
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %                2.11            2.10
Portfolio turnover rate                                        %                  61             118


(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus, contains additional information about the Funds. The
Funds' most recent annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual or semi annual reports, or other information about the Funds, by calling
1-866-BUY-FUND (866-289-3863) or writing to:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site
(http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call
1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:


ING Series Fund, Inc.  811-6352
  ING Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

CODE TO COME

                         THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

         PROSPECTUS

[ABACUS PHOTO]

         October 1, 2003



         Class R

                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus LargeCap Fund
                                                 ING Index Plus MidCap Fund
                                                 ING Index Plus SmallCap Fund


       This Prospectus contains
       important information about
       investing in Class R shares of
       certain ING Funds. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Funds
       will achieve their objectives.
       As with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.


                                                         [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY]  WHAT YOU
         PAY TO
         INVEST




WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                             4
    ING Index Plus MidCap Fund                               6
    ING Index Plus SmallCap Fund                             8



    WHAT YOU PAY TO INVEST                                  10
    INFORMATION FOR INVESTORS                               12
    MANAGEMENT OF THE FUNDS                                 14
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      15
    MORE INFORMATION ABOUT RISKS                            16
    FINANCIAL HIGHLIGHTS
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                                 INTRODUCTION TO THE DOMESTIC EQUITY INDEX FUNDS

--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.


DOMESTIC EQUITY INDEX FUNDS



  ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.



  They may suit you if you:



  - are investing for the long-term -- at least several years; and


  - are willing to accept higher risk in exchange for potential long-term growth.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                         Introduction to the Domestic Equity Index Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
DOMESTIC          Index Plus LargeCap Fund                               Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index, while maintaining
                                                                         a market level of risk

                  Index Plus MidCap Fund                                 Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index, while
                                                                         maintaining a market level of
                                                                         risk

                  Index Plus SmallCap Fund                               Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index,
                                                                         while maintaining a market
                                                                         level of risk


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE

--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.



In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."


 4      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's Class I shares' returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.



                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                    [    ]   [    ]   [    ]   [    ]   [    ]   [    ]

(1) These figures are for the year ended December 31 of each year.


(2) Because Class R shares were first offered in 2003, the returns in the bar chart are based upon the Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus.



(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.34%

              The Fund's Class I shares' year-to-date total return
                              as of June 30, 2003:


                                   [       ]



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for the Class I shares only. After-tax returns of other classes of the Fund, including the Class R shares, will vary.



                                                                                             10 YEARS
                                                                   1 YEAR    5 YEARS   (OR LIFE OF CLASS)(2)
Class I Return Before Taxes                                     %   [    ]    [    ]           [    ]
Class I Return After Taxes on Distributions                     %   [    ]    [    ]           [    ]
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   [    ]    [    ]           [    ]
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(3)                                                       %   [    ]    [    ]           [    ](4)



(1) This table shows the performance of the Class I shares of the Fund, revised to reflect the higher expenses of Class R shares, because Class R shares of the Fund are new and did not have a full year's performance as of December 31, 2002. See footnote (2) to the bar chart above.



(2) Class I commenced operations on December 10, 1996.


(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(4) The S&P 500 Index return is for the period beginning December 1, 1996.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Index Plus LargeCap Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $900 million and $3 billion. The scope of the S&P MidCap 400 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P MidCap 400 Index had a market capitalization of $900 million and the largest company had a market capitalization of $3 billion.



In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.



MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.



 6      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      [    ]   [    ]   [    ]   [    ]

(1) These figures are for the year ended December 31 of each year.


(2) Because Class R shares were first offered in 2003, the returns in the bar chart are based upon the Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus.



(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2002: -15.40%

              The Fund's Class I shares' year-to-date total return
                              as of June 30, 2003:

                                     [    ]


                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for the Class I shares only. After-tax returns of other classes of the Fund, including the Class R shares, will vary.



                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class I Return Before Taxes(2)                                  %    [    ]           [    ]                 N/A
Class I Return After Taxes on Distributions                     %    [    ]           [    ]                 N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    [    ]           [    ]                 N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %    [    ]           [    ](4)              N/A



(1) This table shows the performance of the Class I shares of the Fund, revised to reflect the higher expenses of Class R shares, because Class R shares of the Fund are new and did not have a full year's performance as of December 31, 2002. See footnote (2) to the bar chart above.



(2) Class I commenced operations on February 3, 1998.



(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.



(4) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Index Plus MidCap Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------



OBJECTIVE



[TARGET GRAPHIC]


Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.




INVESTMENT STRATEGY



[COMPASS GRAPHIC]


The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase, or if not included in the Index, have market capitalizations of between $250 million and $116.6 billion. The scope of the S&P SmallCap 600 Index varies with the market performance of the companies in the Index. At June 30, 2003, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $250 million and the largest company had a market capitalization of $900 million.



In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------


RISKS



[SCALE GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Fund are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.



Other risks include:



- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.



- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.



- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.



- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.



CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.



MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.



OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.



ADDITIONAL RISKS -- investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. In addition, the use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. The Fund's investments in high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk. The Fund's investments in foreign securities may be less liquid than securities of U.S. issuers, and may be subject to regulatory standards less stringent than those in the U.S., fluctuations in exchange rates, and political or economic developments that adversely affect such investments. The risks associated with each of these investments are discussed further below under "More Information About Risks."


 8      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's Class I shares' returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.



                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)



The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares, revised to reflect the higher expenses of Class R shares, from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      [    ]   [    ]   [    ]   [    ]

(1) These figures are for the year ended December 31 of each year.


(2) Because Class R shares were first offered in 2003, the returns in the bar chart are based upon the Class I shares of the Fund, revised to reflect the higher expenses of the Class R shares. Class I shares are not offered in this Prospectus.



(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.


            Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -16.87%

              The Fund's Class I shares' year-to-date total return
                              as of June 30, 2003:


                                      [--]



                        AVERAGE ANNUAL TOTAL RETURNS(1)

                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for the Class I shares only. After-tax returns of other classes of the Fund, including the Class R shares, will vary.



                                                                                   5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   10 YEARS
Class I Return Before Taxes                                     %    [--]           [--]              N/A
Class I Return After Taxes on Distributions                     %    [--]           [--]              N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    [--]           [--]              N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(3)                                           %    [--]           [--](4)           N/A



(1) This table shows the performance of the Class I shares of the Fund, revised to reflect the higher expenses of Class R shares, because Class R shares of the Fund are new and did not have a full year's performance as of December 31, 2002.



(2) Class I commenced operations on February 3, 1998.


(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.



(4) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Index Plus SmallCap Fund       9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]



There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Domestic Equity Index Funds.


FEES YOU PAY DIRECTLY


                                                                CLASS R
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none




OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)


CLASS R



                                                      DISTRIBUTION                      TOTAL
                                                      AND SERVICE                       FUND            WAIVERS,
                                         MANAGEMENT     (12B-1)          OTHER        OPERATING      REIMBURSEMENTS        NET
FUND                                        FEE           FEES        EXPENSES(2)     EXPENSES     AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Index Plus LargeCap               %        0.45          0.50            [--]           [--]              [--]             [--]
 Index Plus MidCap                 %        0.45          0.50            [--]           [--]              [--]             [--]
 Index Plus SmallCap               %        0.45          0.50            [--]           [--]              [--]             [--]


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for the Class R shares of each Fund as a ratio of expenses to average daily net assets. Class R shares recently commenced operations, so "Other Expenses" are estimated based on each Fund's actual operating expenses for its most recently completed fiscal year.


(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least May 31, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation within 90 days of the end of the term or upon termination of the investment management agreement. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fee and/or administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses".


 10      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES


The examples that follow are intended to help you compare the cost of investing in the ING Domestic Equity Index Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000 and you reinvested all your dividends, that the Fund earned an average annual return of 5%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.



CLASS R FUND                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------
 Index Plus LargeCap
 Index Plus MidCap
 Index Plus SmallCap
------------------------------------------------------------------------------------------------------------


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       11

INFORMATION FOR INVESTORS

--------------------------------------------------------------------------------


Class R Shares are offered at net asset value without a sales charge. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. ING Funds Distributor, LLC (Distributor) may waive these minimums from time to time. The Funds also offer Class A, B, C and I shares, which have different sales charges and other expenses that may affect their performance. Investors can obtain more information about these other share classes by calling
(800) 992-0180.




Class R shares of the Funds are continuously offered to qualified retirement plans ("Retirement Plans"), including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, SEPs and other accounts or plans whereby the Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible retirement plans for the purpose of funding qualified retirement plans. Please refer to the prospectus or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Funds and any fees that may apply.




The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions.




Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("financial service firm") authorized to sell Class R shares of the Funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.




Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.




The Funds and the Distributor reserve the right to reject any purchase order. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close a plan's account and redeem the shares should the plan fail to maintain its account value at a minimum of $250,000.



CUSTOMER IDENTIFICATION



To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.




What this means for Retirement Plans: The Fund and the Distributor must obtain the following information for certain Retirement Plans that open an account:



- Name;



- Physical business address (although post office boxes are still permitted for mailing); and



- Employer identification number, or other identifying number.



Additional identifying information may be required to open accounts.



EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE THE ACCOUNT IF THEY ARE UNABLE TO VERIFY IDENTITY WITHIN A REASONABLE TIME.



MARKET TIMERS



The Funds may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of the Funds in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of the Funds.



SHAREHOLDER SERVICE AND DISTRIBUTION PLAN



The Trust, on behalf of the Funds, has entered into a Shareholder Service and Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The 12b-1 Plan permits a Fund to pay marketing and other fees to support the sale and distribution of the Class R shares of each Fund and for shareholder services provided by financial service firms. The annual distribution and service fees payable under the Plan may equal up to 0.50% of the average daily net assets of the Funds (a 0.25% distribution fee and a 0.25% shareholder service fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.



PAYMENTS



Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written


 12      Information for Investors

                                                       INFORMATION FOR INVESTORS

--------------------------------------------------------------------------------


request in good order. Each Fund has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When retirement plans place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until the purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.




Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.



NET ASSET VALUE


The net asset value (NAV) per share for Class R shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of the Class R shares of each Fund is calculated by taking the value of the Fund's assets attributable to Class R shares, subtracting the Fund's liabilities attributable to Class R shares, and dividing by the number of Class R shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


PRICE OF SHARES


When a plan buys shares, it pays the NAV. When a plan sells shares, it receives the NAV. Exchange orders are effected at NAV. When a Retirement Plan sells shares, it receives the NAV next calculated after its order is received in proper form. When a Retirement Plan sells shares, it receives the NAV next calculated after its order is received in proper form. Certain plan administrators, broker-dealers or other financial institutions may have alternate arrangements with the Distributor or Transfer Agent. See the Statement of Additional Information for more details. Exchange orders are effected at NAV.



A Retirement Plan will receive a confirmation of each new transaction in its account, which also will show it the number of Fund shares it owns including the number of shares being held in safekeeping by the Transfer Agent for its account. It may rely on these confirmations in lieu of certificates as evidence of ownership. Certificates representing shares of the Funds will not be issued unless the Plan requests them in writing.


TELEPHONE ORDERS


The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


EXCHANGES


A Retirement Plan may exchange Class R shares for Class R shares of any other Fund that offers Class R shares.



PRIVACY POLICY



The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact the Shareholder Services Representative at
(800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              Information for Investors       13

MANAGEMENT OF THE FUND                                   ADVISER AND SUB-ADVISER

--------------------------------------------------------------------------------


ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, serves as the investment adviser to each Fund. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of July 31, 2003, ING managed over $   billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Fund.


The aggregate annual management fee paid by each Fund as a percentage of that Fund's average daily net assets is 0.45%.


SUB-ADVISER


AELTUS INVESTMENT MANAGEMENT, INC.



ING has engaged Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, as a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Adviser is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, the Sub-Adviser is registered as an investment adviser. ING Aeltus is an indirect, wholly owned subsidiary of ING Groep, N.V. The Sub-Adviser has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts
since 1972. As of July 31, 2003, the Sub-Adviser managed over $[    ] in assets.
Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607. ING has engaged the Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.



The Funds are managed by Hugh T.M. Whelan and Douglas Cote.



Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.



Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.



 14      Management of the Fund

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS


The Funds generally distribute most or all of their net earnings in the form of dividends. Distributions are normally expected to consist primarily of capital gains. The Funds distribute capital gains, if any, annually.


DIVIDEND REINVESTMENT


Unless the eligible Retirement Plan instructs a Fund to pay investors' dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. The Retirement Plan may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class R shares of a Fund invested in another Fund that offers Class R shares.


TAXES


The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Each eligible Retirement Plan and plan participant should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.



Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It generally does not matter how long an investor has held Fund shares or whether the investor elects to receive distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to investors at their respective long-term capital gains rates. Dividends from the Fund are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.


Eligible Retirement Plans will receive an annual statement summarizing their dividend and capital gains distributions.



Because investors invest through tax-deferred accounts, such as an eligible retirement plan, they generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each retirement plan and plan participant should consult their tax advisers about investment through a tax-deferred account.



There may be tax consequences to investors that sell or redeem Fund shares. An investor will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the investor holds those shares. If the investor exchanges shares, it may be treated as if it sold them. Investors are responsible for any tax liabilities generated by the investor's transactions.



As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to an investor that fails to provide the Fund with the correct taxpayer identification number or to make required certifications, or if the investor has been notified by the IRS that it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the investor's U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       15

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.



Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


The principal risks of investing in each Fund are discussed in the sections describing each Fund, above, and are discussed further below. While this section is intended to highlight the principal risks of investing in each Fund, a Fund that is not identified below may nonetheless engage in the investment strategies discussed in this section as part of its non-principal investment strategy. When engaging in such a non-principal strategy, a fund is subject to the risk associated with that investment. Investors should see the SAI for more information about the principal and other investment strategies employed by each Fund.



FUTURES CONTRACTS AND OPTIONS. The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).


- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.


The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for a Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.



INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.



CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investments in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a




 16      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



FUTURES CONTRACTS AND OPTIONS (ALL FUNDS). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).



- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.



- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities of futures contracts during a specified period or on a specified date.



The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money that the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.



HIGH YIELD SECURITIES (ALL FUNDS). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.



Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments. See the discussion of emerging markets investments under "Other Risks," below.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       17

MORE INFORMATION ABOUT RISKS
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PORTFOLIO TURNOVER (ING INDEX PLUS MIDCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



OTHER RISKS



MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.



EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which include the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.




 18      More Information About Risks

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


INTERNATIONAL FUND


ING International Growth Fund


DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

DOMESTIC EQUITY GROWTH FUNDS

ING Growth Fund


ING Small Company Fund


ING Technology Fund

ING Growth & Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund

ING Value Opportunity Fund


DOMESTIC EQUITY AND INCOME FUNDS

ING Balanced Fund


ING Growth and Income Fund

ING Real Estate Fund

FIXED INCOME FUNDS

ING Bond Fund


ING Government Fund


ING Aeltus Money Market Fund

ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING Classic Money Market Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUND
ING Global Real Estate
ING Worldwide Growth Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUND
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund


STRATEGIC ALLOCATION FUNDS


ING Strategic Allocation Growth Fund


ING Strategic Allocation Balanced Fund


ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING International Growth Fund
  ING Growth Fund
  ING Small Company Fund
  ING Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

  [ING FUNDS LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER 1, 2003


                             ING SERIES FUND, INC.

CLASS A, CLASS B, CLASS C CLASS I AND CLASS R SHARES OF ING GROWTH FUND, ING SMALL COMPANY FUND, ING TECHNOLOGY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP, ING VALUE OPPORTUNITY FUND, ING BALANCED FUND, ING GROWTH AND INCOME FUND, ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND, AND ING STRATEGIC ALLOCATION INCOME FUND.

This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference in, and should be read in conjunction with, the current Class A, Class B and Class C Prospectus, the Class I Prospectus, and the Class R Prospectus, each dated October 1, 2003, for ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series :

              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                        ING Government Fund (Government)
                  ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth)
     ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)

This SAI discusses only ING Growth Fund, ING Small Company Fund, ING Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap, ING Value Opportunity Fund, ING Balanced Fund, ING growth and Income Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund, and ING Strategic Allocation Income Fund.

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports, are incorporated by reference in this SAI. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                               TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC............................................    3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES............................    4
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.................................   58
INVESTMENT ADVISORY AGREEMENTS.............................................   72
EXPENSE LIMITATION AGREEMENTS..............................................   77
SUB-ADVISORY AGREEMENTS....................................................   77
CUSTODIAN..................................................................   81
TRANSFER AGENT.............................................................   83
INDEPENDENT AUDITORS.......................................................   84
PRINCIPAL UNDERWRITER......................................................   84
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS........................   86
PURCHASE AND REDEMPTION OF SHARES..........................................   92
BROKERAGE ALLOCATION AND TRADING POLICIES..................................   96
CODE OF ETHICS.............................................................   98
PROXY VOTING PROCEDURES....................................................   99
SHAREHOLDER ACCOUNTS AND SERVICES..........................................   99
NET ASSET VALUE............................................................  100
CALCULATION OF PERFORMANCE DATA............................................  107
PERFORMANCE COMPARISONS....................................................  109
FINANCIAL STATEMENTS.......................................................  112

                        HISTORY OF ING SERIES FUND, INC.

ING Series Fund, Inc. ("the Company") is a Maryland Corporation registered as an open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed, diversified series:

                                    FUND NAME

                         ING International Growth Fund
                         ING Growth Fund
                         ING Small Company Fund
                         ING Technology Fund
                         ING Index Plus LargeCap Fund
                         ING Index Plus MidCap Fund
                         ING Index Plus SmallCap Fund
                         ING Value Opportunity Fund
                         ING Balanced Fund
                         ING Growth and Income Fund
                         ING Bond Fund
                         ING Government Fund
                         ING Aeltus Money Market Fund
                         ING Strategic Allocation Growth Fund
                         ING Strategic Allocation Balanced Fund
                         ING Strategic Allocation Income Fund

      Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

SERIES AND CLASSES The Company currently offers multiple series. Only ING Growth Fund, ING Small Company Fund, ING Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap, ING Value Opportunity Fund, ING Balanced Fund, ING Growth and Income Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund, and ING Strategic Allocation Income Fund are offered through this SAI and the corresponding Prospectuses.

The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

      Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

      Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940
Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

      1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

      The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

      As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income (collectively referred to as the "Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions;
      (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

      The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for the Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) except for the Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (ING Aeltus), Sub-Adviser to all Funds except Technology Fund, or AIC Asset Management, LLC (AIC), Sub-Adviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by ING Aeltus to be of comparable quality).

      Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications for all Funds other than the Growth Fund, are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies. The industry classifications for the Growth Fund are determined in accordance with the classifications established by the Frank Russell Corporation. ING Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

The Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the information technology sector. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 500 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

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                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
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EQUITIES,
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Common Stock                     X        X      X        X         X       X         X        X           X           X         X
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Convertible Securities           X        X      X        X         X       X         X        X           X           X         X
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Preferred Stock                  X        X      X        X         X       X         X        X           X           X         X
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Synthetic Convertible            X                                                             X           X           X
Securities
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FOREIGN INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ADRs / EDRs                      X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Eurodollar Convertible           X        X      X        X         X       X         X        X           X           X         X
Securities
------------------------------------------------------------------------------------------------------------------------------------
Eurodollar/Yankee                X        X      X        X         X       X         X        X           X           X         X
Dollar Instruments
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Exchange        X        X      X        X         X       X         X        X           X           X         X
Transactions
------------------------------------------------------------------------------------------------------------------------------------
Foreign Mortgage Related         X                                                             X           X           X
Securities
------------------------------------------------------------------------------------------------------------------------------------
Foreign and Emerging Market      X        X      X        X         X       X         X        X           X           X         X
Securities(1)
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    International Debt           X        X      X        X         X       X         X        X           X           X         X
    Securities(2)
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Sovereign Debt Securities        X                                                             X           X           X
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FIXED INCOME
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ARMS                             X                                                             X           X           X
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Corporate Debt Securities(3)     X        X      X        X         X       X         X        X           X           X         X
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(1) Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value if securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund will not, except for International Growth and Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).

(2) Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by AIC to be of comparable quality. Balanced, generally maintains at least 25% of its total assets in debt securities.

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                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
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Floating or Variable Rate        X        X      X        X         X       X         X        X           X           X         X
Instruments(4)
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GICs                             X                                                             X           X           X
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GNMA Certificates                X               X                                             X           X           X
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High Yield Securities(5)         X        X      X        X         X       X         X        X           X           X         X
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Mortgage Related                 X               X                                             X           X           X
Securities(6)
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Municipal Securities             X               X                                             X           X           X
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Short-Term Investments           X        X      X        X         X       X         X        X           X           X         X
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Savings Association              X        X      X        X         X       X         X        X           X           X         X
Obligations
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Municipal Lease Obligations      X               X                                             X           X           X
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Subordinated Mortgage            X               X                                             X           X           x
Securities
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Interest/Principal Only          X        X      X        X         X       X         X        X           X           X         X
Stripped
Mortgage Backed Securities
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Tax Exempt Ind. Dev. Bonds &     X               X                                             X           X           X
Pollution Control Bonds
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United States Government         X        X      X        X         X       X         X        X           X           X         X
Securities
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OTHER INVESTMENTS
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Asset Backed Securities          X        X      X        X         X       X         X        X           X           X         X
(non-Mortgage)
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Banking Industry Obligations     X        X      X        X         X       X         X        X           X           X         X
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Derivatives(7)                   X        X      X        X         X       X         X        X           X           X         X
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(3) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.

(4) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.

(5) A Fund will not invest more than 15% (10% for Index Plus LargeCap, Index MidCap and Index Plus SmallCap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investor's Service, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality).

(6) Growth and Income, Balanced, and the Strategic Allocation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations
      (CMOs) and real estate mortgage investment conduits (REMICs).

(7) For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investments purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.

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                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
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Dealer Options (8)               X        X      X        X         X       X         X        X           X           X         X
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Financial Futures Contracts      X        X      X        X         X       X         X        X           X           X         X
and Related Options
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Foreign Currency Options         X        X      X        X         X       X         X        X           X           X         X
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Forward Currency Contracts       X        X      X        X         X       X         X        X           X           X         X
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Forward Foreign Currency         X        X      X        X         X       X         X        X           X           X         X

Contracts
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   INDEX-, CURRENCY-, AND        X        X      X        X         X       X         X        X           X           X         X
  EQUITY-LINKED SECURITIES
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Options on Futures (8)           X        X      X        X         X       X         X        X           X           X         X
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Over the Counter Options (8)     X        X      X        X         X       X         X        X           X           X         X
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PUT AND CALL OPTIONS (9)         X        X      X        X         X       X         X        X           X           X         X
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Stock Index Options              X        X      X        X         X       X         X        X           X           X         X
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Straddles                        X        X      X        X         X       X         X        X           X           X         X
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  Warrants                       X        X      X        X         X       X         X        X           X           X         X
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IPOs                             X        X      X        X         X       X         X        X           X           X         X
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Other Investment Companies       X        X      X        X         X       X         X        X           X           X         X
*****(ETFs)
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Private Funds                    X               X                                             X           X           X
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(8) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Strategic Allocation Growth and 60% in the case of Strategic Allocation Balanced) at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

(9) Each fund except the Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments, Aeltus or AIC, in the case of Technology, believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

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                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
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Real Estate Securities(10)       X        X      X        X         X       X         X        X           X           X         X
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Restricted and Illiquid          X        X      X        X         X       X         X        X           X           X         X
Securities(10)
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TBA Sale Commitments             X        X      X        X         X       X         X        X           X           X         X
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Zero Coupon and                  X        X      X        X         X       X         X        X           X           X         X
Pay-In-Kind (11)
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    Supranational                X        X      X        X         X       X         X        X           X           X         X
    Agencies(12)
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INVESTMENT TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------------
Borrowing (13)                   X        X      X        X         X       X         X        X           X           X         X
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Lending of Portfolio(14)         X        X      X        X         X       X         X        X           X           X         X
Securities
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements(15)        X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase               X               X                                             X           X           X
Agreements and Dollar Rolls
------------------------------------------------------------------------------------------------------------------------------------
Securities, Interest Rate        X        X      X        X         X       X         X        X           X           X         X
and Currency Swaps
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Short Sales(16)                  X        X      X        X         X       X         X        X           X           X         X
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When-Issued Securities and       X        X      X        X         X       X         X        X           X           X         X
Delayed-Delivery
Transactions
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(10) A Fund will not invest more than 15% (Index Plus LargCap, Index Plus MidCap and Index Plus SmallCap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to all Funds except Technology Fund, or AIC Asset Management, LLC (AIC), Sub-Adviser to Technology, shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.


(11) Each Fund may invest in zero coupon securities and all Funds may invest in pay-in-kind securities.

(12) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(13) Each fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.

(14) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(15) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

(16) A Fund will not, except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

      Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common Stock and Preferred Stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

CONVERTIBLE SECURITIES

      A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

SYNTHETIC CONVERTIBLE SECURITIES

      "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

      Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts
(GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

      Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

      Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE RELATED SECURITIES

      Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

SOVEREIGN DEBT SECURITIES

      Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

INTERNATIONAL DEBT SECURITIES International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

      Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

      Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

      Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

      Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

      GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

      GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

      GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

      GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

      GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

      Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

      The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

      Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

      GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. ING and ING Aeltus each does not believe that a Fund's net asset value or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

      High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by ING Aeltus.

These securities include:

      (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
      (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
      (c)   any securities convertible into any of the foregoing.

      Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or ING Aeltus seek to identify situations in which ING Investments or ING Aeltus believe that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

      Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

      Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

      Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

      Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

      Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, ING Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on ING Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

      The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

      Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

      CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

      CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

      Risks of Mortgage Related Investment - Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

      Short-Term Municipal Obligations - These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

      Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

      The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

MUNICIPAL LEASE OBLIGATIONS

      Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

      Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

      Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

      Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

      Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

      Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

      The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

      The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

      DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

      FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

      A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

      Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration.

Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

      The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

      When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

      Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or ING Aeltus' judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

      Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

      "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

      When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

      A Fund can buy and write (sell) options on futures contracts.

      Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

      The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      FOREIGN CURRENCY OPTIONS

      A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

      FORWARD FOREIGN CURRENCY CONTRACTS

      Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of ING Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, ING Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

      INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

      "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

      OPTIONS ON FUTURES

      A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

      OVER THE COUNTER OPTIONS

      The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      PUT AND CALL OPTIONS

      A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or ING Aeltus.

      The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

      So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

      When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

      An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

      A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

      In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

      If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

      The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

      The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

      Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

      FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

      Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

      Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, ING Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

      Swap Transactions The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

      In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

      Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

      The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

      The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

      Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Exchange Traded Funds (ETFs).

      Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

      U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

      Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

      The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

      Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

      The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

      Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

      \

REAL ESTATE SECURITIES

      Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

      Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

      Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

      Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

      Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

      The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

GOVERNMENT TRUST CERTIFICATES

      Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

SUPRANATIONAL AGENCIES

      Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

      If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

      The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

      Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

      Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks the ING Balanced, Growth, Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

      Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES AGAINST THE BOX

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or ING Aeltus' determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

      In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company


                                                                                              NUMBER OF
                                           TERM OF                                           PORTFOLIOS IN
                          POSITION(S)    OFFICE AND                                          FUND COMPLEX
                              HELD       LENGTH OF      PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND AGE     WITH FUND   TIME SERVED(1)              PAST 5 YEARS                DIRECTOR         HELD BY DIRECTOR
------------------------  -----------  --------------  ------------------------------------  -------------  ------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
--------------------------------------
J. SCOTT FOX(2)           Director      Since 1997      President and Chief Executive          104          Mr. Fox serves as
10 State House Square                                   Officer (April 2001 to present),                    director of the board of
Hartford, Connecticut                                   Managing Director and Chief                          IPC Financial Network,
06107                                                   Operating Officer (April 1994 to                    Inc. (January 2001 to
Date of Birth:                                          April 2001), Chief Financial Officer                present)
02/01/1955                                              (April 1994 to July 2001), Aeltus
                                                        Investment
                                                        Management, Inc.;
                                                        Executive Vice
                                                        President (April
                                                        2001 to present),
                                                        Director, Chief
                                                        Operating Officer
                                                        (February 1995 to
                                                        present), Chief
                                                        Financial Officer,
                                                        Managing Director
                                                        (February 1995 to
                                                        April 2001), Aeltus
                                                        Capital, Inc;
                                                        Senior Vice
                                                        President -
                                                        Operations, Aetna
                                                        Life Insurance and
                                                        Annuity Company,
                                                        March 1997 to
                                                        December 1997.

                                                                                              NUMBER OF
                                           TERM OF                                           PORTFOLIOS IN
                          POSITION(S)    OFFICE AND                                          FUND COMPLEX
                              HELD       LENGTH OF      PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND AGE     WITH FUND   TIME SERVED(1)              PAST 5 YEARS                DIRECTOR         HELD BY DIRECTOR
------------------------  -----------  --------------  ------------------------------------  -------------  ------------------------
THOMAS J. MCINERNEY(3)    Director      February 2001   Chief Executive Officer, ING U.S.                   Director, Hemisphere,
7337 E. Doubletree                      - Present       Financial Services (September 2001 -                Inc. (May 2003 -
Ranch Rd.                                               Present); General Manager and Chief                 Present); Trustee, ING
Scottsdale, Arizona                                     Executive Officer, ING U.S. Worksite                Investors Trust
85258                                                   Financial Services (December 2000 -                 (February 2002 -
Date of Birth:                                          Present); Member, ING Americas                      Present); Director,
05/05/1956                                              Executive Committee (2001 -                         Equitable Life Insurance
                                                        Present); President, Chief Executive                Co., Golden American
                                                        Officer and Director of Northern                    Life Insurance Co.,
                                                        Life Insurance Company (March 2001 -                Life Insurance Company
                                                        October 2002), ING Aeltus Holding                   of Georgia, Midwestern
                                                        Company, Inc. (2000 - Present), ING                 United Life Insurance
                                                        Retail Holding Company (1998 -                      Co., ReliaStar Life
                                                        Present), ING Life Insurance and                    Insurance Co., Security
                                                        Annuity Company (September 1997 -                   Life of Denver, Security
                                                        November 2002) and ING Retirement                   Connecticut Life
                                                        Holdings, Inc. (1997 - Present).                    Insurance Co., Southland
                                                        Formerly, General Manager and Chief                 Life Insurance Co., USG
                                                        Executive Officer, ING Worksite                     Annuity and Life
                                                        Division (December 2000 - October                   Company, and United Life
                                                        2001), President, ING-SCI, Inc.                     and Annuity Insurance
                                                        (August 1997 - December 2000);                      Co. Inc (March 2001 -
                                                        President, Aetna Financial Services                 Present); Trustee,
                                                        (August 1997 - December 2000); Head                 Ameribest Life Insurance
                                                        of National Accounts, Core Sales and                Co., (2001-2003);
                                                        Marketing, Aetna U.S. Healthcare                    Trustee,First Columbine
                                                        (April 1996 - March 1997).                          Life Insurance Co.,
                                                                                                            (2001-2002); Member of
                                                                                                            the Board, National
                                                                                                            Commission on Retirement
                                                                                                            Policy, Governor's
                                                                                                            Council on Economic
                                                                                                            Competitiveness and
                                                                                                            Technology of
                                                                                                            Connecticut, Connecticut
                                                                                                            Business and Industry
                                                                                                            Association, Bushnell;
                                                                                                            Connecticut Forum; Metro
                                                                                                            Hartford Chamber of
                                                                                                            Commerce; and is
                                                                                                            Chairman, Concerned
                                                                                                            Citizens for Effective
                                                                                                            Government.

                                                                                              NUMBER OF
                                           TERM OF                                           PORTFOLIOS IN
                          POSITION(S)    OFFICE AND                                          FUND COMPLEX
                              HELD       LENGTH OF      PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND AGE     WITH FUND   TIME SERVED(1)              PAST 5 YEARS                DIRECTOR         HELD BY DIRECTOR
------------------------  -----------  --------------  ------------------------------------  -------------  ------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
------------------------------------------
ALBERT E. DEPRINCE, JR.   Director      June 1998 -     Director, Business and                              None
3029 St. Johns Drive                    Present         Economic Research Center,
Murfreesboro, Tennessee                                 August 1999 to present, and
37129                                                   Professor of Economics and
Date of Birth:                                          Finance, Middle Tennessee
04/24/1941                                              State University, August
                                                        1991 to present.

MARIA T. FIGHETTI         Director      April 1994 -    Associate Commissioner for                          None
325 Piermont Road                       Present         Contract Management, Health
Closter, New Jersey                                     Services, New York City
07624                                                   Department of Mental
Date of Birth:                                          Health, Mental Retardation
09/07/1943                                              and Alcohol Services July
                                                        1973 to October 2002.

SIDNEY KOCH               Director      April 1994 -    Financial Adviser,                                  None
455 East 86th Street                    Present         self-employed, January 1993
New York, New York 10028                                to present.
Date of Birth:
04/22/1935

CORINE T. NORGAARD        Director      June 1991 -     Dean of the Barney School                           Director, Mass Mutual
556 Wormwood Hill                       Present         of Business, University of                          Corporate Investors
Mansfield Center,                                       Hartford, August 1996 to                            (April 1997 - Present)
Connecticut 06250                                       present.
Date of Birth:
06/20/1937

                                                                                              NUMBER OF
                                           TERM OF                                           PORTFOLIOS IN
                          POSITION(S)    OFFICE AND                                          FUND COMPLEX
                              HELD       LENGTH OF      PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
 NAME, ADDRESS AND AGE     WITH FUND   TIME SERVED(1)              PAST 5 YEARS                DIRECTOR         HELD BY DIRECTOR
------------------------  -----------  --------------  ------------------------------------  -------------  ------------------------
EDWARD T. O'DELL          Director      June 2002 -     Formerly, Partner/Chairman,                         None
7337 E. Doubletree                      Present         Financial Service Group,
Ranch Rd.                                               Goodwin Procter LLP (June
Scottsdale, Arizona                                     1966 to September 2000);
85258                                                   Chairman, Committee I -
Date of Birth:                                          International Bar
11/26/1935                                              Association (1995 to 1999).
JOSEPH E. OBERMEYER (4)   Director      January 2003    President, Obermeyer &                              None
9909 NE 4th Avenue Rd.                  - Present       Associates, Inc. (November
Miami Shores, FL 33138                                  1999 to present) and Senior
Date of Birth:                                          Manager, Arthur Anderson,
10/24/1957                                              LLP (1995 - October 1999).

      Directors serve until their successors are duly elected and qualified.

      Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

      Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

      Mr. Obermeyer was elected to the Board on January 1, 2003.

      OFFICERS

            Information about the ING Funds' officers are set forth in the table below:

                                                        TERM OF OFFICE
                              POSITIONS HELD            AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         WITH THE FUND             TIME SERVED (1)(2)                   DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  --------------------------   -----------------------------------------------
JAMES M. HENNESSY             President, Chief          March 2002 - Present         President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.  Executive Officer and     (For the ING Funds)          Capital Corporation, LLC, ING Funds Services,
Scottsdale, Arizona 85258     Chief Operating Officer                                LLC, ING Advisors, Inc., ING Investments, LLC,
Date of Birth:  04/09/1949                                                           Lexington Funds Distributor, Inc., Express
                              President, Chief          February 2001 - March 2002   America T.C., Inc. and EAMC Liquidation Corp.
                              Executive Officer and     (For the Pilgrim Funds)      (December 2001 - Present); Executive Vice
                              Chief Operating Officer                                President and Chief Operating Officer and ING
                                                                                     Funds Distributor, LLC (June 2000 - Present).
                              Chief Operating Officer   June 2000 - February 2001    Formerly, Executive Vice President and Chief
                                                        (For the Pilgrim Funds)      Operating Officer, ING Quantitative Management,
                                                                                     Inc. (October 2001 - September 2002), Senior
                                                                                     Executive Vice President (June 2000 - December
                                                                                     2000) and Secretary (April 1995 - December
                                                                                     2000), ING Capital Corporation, LLC, ING Funds
                                                                                     Services, LLC, ING Investments, LLC, ING
                                                                                     Advisors, Inc., Express America T.C., Inc. and
                                                                                     EAMC Liquidation Corp.; Executive Vice
                                                                                     President, ING Capital Corporation, LLC and its
                                                                                     affiliates (May 1998 - June 2000); and Senior
                                                                                     Vice President, ING Capital Corporation, LLC
                                                                                     and its affiliates (April 1995 - April 1998).

MICHAEL J. ROLAND             Executive Vice            March 2002 - Present         Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.  President, Assistant      (For the ING Funds)          Officer and Treasurer, ING Funds Services, LLC,
Scottsdale, Arizona 85258     Secretary and Principal                                ING Funds Distributor, LLC, ING Advisors,
Date of Birth:  05/30/1958    Financial Officer                                      Inc., ING Investments, LLC, Inc., Lexington
                                                        June 1998 - March 2002       Funds Distributor, Inc., Express America T.C.,
                              Senior Vice President     (For the Pilgrim Funds)      Inc. and EAMC Liquidation Corp. (December 2001
                              and Principal Financial                                - Present).  Formerly, Executive Vice
                              Officer                   December 2002 - Present      President, Chief Financial Officer and
                                                        (For the IPI Funds)          Treasurer ING Quantitative Management
                              Chief Financial Officer                                (December 2001 - September 2002), Senior Vice
                                                                                     President, ING Funds Services, LLC, ING
                                                                                     Investments, LLC and ING Funds Distributor,
                                                                                     LLC (June 1998 - December 2001) and Chief
                                                                                     Financial Officer of Endeavor Group (April
                                                                                     1997 - June 1998).

                                                        TERM OF OFFICE
                              POSITIONS HELD            AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         WITH THE FUND             TIME SERVED (1)(2)                   DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  --------------------------   -----------------------------------------------
STANLEY D. VYNER              Executive Vice President  March 2002 - Present         Executive Vice President, ING Advisors, Inc.
7337 E. Doubletree Ranch Rd.                            (For the ING Funds)          and ING Investments, LLC (July 2000 - Present)
Scottsdale, Arizona 85258                                                            and Chief Investment Officer of the
Date of Birth:  05/14/1950    Executive Vice President  July 1996 - March 2002       International Portfolios, ING Investments, LLC
                                                        (For the international       (July 1996 - Present).  Formerly, President
                                                        portfolios of the Pilgrim    and Chief Executive Officer, ING Investments,
                                                        Funds)                       LLC (August 1996 - August 2000).

ROBERT S. NAKA                Senior Vice President     March 2002 - Present         Senior Vice President and Assistant Secretary,
7337 E. Doubletree Ranch Rd.  and Assistant Secretary   (For the ING Funds)          ING Funds Services, LLC, ING Funds Distributor,
Scottsdale, Arizona 85258                                                            LLC, ING Advisors, Inc., ING Capital
Date of Birth:  06/17/1963    Senior Vice President     November 1999 - March 2002   Corporation, LLC, ING Investments, LLC (October
                              and Assistant Secretary   (For the Pilgrim Funds)      2001 - Present) and Lexington Funds
                                                                                     Distributor, Inc. (December 2001 - Present).
                              Assistant Secretary       July 1996 - November 1999    Formerly, Senior Vice President and Assistant
                                                        (For the Pilgrim Funds)      Secretary, ING Quantitative Management, Inc.
                                                                                     (October 2001 - September 2002), Vice
                                                                                     President, ING Investments, LLC (April 1997 -
                                                                                     October 1999), ING Funds Services, LLC
                                                                                     (February 1997 - August 1999) and Assistant
                                                                                     Vice President, ING Funds Services, LLC
                                                                                     (August 1995 - February 1997).

KIMBERLY A. ANDERSON          Vice President and        March 2002 - Present         Vice President and Secretary, ING Funds
7337 E. Doubletree Ranch Rd.  Secretary                 (For the ING Funds)          Services, LLC, ING Funds Distributor, LLC, ING
Scottsdale, Arizona 85258                                                            Advisors, Inc., ING Investments, LLC (October
Date of Birth:  07/25/1964                              February 2001 - March 2002   2001 - Present) and Lexington Funds
                                                        (For the Pilgrim Funds)      Distributor, Inc. (December 2001 - Present).
                                                                                     Formerly, Vice President, ING Quantitative
                                                                                     Management, Inc. (October 2001 - September
                                                                                     2002); Assistant Vice President, ING Funds
                                                                                     Services, LLC (November 1999 - January 2001)
                                                                                     and has held various other positions with ING
                                                                                     Funds Services, LLC for more than the last
                                                                                     five years.

                                                        TERM OF OFFICE
                              POSITIONS HELD            AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         WITH THE FUND             TIME SERVED (1)(2)                   DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  --------------------------   -----------------------------------------------

ROBYN L. ICHILOV              Vice President and        March 2002 - Present         Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.  Treasurer                 (For the ING Funds)          (October 2001 - Present) and ING Investments,
Scottsdale, Arizona 85258                                                            LLC (August 1997 - Present); Accounting
Date of Birth:  09/25/1967                              May 1998 - March 2002        Manager, ING Investments, LLC (November 1995 -
                              Vice President and        (For the Pilgrim Funds)      Present).
                              Treasurer
                                                        November 1997 - May 1998
                                                        (For the Pilgrim Funds)
                              Vice President

LAUREN D. BENSINGER           Vice President            March 2003 - Present         Vice President and Chief Compliance Officer,
7337 E. Doubletree Ranch Rd.                            (For the ING Funds)          ING Funds Distributor, LLC. (July 1995 -
Scottsdale, Arizona 85258                                                            Present); Vice President (February 1996 -
Date of Birth:  02/06/1954                                                           Present) and Chief Compliance Officer (October
                                                                                     2001 - Present) ING Investments, LLC; Vice
                                                                                     President and Chief Compliance Officer, ING
                                                                                     Advisors, Inc. (July 2000 - Present), Vice
                                                                                     President and Chief Compliance Officer, ING
                                                                                     Quantitative Management, Inc. (July 2000 -
                                                                                     September 2002), and Vice President, ING
                                                                                     Fund Services, LLC (July 1995 - Present).

MARIA M. ANDERSON             Assistant Vice President  April 2002 - Present         Assistant Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                            (For certain ING Funds)      LLC (October 2001 - Present).  Formerly,
Scottsdale, Arizona 85258                                                            Manager of Fund Accounting and Fund Compliance,
Date of Birth:  05/29/1958                              March 2002 - April 2002      ING Investments, LLC (September 1999 - November
                                                        (For certain ING Funds)      2001); Section Manager of Fund Accounting,
                                                                                     Stein Roe Mutual Funds (July 1998 - August
                                                        August 2001 - March 2002     1999); and Financial Reporting Analyst, Stein
                                                        (For the Pilgrim Funds)      Roe Mutual Funds (August 1997 - July 1998).

TODD MODIC                    Assistant Vice President  April 2002 - Present         Director of Financial Reporting, ING
7337 E. Doubletree Ranch Rd.                            (For certain ING Funds)      Investments, LLC (March 2001 - Present).
Scottsdale, Arizona 85258                                                            Formerly, Director of Financial Reporting,
Date of Birth:  11/03/1967                              March 2002 - Present         Axient Communications, Inc. (May 2000 - January
                                                        (For certain ING Funds)      2001) and Director of Finance, Rural/Metro
                                                                                     Corporation (March 1995 - May 2000).
                                                        August 2001 - March 2002
                                                        (For the Pilgrim Funds)

                                                        TERM OF OFFICE
                              POSITIONS HELD            AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         WITH THE FUND             TIME SERVED (1)(2)                   DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  --------------------------   -----------------------------------------------

SUE KINENS                    Assistant Vice            March 2003 - Present         Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  President and Assistant   (For the ING Funds)          Secretary, ING Funds Services, LLC (December
Scottsdale, Arizona 85258     Secretary                                              2002 - Present); and has held various other
Date of Birth:  12/31/1976                                                           positions with ING Funds Services, LLC for the
                                                                                     last five years.

(1) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(2) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the ING fund complex and the name of the fund complex name changed to "ING Funds."

(3) The following documents the evolution of the name of each corporate entity referenced in the above biographies: (4)

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
      LLC)

ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim
      Investments, LLC)

ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim
      Investments, LLC)

ING Pilgrim Investments, LLC (February 2001 - formed)

ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim
     Investments, Inc.)

Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.)

Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America
      Investments, Inc.)

Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory
      Corporation)

Newco Advisory Corporation (December 1994 - incorporated)

**Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment
      Management Corporation)

ING Funds Distributor, LLC. (October 2002)

ING Funds Distributor, Inc. (October 2002 - merged into ING Funds Distributor,
      LLC)

ING Funds Distributor, LLC (October 2002 - formed)


ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim
      Securities, Inc.)

Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
      Inc.)

Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America
      Securities, Inc.)

Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
      Distributors Corporation)

Newco Distributors Corporation (December 1994 -incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)

ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington
      Management Corporation)

ING Lexington Management Corporation (October 2000 - name changed from Lexington
      Management Corporation)

Lexington Management Corporation (December 1996 - incorporated)

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)

ING Pilgrim Group, LLC (February 2001 - formed)

ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)

Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group,
      Inc.)

Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)

Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group,
      Inc.)

Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings
      Management Corporation)

Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
      Corporation, LLC)

ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital
      Corporation, LLC)

ING Pilgrim Capital Corporation, LLC (February 2001 - formed)

ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim
      Capital Corporation)

Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings
      Corporation)

Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
      Holdings, Inc.)

Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
      Corporation)

Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
      Capital Corporation)

Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
      Corporation)

Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Quantitative Management, Inc. (September 2002 - Dissolved)

ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim
      Quantitative Management, Inc.)

ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market
      Systems Research Advisors)

Market Systems Research Advisors, Inc. (November 1986 - incorporated)

BOARD OF DIRECTORS

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

The Board has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the calendar year ended December 31, 2002.

The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held two (2) meetings during the calendar year ended December 31, 2002.

The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the calendar year ended December 31, 2002.

The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held fifteen (15) meetings during the calendar year ended December 31, 2002.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.





                                                                        DOLLAR RANGE OF EQUITY SECURITIES IN SERIES OF THE COMPANY
                                                                                 (INCLUDING SERIES OTHER THAN THE FUNDS)
NAME OF DIRECTOR                                                                          AS OF DECEMBER 31, 2002
----------------                                                                          -----------------------
                                                                    Small                                        Index Plus
                                             Growth                Company                Technology              LargeCap
                                              Fund                   Fund                    Fund                   Fund
                                              ----                   ----                    ----                   ----
INDEPENDENT DIRECTORS
---------------------
Albert E. DePrince, Jr.                        None          $10,001 - $50,000(*)            None           $50,001 - $100,000(*)
Maria T. Fighetti                              None                  None                    None           $50,001 - $100,000(*)
David L. Grove(1)                              None                  None                    None             Over $100,000 (*)
Sidney Koch                                    None                  None                    None              $1 - $10,000
Edward T. O'Dell(2)                            None                  None                    None                  None
Corine T. Norgaard                             None                  None                    None                  None
DIRECTORS WHO ARE "INTERESTED PERSONS"
--------------------------------------
J. Scott Fox                               Over $100,000        Over $100,000         $10,001 - $50,000      $10,001 -$50,000
Thomas McInerney                           $1 - $10,000       $10,001 - $50,000              None           $50,001 - $100,000


                                                                                                          AGGREGATE DOLLAR RANGE
                                                                                                        OF EQUITY SECURITIES IN ALL
                                                                                                          REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY SECURITIES IN SERIES OF THE COMPANY       COMPANIES OVERSEEN BY
                                                  (INCLUDING SERIES OTHER THAN THE FUNDS)                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                          AS OF DECEMBER 31, 2002                         INVESTMENT COMPANIES
----------------                                          -----------------------                         --------------------
                                                                                             Money
                                               Index Plus            Index Plus SmallCap     Market
                                               MidCap Fund                  Fund              Fund
                                               -----------                  ----              ----
INDEPENDENT DIRECTORS
---------------------
Albert E. DePrince, Jr.                    $10,001 - $50,000(*)     $10,001 - $50,000(*)      None           Over $100,000 (*)
Maria T. Fighetti                                  None                     None              None         $50,001 - $100,000 (*)
David L. Grove(1)                                  None                     None              None           Over $100,000 (*)
Sidney Koch                                        None                     None              None          $1 - $10,000
Edward T. O'Dell(2)                        $10,001 - $50,000(*)     $10,001 - $50,000(*)      None         $50,001 - $100,000(*)
Corine T. Norgaard                                 None                     None              None                  None
DIRECTORS WHO ARE "INTERESTED PERSONS"
--------------------------------------
J. Scott Fox                                       None                     None              None             Over $100,000
Thomas McInerney                                   None                     None              None           $50,001 - $100,000

        (*)    Held in a deferred compensation account.
(1)  David L.Grove resigned from the Board effective March 31, 2003.
(2)  Edward T. O'Dell became a Director  on June 1, 2002.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2003 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                               NAME OF OWNERS
                              AND RELATIONSHIP                                          VALUE OF        PERCENTAGE OF
     NAME OF DIRECTOR           TO DIRECTOR          COMPANY       TITLE OF CLASS       SECURITIES          CLASS
     ----------------           -----------          -------       --------------       ----------          -----
Albert E. DePrince, Jr               N/A               N/A               N/A               $ 0               N/A
Maria T. Fighetti                    N/A               N/A               N/A               $ 0               N/A
David L. Grove(1)                    N/A               N/A               N/A               $ 0               N/A
Sidney Koch                          N/A               N/A               N/A               $ 0               N/A
Corine T. Norgaard                   N/A               N/A               N/A               $ 0               N/A
Edward T. O'Dell(2)                  N/A               N/A               N/A               $ 0               N/A
Joseph Obermeyer(3)                  N/A               N/A               N/A               $ 0               N/A

(1)   David L. Grove resigned from the Board effective March 31, 2003.
(2)   Edward T. O'Dell became a Director on June 1, 2002.
(3)   Joseph Obermeyer became a Director on January 1, 2003.



COMPENSATION OF DIRECTORS

      During the fiscal year of the Funds ended May 31, 2003, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2003, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                   PENSION OR
                                                                   RETIREMENT         TOTAL COMPENSATION FROM
                                               AGGREGATE         BENEFITS ACCRUED        THE COMPANY AND FUND
              NAME OF PERSON               COMPENSATION FROM     AS PART OF FUND           COMPLEX PAID TO
                POSITION                      THE COMPANY            EXPENSES                 DIRECTORS
                --------                      -----------            --------                 ---------
Albert E. DePrince, Jr.*                       [_____]                 N/A                     [_____]
Director
Maria T. Fighetti*                             [_____]                 N/A                     [_____]
Director, Chairman Audit Committee**
David L. Grove(1)                              [_____]                 N/A                     [_____]
Director
Sidney Koch                                    [_____]                 N/A                     [_____]
Director, Chairman Contract Committee
Corine Norgaard                                [_____]                 N/A                     [_____]
Director, Chairman Audit Committee
Joseph E. Obermeyer                            [_____]                 N/A                     [_____]
Director
Edward T. O'Dell*(2)                           [_____]                 N/A                     [_____]
Director
Richard G. Scheide ***                         [_____]                 N/A                     [_____]
Director

      (1)   David L. Grove resigned from the Board effective March 31, 2003.

         (2) Edward T. O'Dell became a Director on June 1, 2002.

         * During the fiscal year ended May 31, 2003, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $[____], [____], [____], and [____], respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

         ** Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001

         *** Mr. Scheide retired as Director effective May 31, 2002.

         The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the following series of the Fund as of [____], 2003:


                                                                CLASS AND TYPE OF     PERCENTAGE    PERCENTAGE
FUND                    ADDRESS                                 OWNERSHIP              OF CLASS       OF FUND
--------------------------------------------------------------------------------------------------------------
                        ING NATIONAL TRUST
                        ATTN GORDON ELROD                       Class A
                        151 FARMINGTON AVE                      Beneficial Owner        [ ]%            [  ]%
                        HARTFORD CT 06155-0001

                        ING LIFE INSURANCE AND ANNUITY CO       Class A
                        151 FARMINGTON AVE                      Beneficial Owner        [ ]%            [  ]%
                        HARTFORD CT 06156-0001
                        WILMINGTON TRUST COMP TR FBO
                        SCHURMAN FINE PAPERS RET PLAN SAV
                        401K A/C 58513-0
                        C/O MUTUAL FUNDS
                        PO BOX 8971                             Class A
ING Balanced Fund       WILMINGTON DE 19899-8971                Beneficial Owner        [ ]%            [  ]%

                        ING NATIONAL TRUST
                        ATTN GORDON ELROD
                        151 FARMINGTON AVE                      Class A
ING Growth and Income   HARTFORD CT 06101-5900                  Beneficial Owner        [ ]%            [  ]%

                                                                Class and Type of       Percentage    Percentage
Fund                     Address                                Ownership                of Class      of Fund
----------------------------------------------------------------------------------------------------------------
                         MAC & CO AEOF1956432
                         MELLON BANK NA
                         MUTUAL FUNDS
                         PO BOX 3198                            Class I
                         PITTSBURGH PA 15230-3198               Beneficial Owner        [ ]%            [  ]%

                         ING LIFE INSURANCE AND ANNUITY
                         CENTRAL VALUATION UNIT
                         151 FARMINGTON AVE TN41                Class I
                         HARTFORD CT 06156-0001                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
                         151 FARMINGTON AVE                     Class I
ING Growth and Income    HARTFORD CT 06101-5900                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST ATTN:
                         GORDON ELROD151 FARMINGTON AVE
ING Growth Fund          HARTFORD CT 06101-5900                 Class A                 [ ]%            [  ]%
                                                                Beneficial Owner

                         MAC & CO AEOF1956432
                         MELLON BANK NA
                         MUTUAL FUNDS DEPT
                         PO BOX 3198                            Class I
                         PITTSBURGH PA 15230-3198               Beneficial Owner        [ ]%            [  ]%

                         ING LIFE INSURANCE AND ANNUITY CO
                         CENTRAL VALUATION UNIT
                         151 FARMINGTON AVE TN41                Class I
                         HARTFORD CT 06156-0001                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
                         151 FARMINGTON AVE                     Class I
ING Growth Fund          HARTFORD CT 06101-5900                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
ING International        151 FARMINGTON AVE                     Class A
Growth Fund              HARTFORD CT 06101-5900                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
ING Index Plus           151 FARMINGTON AVE                     Class A
LargeCap Fund            HARTFORD CT 06101-5900                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST
                         151 FARMINGTON AVE
ING Index Plus MidCap    CENTRAL VALUATION UNIT-TN41            Class A
Fund                     HARTFORD CT 06101-5900                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST
                         151 FARMINGTON AVE
ING Index Plus           CENTRAL VALUATION UNIT-TN41            Class A
SmallCap Fund            HARTFORD CT 06101-5900                 Beneficial Owner        [ ]%            [  ]%

                         ING NATIONAL TRUST
ING Strategic Allocation ATTN GORDON ELROD
Balanced Fund            151 FARMINGTON AVE                     Class A
(Crossroads)             HARTFORD CT 06101-5900                 Beneficial Owner        [ ]%            [  ]%

                                                                 CLASS AND TYPE OF        PERCENTAGE     PERCENTAGE
FUND                      ADDRESS                                OWNERSHIP                OF CLASS       OF FUND
-------------------------------------------------------------------------------------------------------------------
                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41                Class I
                          HARTFORD CT 06156-0001                 Beneficial Owner           [ ]%             [ ]%

                          MAC & CO
                          AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS DEPT
                          PO BOX 3198                            Class I
                          PITTSBURGH PA 15230-3198               Beneficial Owner           [ ]%             [ ]%

                          ING NATIONAL TRUST
ING Strategic Allocation  ATTN GORDON ELROD
Balanced Fund             151 FARMINGTON AVE                     Class I
(Crossroads)              HARTFORD CT 06155-0001                 Beneficial Owner           [ ]%             [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
ING Strategic Allocation  151 FARMINGTON AVE                     Class A
Growth Fund (Ascent)      HARTFORD CT 06156-0001                 Beneficial Owner           [ ]%             [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO MARGARET R SMITH
                          CONVERSION ROTH IRA
                          6240 TAYLOR
                          GROVES TX 77619-5678                   Class B                    [ ]%             [ ]%
                                                                 Beneficial Owner
                          STATE STREET BK & TR CO CUST
                          FBO EDWARD H NEIMAN IRA
                          4903 N ARIZONA RD
                          APACHE JUNCTION AZ 85219-9420          Class B
                                                                 Beneficial Owner           [ ]%             [ ]%
                          H&R BLOCK FINANCIAL ADVISORS
                          A/C 1760-6741DIME BUILDING
                          719 GRISWOLD ST STE 1700
                          DETROIT MI 48226-3330                  Class B
                                                                 Beneficial Owner           [ ]%             [ ]%
                          H&R BLOCK FINANCIAL ADVISORS
                          A/C 1760-6830DIME BUILDING
                          719 GRISWOLD ST STE 1700
                          DETROIT MI 48226-3330                  Class B
                                                                 Beneficial Owner           [ ]%             [ ]%
                          NFSC FEBO # 0LJ-004022
                          NFS/FMTC IRAFBO S DANIEL PONCE
ING Strategic             C/O WALLACE BAUMAN
Allocation Growth         1200 BRICKELL AVE STE 1720             Class B
Fund (Ascent)             MIAMI FL 33131-3257                    Beneficial Owner           [ ]%             [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                          Class C
                          JERSEY CITY NJ 07303-2052              Beneficial Owner           [ ]%             [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                          Class C
                          JERSEY CITY NJ 07303-2052              Beneficial Owner           [ ]%             [ ]%

                                                                CLASS AND TYPE OF         PERCENTAGE    PERCENTAGE
FUND                     ADDRESS                                OWNERSHIP                 OF CLASS      OF FUND
------------------------------------------------------------------------------------------------------------------
                         ING LIFE INSURANCE AND ANNUITY CO
                         CENTRAL VALUATION UNIT
                         151 FARMINGTON AVE TN41                Class I
                         HARTFORD CT 06156-0001                 Beneficial Owner           [ ]%            [  ]%

                         MAC & CO AEOF1956432
                         MELLON BANK NA
                         MUTUAL FUNDS DEPT
                         PO BOX 3198                            Class I
                         PITTSBURGH PA 15230-3198               Beneficial Owner           [ ]%            [  ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
ING Strategic Allocation 151 FARMINGTON AVE                     Class I
Growth Fund (Ascent)     HARTFORD CT 06156-0001                 Beneficial Owner           [ ]%            [  ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
ING Strategic Allocation 151 FARMINGTON AVE                     Class A
Income Fund (Legacy)     HARTFORD CT 06101-5900                 Beneficial Owner           [ ]%            [  ]%


                         ING NATIONAL TRUST
                         AFS CENTRAL VALUATION UNIT
                         ATTN GORDON ELROD TN41
                         151 FARMINGTON AVE                     Class A
                         HARTFORD CT 06156-0001                 Beneficial Owner           [ ]%            [  ]%

                         ING LIFE INSURANCE AND ANNUITY CO
                         151 FARMINGTON AVE                     Class A
ING Technology Fund      HARTFORD CT 06156-0001                 Beneficial Owner           [ ]%            [  ]%

                         ING NATIONAL TRUST
                         151 FARMINGTON AVE
                         CENTRAL VALUATION UNIT-TN41            Class A
                         HARTFORD CT 06101-5900                 Beneficial Owner           [ ]%            [  ]%

                         ING LIFE INSURANCE AND ANNUITY CO
ING Value Opportunity    151 FARMINGTON AVE                     Class A
Fund                     HARTFORD CT 06156-0001                 Beneficial Owner           [ ]%            [  ]%

As of January 31, 2003, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                                 Class and Type of       Percentage     Percentage
Fund                      Address                                Ownership               of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                          STATE STREET BK & TR CO CUST
                          IRA R/O PATRICK D WAGNER
                          1063 DUNCAN SHORES DR                  Class C
ING Balanced Fund         CHEBOYGAN MI 49721-2312                Beneficial Owner          [ ]%          [ ]%



                          MAC & CO AEOF 1956432
                          MELLON BANK NA
                          MUTUAL FUNDS
                          PO BOX 3198                            Class I
                          PITTSBURGH PA 15230-3198               Beneficial Owner          [ ]%          [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41                Class I
                          HARTFORD CT 06156-0001                 Beneficial Owner          [ ]%          [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                     Class I
ING Balanced Fund         HARTFORD CT 06156-0001                 Beneficial Owner          [ ]%          [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                     Class A
ING Growth and Income     HARTFORD CT 06101-5900                 Beneficial Owner          [ ]%          [ ]%

                          FIRST CLEARING CORP
                          A/C 4712-7951
                          MARK E KELLY IRA
                          FCC CUST
                          4267 GRUBSTAKE CIR                     Class B
ING Growth and Income     RENO NV 89509-2900                     Beneficial Owner          [ ]%          [ ]%

                          STIFEL NICOLAUS & CO INC
                          A/C 1281-8987
                          ALBERT O BAIM &
                          501 N BROADWAY                         Class B
ING Growth and Income     SAINT LOUIS MO 63102-2131              Beneficial Owner          [ ]%          [ ]%

                                                             Class and Type of           Percentage     Percentage
Fund                  Address                                Ownership                   of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                      PERSHING LLC                           Class B
                      P.O. BOX 2052                          Beneficial Owner            [ ]%             [ ]%
                      JERSEY CITY NJ 07303-2052


                      JANNEY MONTGOMERY SCOTT
                      LLC CUST
                      EST DOROTHY F CHELLEL
                      RAYMOND J CHELLEL EXEC
                      A/C 21489799
ING International     1801 MARKET ST                         Class B
Growth Fund           PHILADELPHIA PA 19103-1628             Beneficial Owner            [ ]%             [ ]%

                      NFSC FEBO # WRN-080020
                      DALE HUBBARD
ING International     510 HEATHERSTONE COURT                 Class C
Growth Fund           RIDGELAND MS 39157-2908                Beneficial Owner            [ ]%             [ ]%



                      IMAC & CO
                      AEOF1956432
                      MELLON BANK NA
                      MUTUAL FUNDS
                      PO BOX 3198                            Class I
                      PITTSBURGH PA 15230-3198               Beneficial Owner            [ ]%             [ ]%

                      ING NATIONAL TRUST
                      ATTN GORDON ELROD
                      151 FARMINGTON AVE                     Class I
                      HARTFORD CT 06101-5900                 Beneficial Owner            [ ]%             [ ]%

                      NFSC FEBO # Z13-061840
                      ZENO LLC
ING International     45 E PUTNAM AVE STE 118                Class I
Growth Fund           GREENWICH CT 06830-5428                Beneficial Owner            [ ]%             [ ]%

                      JOHN SHANHOLT &
                      GAIL E KERN JTWROS
                      PO BOX 851                             Class O
                      EAST HAMPTON NY 11937-0701             Shareholder                 [ ]%             [ ]%

                      WILLIAM J CHING
ING International     1232 WILDCLIFF CIR NE                   Class O
Growth Fund           ATLANTA GA 30329-3473                  Shareholder                 [ ]%             [ ]%

                                                                 Class and Type of       Percentage     Percentage
Fund                     Address                                 Ownership               of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                         MAC & CO
                         AEOF1956432
                         MELLON BANK NA
                         MUTUAL FUNDS
                         PO BOX 3198                             Class I
                         PITTSBURGH PA 15230-3198                Beneficial Owner
                                                                                         [ ]%             [ ]%
                         ING LIFE INSURANCE AND ANNUITY CO
                         CENTRAL VALUATION UNIT
                         ATTN VALUATION UNIT-TN41
                         151 FARMINGTON AVE                      Class I
                         HARTFORD CT 06156-0001                  Beneficial Owner        [ ]%             [ ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
ING Index Plus           151 FARMINGTON AVE                      Class I
LargeCap Fund            HARTFORD CT 06101-5900                  Beneficial Owner        [ ]%             [ ]%



                         JOHN SHANHOLT & GAIL E KERN
ING Index Plus           JTWROSPO BOX 851                        Class O
LargeCap Fund            EAST HAMPTON NY 11937-0701              Shareholder             [ ]%             [ ]%

                         MLPF & S FOR THE SOLE BENEFIT
                         OF THE CUSTOMERS
                         ATTN: FUND ADMINISTRATION
ING Index Plus MidCap    4800 DEER LAKE DR EAST 3RD FLOOR        Class B
Fund                     JACKSONVILLE FL 32246-6484              Beneficial Owner        [ ]%             [ ]%

                         MLPF&S FOR THE SOLE BENEFIT OF
                         ITS CUSTOMERS
                         ATTN FUND ADMINISTRATION 97262
ING Index Plus MidCap    4800 DEER LAKE DR EAST 2ND FL           Class C
Fund                     JACKSONVILLE FL 32246-6484              Beneficial Owner        [ ]%             [ ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
ING Index Plus MidCap    151 FARMINGTON AVE                      Class I
Fund                     HARTFORD CT 06101-5900                  Beneficial Owner        [ ]%             [ ]%


                         JOHN SHANHOLT &
                         GAIL E KERN JTWROS
ING Index Plus MidCap    PO BOX 851                              Class O
Fund                     EAST HAMPTON NY 11937-0701              Shareholder             [ ]%             [ ]%


                         MLPF&S FOR THE SOLE BENEFIT OF
                         ITS CUSTOMERS
                         ATTN FUND ADMINISTRATION 97PA3
                         4800 DEER LAKE DR EAST 2ND FL           Class B
                         JACKSONVILLE FL 32246-6484              Beneficial Owner        [ ]%             [ ]%

                         WILMINGTON TRUST CO TR FBO
                         CATHAY BANCORP INC 401K PSP
                         A/C 58518-0
                         C/O MUTUAL FUNDS
ING Index Plus           PO BOX 8971                             Class B
SmallCap Fund            WILMINGTON DE 19899-8971                Beneficial Owner        [ ]%             [ ]%

                                                                Class and Type of        Percentage     Percentage
Fund                  Address                                   Ownership                of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                      MLPF&S FOR THE SOLE BENEFIT OF
                      ITS CUSTOMERS
                      ATTN FUND ADMINISTRATION 97PA3
ING Index Plus        4800 DEER LAKE DR EAST 2RD FL             Class B
SmallCap Fund         JACKSONVILLE FL 32246-6484                Beneficial Owner         [ ]%             [ ]%



                      STATE STREET BK & TR CO CUST
                      FBO JOHN D STIEFEL
                      ROTH CONVERSION IRA
                      19 SAGE ROAD                              Class I
                      WETHERSFIELD CT 06109-4057                Beneficial Owner         [ ]%             [ ]%

                      JOHN P MCCRORY &
                      NANCY MCCRORY JTWROS
                      439 SIMSBURY RD                           Class I
                      BLOOMFIELD CT 06002-2244                  Shareholder              [ ]%             [ ]%

                      HAROLD F HICKS
ING Index Plus        486 PARK PLACE                            Class I
SmallCap Fund         NATCHEZ MS 39120-3948                     Shareholder              [ ]%             [ ]%




                      ING INVESTMENTS LLC
                      DEFERRED COMPENSATION PLAN
                      FBO ALBERT DEPRINCE
                      ATTN ROBYN ICHILOV
                      7337 E DOUBLETREE RANCH RD                Class I
                      SCOTTSDALE AZ 85258-2034                  Beneficial Owner         [ ]%             [ ]%

                      STATE STREET BK & TR CO CUST
                      FBO ALBERT E DEPRINCE JR
                      ROLLOVER IRA
                      3029 ST JOHNS DR                          Class I
                      MURFREESBORO TN 37129-5835                Beneficial Owner         [ ]%             [ ]%

                      NFSC FEBO # WS5-011541
                      HOLLY L CARMICHAEL
                      5096 SELINDA WAY                          Class I
                      LOS GATOS CA 95032-2800                   Beneficial Owner         [ ]%             [ ]%

                      ING INVESTMENTS LLC
                      DEFERRED COMPENSATION PLANFBO
                      EDWARD T ODELL
                      ATTN ROBYN ICHILOV7337 E
                      DOUBLETREE RANCH RD SCOTTSDALE            Class I
                      AZ 85258-2034                             Beneficial Owner         [ ]%             [ ]%


                      JOHN SHANHOLT &
                      GAIL E KERN JTWROS
                      PO BOX 851                                Class O
                      EAST HAMPTON NY 11937-0701                Shareholder              [ ]%             [ ]%

                      MATT LEWIS &
                      SALLY LEWIS JTWROS
ING Index Plus        2 FARRAGUT PL                             Class O
SmallCap Fund         AMITYVILLE NY 11701-3703                  Shareholder              [ ]%             [ ]%

                                                                Class and Type of        Percentage     Percentage
Fund                    Address                                 Ownership                of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                        SWEBAK & CO C/O AMCORE
                        INVESTMENT
                        GROUP NA                                Class A
                        PO BOX 4599                             Beneficial Owner           [ ]%           [ ]%
                        ROCKFORD IL 61110-4599

                        ING NATIONAL TRUST
                        ATTN GORDON ELROD
                        151 FARMINGTON AVE                      Class A
                        HARTFORD CT 06101-5900                  Beneficial Owner           [ ]%           [ ]%

                        ING LIFE INSURANCE AND ANNUITY CO
ING Small Company       151 FARMINGTON AVE                      Class A
Fund                    HARTFORD CT 06156-0001                  Beneficial Owner           [ ]%           [ ]%

                        HELEN SEGAL LIVING TRUST
                        HELEN SEGAL & RENA SEGAL TTEES
                        UAD 10/15/97
ING Small Company       136 DAVIDSON MILL ROAD                  Class B
Fund                    N BRUNSWICK NJ 08902-4747               Shareholder                [ ]%           [ ]%

                        MLPF&S FOR THE SOLE BENEFIT OF
                        ITS CUSTOMERS
                        ATTN FUND ADMINISTRATION 97262
ING Small Company       4800 DEER LAKE DR EAST 2RD FL           Class C
Fund                    JACKSONVILLE FL 32246-6484              Beneficial Owner           [ ]%           [ ]%




                        ING LIFE INSURANCE AND ANNUITY CO
                        CENTRAL VALUATION UNIT
                        151 FARMINGTON AVE TN41                 Class I
                        HARTFORD CT 06156-0001                  Beneficial Owner           [ ]%           [ ]%

                        MAC & CO AEOF1956432
                        MELLON BANK NA
                        MUTUAL FUNDS
                        PO BOX 3198                             Class I
                        PITTSBURGH PA 15230-3198                Beneficial Owner           [ ]%           [ ]%

                        KEY BANK CO
                        THE PARKER HANNIFIN RETIREMENT
                        SAVINGS PLAN
                        4900 TIEDEMAN ROAD                      Class I
                        BROOKLYN OH 44144-2302                  Beneficial Owner           [ ]%           [ ]%

                        ING NATIONAL TRUST
                        ATTN GORDON ELROD
ING Small Company       151 FARMINGTON AVE                      Class I
Fund                    HARTFORD CT 06101-5900                  Beneficial Owner           [ ]%           [ ]%

                                                                Class and Type of        Percentage     Percentage
Fund                      Address                               Ownership                of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                          PAINEWEBBER FOR THE BENEFIT OF        Class B                  [ ]%             [ ]%
                          PAINEWEBBER CDN FBO                   Beneficial Owner
                          GREGORY A MILLERSCHONE
                          P.O. BOX 3321WEE
                          HAWKEN NJ 07086-8154

                          NFSC FEBO # C6B-207993
                          NFSC/FMTC IRA FBO SUZANNE M           Class B
                          CALLEN                                Beneficial Owner         [ ]%             [ ]%
                          51 MEADOWBROOK RD
                          CHATHAM NJ 07928-2028

                          NFSC FEBO # C6B-210684
                          NFSC/FMTC IRA FBO ELIZABETH D         Class B
                          LIGHTON                               Beneficial Owner         [ ]%             [ ]%
ING Strategic Allocation  1192 PARK AVE APT 11E
Balanced Fund             NEW YORK NY 10128-1314
(Crossroads)




                          NFSC FEBO # C6B-507091
                          NFSC/FMTC IRA ROLLOVER
                          FBO DR HERBERT MARTON
                          75 STONEHURST DRIVE                   Class B
                          TENAFLY NJ 07670-2914                 Beneficial Owner         [ ]%             [ ]%

                          NFSC FEBO # C6B-522597
                          MARILYN GABA REVOCABLE TESTIME
                          ARTHUR GABA
                          15461 PEMBRIDGE DR APT 107H           Class B
                          DELRAY BEACH FL 33484-4358            Beneficial Owner         [ ]%             [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                         Class B
                          JERSEY CITY NJ 07303-2052             Beneficial Owner         [ ]%             [ ]%

                                                                Class and Type of        Percentage     Percentage
Fund                      Address                               Ownership                of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                          A ROBIN BROADFIELD &
                          CONNIE J WINELAND JTWROS
                          5118 CHEVY CHASE PKWY NW              Class C
                          WASHINGTON DC 20008-2919              Beneficial Owner         [ ]%             [ ]%

                          ROBERT E LOVING &
                          BRENDA G LOVING JTWROS
                          7107 TANYA AVE                        Class C
                          RICHMOND VA 23228-4611                Beneficial Owner         [ ]%             [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO ROBERT L PAINTER
                          ROTH IRA
                          3136 GRAND AVE APT 18                 Class C
                          KANSAS CITY MO 64111-1150             Beneficial Owner         [ ]%             [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO JOAN N BRENNAN
                          ROLLOVER IRA
                          107 CLARENDOH DR S                    Class C
                          NASHVILLE NC 27856-1623               Beneficial Owner         [ ]%             [ ]%

                          STATE STREET BK & TR CO CUST
ING Strategic Allocation  IRA R/O VICTORIA L ARTZER
Balanced Fund             10624 W 92ND PL                       Class C
(Crossroads)              OVERLAND PARK KS 66214-2106           Beneficial Owner         [ ]%             [ ]%



                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD CT 06156-0001                Beneficial Owner         [ ]%             [ ]%

                          MAC & CO
                          AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS DEPT
                          PO BOX 3198                           Class I
                          PITTSBURGH PA 15230-3198              Beneficial Owner         [ ]%             [ ]%

                          ING NATIONAL TRUST
ING Strategic Allocation  ATTN GORDON ELROD
Balanced Fund             151 FARMINGTON AVE                    Class I
(Crossroads)              HARTFORD CT 06155-0001                Beneficial Owner         [ ]%             [ ]%

                                                              Class and Type of       Percentage      Percentage
Fund                      Address                             Ownership               of Class        of Fund
----------------------------------------------------------------------------------------------------------------
                                                              Class C
                          A ROBIN BROADFIELD &                Shareholder             [ ]%                [ ]%
                          CONNIE J WINELAND JTWROS
                          5118 CHEVY CHASE PKWY NW
                          WASHINGTON DC 20008-2919
                                                              Class C                 [ ]%                [ ]%
                          FIRST TRUST CORP TTEE               Beneficial Owner
                          FBO PHILIP R FRIEDRICH IRA
                          A/C 1573410001 DTD 03/9/84
                          P O BOX 173301                      Class C                 [ ]%                [ ]%
                          DENVER CO 80217-3301                Beneficial Owner

                          PERSHING LLC
                          P.O. BOX 2052
                          JERSEY CITY NJ  07303-2052          Class C                 [ ]%                [ ]%
                                                              Beneficial Owner
                          PERSHING LLC
                          P.O. BOX 2052
                          JERSEY CITY NJ  07303-2052

                          PERSHING LLC                        Class C
                          P.O. BOX 2052                       Beneficial Owner        [ ]%                [ ]%
                          JERSEY CITY NJ  07303-2052

                          PERSHING LLC
ING Strategic Allocation  P.O. BOX 2052                       Class C
Growth Fund (Ascent)      JERSEY CITY NJ  07303-2052          Beneficial Owner        [ ]%                [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                       Class C
                          JERSEY CITY NJ  07303-2052          Beneficial Owner        [ ]%                [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                       Class C
                          JERSEY CITY NJ  07303-2052          Beneficial Owner        [ ]%                [ ]%

                          ALICE MEADOWS
                          46 95TH PL                          Class B
                          NEKIRKLAND WA   98034-6210          Shareholder             [ ]%                [ ]%

                          BARBARA I MEEK
                          PO BOX 623
                          233 E JEFFERSON ST                  Class B
                          ATHENA OR 97813-0623                Shareholder             [ ]%                [ ]%

                          RBC DAIN RAUSCHER FBO ALLEN S
                          LIPSCHULTZ MD TTEALLEN S
                          LIPSCHULTZ MD PC 3RD
                          DEF BEN PEN PL AZ PUL MEDICINE
                          1300 N 12TH ST SUITE 614            Class B
                          PHOENIX AZ 85006-2850               Beneficial Owner        [ ]%                [ ]%

                          FIRST CLEARING CORP A/C 4910-
                          1046FCC CUST RICHARD W KUSHMAN
                          IRA 17W
ING Strategic Allocation  354 STILLWELL RD                    Class B
Income Fund (Legacy)      OAKBROOK TER IL 60181-4526          Beneficial Owner        [ ]%                [ ]%

                                                                Class and Type of        Percentage     Percentage
Fund                      Address                               Ownership                of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                          STATE STREET BK & TR CO CUST
                          FBO THRESSA KAYE KATT IRA             Class C
                          1083 HEAVENRIDGE RD                   Beneficial Owner         [ ]%              [ ]%
                          ESSEXVILLE MI 48732-1737

                          LAUREL ANN SISSON                     Class C
                          950 BARTON OAKS PL                    Shareholder              [ ]%              [ ]%
                          HERNDON VA 20170-3442

                          STATE STREET BK & TR CO CUST
                          FBO MARY DEANNA THONI
                          ROLLOVER IRA                          Class C
                          4826 BRIARWOOD DR                     Beneficial Owner         [ ]%              [ ]%
                          NASHVILLE TN 37211-4314

                          DORIS NEWMAN & JOHN E NEWMAN
                          JT TEN                                Class C
                          2400 PAYSON RD                        Shareholder              [ ]%              [ ]%
                          QUINCY IL 62305-6474

                          LPL FINANCIAL SERVICES
                          A/C 7486-5006                         Class C
                          9785 TOWNE CENTRE DR                  Beneficial Owner         [ ]%              [ ]%
                          SAN DIEGO CA 92121-1968

                          JEAN C WOOD
                          SUBJECT TO DST TOD RULES
ING Strategic Allocation  7983 KENMORE DR                       Class C
Income Fund (Legacy)      MECHANICSVLLE VA 23111-3617           Shareholder              [ ]%              [ ]%



                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE                    Class I
                          HARTFORD CT 06156-0001                Beneficial Owner         [ ]%              [ ]%

                          MAC & CO AEOF 1956432
                          MELLON BANK NA
                          MUTUAL FUNDS NA
                          PO BOX 3198                           Class I
                          PA 15230-3198                         Beneficial Owner         [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
ING Strategic Allocation  151 FARMINGTON AVE                    Class I
Income Fund (Legacy)      HARTFORD CT 06101-5900                Beneficial Owner         [ ]%              [ ]%

                                                                 Class and Type of       Percentage     Percentage
Fund                     Address                                 Ownership               of Class       of Fund
------------------------------------------------------------------------------------------------------------------
                         STATE STREET BK & TR CO CUST
                         FBO INELL R MOOREROTH IRA
                         600-48TH STREET                         Class B
                         PORT ARTHUR TX 77640-2579               Beneficial Owner        [ ]%             [ ]%

                         LPL FINANCIAL SERVICES
                         A/C 6289-9481
                         9785 TOWNE CENTRE DRIVE                 Class B
                         SAN DIEGO CA 92121-1968                 Beneficial Owner        [ ]%             [ ]%

                         LPL FINANCIAL SERVICES
                         A/C 2271-0897
                         9785 TOWNE CENTRE DRIVE                 Class B
ING Technology Fund      SAN DIEGO CA 92121-1968                 Beneficial Owner        [ ]%             [ ]%


                         PERSHING LLC
                         P.O. BOX 2052                           Class I
ING Technology Fund      JERSEY CITY NJ 07303-2052               Beneficial Owner        [ ]%             [ ]%

                         JOHN SHANHOLT &
                         GAIL E KERN JTWROS
                         PO BOX 851                              Class O
ING Technology Fund      EAST HAMPTON NY 11937-0701              Shareholder             [ ]%             [ ]%

                         PAINEWEBBER FBO
                         DANIEL J WHEELER
ING Value Opportunity    4119 MORAGA AVE                         Class B
Fund                     SAN DIEGO CA 92117-4516                 Beneficial Owner        [ ]%             [ ]%

                         R GARY REEDER TTEE
                         JOSEPHINE IRENE GASKILL IRREV LIV T
                         UA 12/20/2000                           Class C
                         1703 21ST ST W                          Beneficial Owner        [ ]%             [ ]%
                         PALMETTO FL 34221-6156

                         PERSHING LLC                            Class C
                         P.O. BOX 2052                           Shareholder             [ ]%             [ ]%
                         JERSEY CITY NJ 07303-2052

                         FIRST CLEARING CORP
                         A/C 2490-7296
                         V RUSSELL WILHITE IRA                   Class C
                         104 CREEK CLIFF DR                      Beneficial Owner        [ ]%             [ ]%
                         GATESVILLE TX 76528-1011

                         PERSHING LLC
ING Value Opportunity    P.O. BOX 2052                           Class C
Fund                     JERSEY CITY NJ 07303-2052               Shareholder             [ ]%             [ ]%

                                                                         Class and Type of      Percentage      Percentage
Fund                               Address                                   Ownership           of Class        of Fund
--------------------------------------------------------------------------------------------------------------------------
                         WEXFORD CLEARING SERVICES
                         CORP FBO ADVEST INC
                         CUST FBO JEROME H WOLFSON
                         SPOUSAL IRA
                         5628 BARTLETT ST                               Class C
                         PITTSBURGH PA 15217-1514                       Beneficial Owner           [ ]%           [ ]%
                         LOIS D FERON & DONALD H FERON TR
                         U/A 09/07/1999

                         LOIS D FERON REVOCABLE TRUST
                         504 ANDREW HILL RD                             Class C
                         ARNOLD MD 21012-2380                           Beneficial Owner           [ ]%           [ ]%

                         ING NATIONAL TRUST
                         ATTN GORDON ELROD
ING Value Opportunity    151 FARMINGTON AVE                             Class I
Fund                     HARTFORD CT 06101-5900                         Beneficial Owner           [ ]%           [ ]%


         As of       , 2003, officers and Directors of the Company owned less
than 1% of the outstanding shares of each Fund.


                         INVESTMENT ADVISORY AGREEMENTS

         The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another other investment adviser, Aeltus Investment Management, Inc. ("ING Aeltus" or the "Sub-Adviser") as Sub-Adviser to all the Funds. The Investment Adviser and ING Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

         On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING Aeltus served as investment adviser to all the Funds.

         The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities ING Aeltus. The Investment Adviser oversees the investment management of ING Aeltus for the Funds.

         The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial term through December 31, 2002, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2003, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

      In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

      The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of ____, 2003, the Investment Adviser had assets under management of over $____ billion.

      The Investment Adviser bears the expense of providing its services and pays the fees of ING Aeltus. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
Growth                             0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Small Company                      0.850%              On first $250 million
                                   0.800%              On next $250 million

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
                                   0.775%              On next $250 million
                                   0.750%              On next $1.25 billion
                                   0.725%                 Over $2 billion

Technology                         1.050%              On first $500 million
                                   1.025%              On next $500 million
                                   1.000%                 Over $1 billion

Index Plus LargeCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus MidCap                  0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus SmallCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Value Opportunity                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Balanced                           0.800%              On first $500 million
                                   0.750%              On next $500 million
                                   0.700%               On next $1 billion
                                   0.650%                 Over $2 billion

Growth and Income                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Strategic Allocation               0.800%              On first $500 million
Growth
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation               0.800%              On first $500 million
Balanced
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
Strategic Allocation               0.800%              On first $500 million
Income
                                   0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

For the period June 1, 2002 through May 31, 2003, investment advisory fees paid to ING Investments were as follows:

           FUND              TOTAL INVESTMENT ADVISORY FEES            WAIVER               NET ADVISORY FEES PAID
           ----              ------------------------------            ------               ----------------------
Growth                                     $                              $                            $
Small Company                              $                              $                            $
Value Opportunity                          $                              $                            $
Technology                                 $                              $                            $
Balanced                                   $                              $                            $
Growth and Income                          $                              $                            $
Index Plus LargeCap                        $                              $                            $
Index Plus MidCap                          $                              $                            $
Index Plus SmallCap                        $                              $                            $
Strategic Allocation Growth                $                              $                            $
Strategic Allocation                       $                              $                            $
Balanced
Strategic Allocation Income                $                              $                            $

For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

           FUND              TOTAL INVESTMENT ADVISORY FEES            WAIVER               NET ADVISORY FEES PAID
           ----              ------------------------------            ------               ----------------------
Growth                                  $415,982                         $0                        $415,982
Small Company                           $700,126                         $0                        $700,126
Value Opportunity                       $53,822                        $11,665                      $42,157
Technology                              $39,562                        $30,133                      $9,429
Balanced                                $241,809                         $0                        $241,809
Growth and Income                       $603,093                         $0                        $603,093
Index Plus LargeCap                     $472,870                       ($199)                      $473,068
Index Plus MidCap                       $61,539                        $27,195                      $34,344
Index Plus SmallCap                     $14,361                        $30,492                     ($16,131)
Strategic Allocation Growth             $121,739                       $34,001                      $87,738
Strategic Allocation                    $160,860                       $40,452                     $120,408
Balanced
Strategic Allocation Income             $86,999                        $42,469                      $44,530

Period November 1, 2001 through February 28, 2002

             FUND               TOTAL INVESTMENT ADVISORY FEES      WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------      ------             ----------------------
Growth                                $559,619                        $0                     $559,619
Small Company                         $792,225                        $0                     $792,225
Value Opportunity                     $43,532                       $26,105                  $17,427
Technology                            $48,790                       $41,830                   $6,961
Balanced                              $302,597                        $0                     $302,597
Growth and Income                     $828,737                        $0                     $828,737
Index Plus LargeCap                   $580,896                       $881                    $580,015
Index Plus MidCap                     $43,423                       $44,303                   ($880)
Index Plus SmallCap                   $15,631                       $43,342                 ($27,711)
Strategic Allocation Growth           $153,955                      $51,721                  $102,235
Strategic Allocation Balanced         $199,531                      $60,529                  $139,002
Strategic Allocation Income           $112,656                      $60,669                  $51,987

Year Ended October 31, 2001

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Growth                                  $  2,018,085                        $0                 $ 2,018,085
Small Company                             $2,201,853                           $0               $2,201,583
Value Opportunity                            $85,534                      $78,542                   $6,992
Technology                                  $120,273                      $98,194                  $22,079
Balanced                                    $957,802                           $0                 $957,802
Growth and Income                         $3,075,068                           $0               $3,075,068
Index Plus LargeCap                       $1,864,439                       $8,750               $1,855,689
Index Plus MidCap                            $87,400                      $87,400                       $0
Index Plus SmallCap                          $44,024                      $44,024                       $0
Strategic Allocation Growth                 $524,549                     $104,844                 $419,705
Strategic Allocation Balanced               $642,951                     $131,132                 $511,819
Strategic Allocation Income                 $361,383                     $155,900                 $205,483

Year Ended October 31, 2000

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Growth                                    $2,434,112                      $0                    $2,434,112
Small Company                             $1,686,622                      $0                    $1,686,622
Value Opportunity                           $62,493                     $46,753                   $15,740
Technology*                                 $88,092                     $82,590                   $5,502
Index Plus LargeCap                       $1,741,347                      $0                    $1,741,347
Index Plus MidCap                           $54,436                     $54,436                     $0
Index Plus SmallCap                         $40,415                     $40,415                     $0
Strategic Allocation Growth                $552,281                     $67,167                  $485,114
Strategic Allocation Balanced              $637,997                    $100,231                  $537,766
Strategic Allocation Income                $332,834                    $117,839                  $214,995

*Technology commenced operations on March 1, 2000.

                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:

FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
Growth                                            N/A              N/A             N/A               N/A
Small Company                                   1.50%            2.25%           2.25%             1.25%
Technology                                      1.75%            2.50%           2.50%             1.50%
Index Plus LargeCap                             0.95%            1.70%           1.45%             0.70%
Index Plus MidCap                               1.00%            1.75%           1.50%             0.75%
Index Plus SmallCap                             1.00%            1.75%           1.50%             0.75%
Value Opportunity                               1.35%            2.10%           2.10%             1.10%
Balanced                                          N/A              N/A             N/A               N/A
Growth and Income                                 N/A              N/A             N/A               N/A
Strategic Allocation Growth                     1.25%            2.00%           2.00%             1.00%
Strategic Allocation Balanced                   1.20%            1.95%           1.95%             0.95%
Strategic Allocation Income                     1.15%            1.90%           1.90%             0.90%

Each Fund set forth above may at a later date recoup ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by a Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.

FUND                                              TERMINATION DATE
----                                              ----------------
Growth                                             N/A
Small Company                                      May 31, 2003
Technology                                         May 31, 2003
Index Plus LargeCap                                May 31, 2003
Index Plus MidCap                                  May 31, 2003
Index Plus SmallCap                                May 31, 2003
Value Opportunity                                  May 31, 2003
Balanced                                           N/A
Growth and Income                                  N/A
Strategic Allocation Growth                        May 31, 2003
Strategic Allocation Balanced                      May 31, 2003
Strategic Allocation Income                        May 31, 2003

                             SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of the Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to ING Aeltus, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and, office rent of a Fund. ING Aeltus pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      Otherwise, the Sub-Advisory Agreements after an initial term through December 31, 2003, the Sub-Advisory Agreements continue in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to the Sub-Advisory Agreements between the Investment Adviser and ING Aeltus, ING Aeltus acts as Sub-Adviser to the Funds. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. ING Aeltus' address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V.

      In approving the Sub-Advisory Agreements through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Aeltus; (3) the reasonableness of the compensation paid to ING Aeltus under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds; (4) the profitability to ING Aeltus of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of ING Aeltus; and (6) the brokerage and trading activities of ING Aeltus in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by ING Aeltus, including research generated by ING Aeltus and soft dollar research. The Board also reviewed information provided by ING Aeltus relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreements with ING Aeltus, the Board met with senior management and reviewed absolute and relative performance of the Funds. The Board also considered the compensation structure within ING Aeltus and its ability to attract and retain high quality investment professionals.

      In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice.

      As of ___________, 2003, ING Aeltus had assets under management of over $________billion.

The following Funds, as compensation to ING Aeltus for its services, the Investment Adviser pays ING Aeltus a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------
Growth                             0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Small Company                      0.383%           On first $250 million
                                   0.360%           On next $250 million
                                   0.349%           On next $250 million
                                   0.338%           On next $1.25 billion
                                   0.326%              Over $2 billion

Technology                         0.500%

Index Plus LargeCap                0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Index Plus MidCap                  0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Index Plus SmallCap                0.203%           On first $500 million
                                   0.191%           On next $250 million
                                   0.180%           On next $1.25 billion
                                   0.169%              Over $2 billion

Value Opportunity                  0.315%           On first $250 million

           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Balanced                           0.360%           On first $500 million
                                   0.338%           On next $500 million
                                   0.315%            On next $1 billion
                                   0.293%              Over $2 billion

Growth and Income                  0.315%           On first $250 million
                                   0.293%           On next $250 million
                                   0.281%           On next $250 million
                                   0.270%           On next $1.25 billion
                                   0.248%              Over $2 billion

Strategic Allocation
Growth Fund                        0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

Strategic Allocation
Balanced Fund                      0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

Strategic Allocation
Income Fund                        0.360%           On first $500 million
                                   0.349%           On next $500 million
                                   0.338%           On next $500 million
                                   0.326%           On next $500 million
                                   0.315%              Over $2 billion

* As a percentage of average daily net assets.

For the period June 1, 2003 through May 31, 2003, ING paid ING Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

                   FUND                                    SUB-ADVISORY FEES
                   ----                                    -----------------
Growth                                                             $
Small Company                                                      $
Value Opportunity                                                  $
Balanced                                                           $
Growth and Income                                                  $
Index Plus LargeCap                                                $
Index Plus MidCap                                                  $
Index Plus SmallCap                                                $
Strategic Allocation Growth                                        $
Strategic Allocation Balanced                                      $
Strategic Allocation Income                                        $

For the period March 1, 2002 through May 31, 2002, ING paid ING Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

                   FUND                                    SUB-ADVISORY FEES
                   ----                                    -----------------
Growth                                                         $187,192
Small Company                                                  $256,603
Value Opportunity                                               $24,220
Balanced                                                       $108,814
Growth and Income                                              $271,392
Index Plus LargeCap                                            $212,791
Index Plus MidCap                                               $27,693
Index Plus SmallCap                                             $6,462
Strategic Allocation Growth                                     $54,783
Strategic Allocation Balanced                                   $72,387
Strategic Allocation Income                                     $39,150

For year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 ING Aeltus paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Technology Fund. For the fiscal period ended May 31, 2002, ING paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to the Technology Fund.

Bradley, Foster & Sargent, Inc. ("Bradley") served as sub-adviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the year ended October 31, 1999, ING Aeltus paid Bradley sub-advisory fees of $9,190. The sub-advisory agreement was terminated as of December 31, 1999.

                        ADMINISTRATIVE SERVICES AGREEMENT

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

      Prior to April 1, 2002, ING Aeltus provided administrative services to the Funds pursuant to administrative agreements. The services provided by ING Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

      For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows:

For the period June 1, 2003 through May 31, 2003:

           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------               --------------------     --------------------    ---------------------------
Growth                                          $                       $0                           $
Small Company                                   $                       $0                           $
Value Opportunity                               $                       $0                           $

Technology                                      $                       $0                           $
Balanced                                        $                       $0                           $
Growth and Income                               $                       $0                           $
Index Plus LargeCap                             $                       $0                           $
Index Plus MidCap                               $                       $0                           $
Index Plus SmallCap                             $                       $0                           $
Strategic Allocation Growth                     $                       $0                           $
Strategic Allocation Balanced                   $                       $0                           $
Strategic Allocation Income                     $                       $0                           $

For the period November 1, 2002 through May 31, 2002:

           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------               --------------------     --------------------    ---------------------------
Growth                                       $135,421                   $0                       $135,421
Small Company                                $171,394                   $0                       $171,394
Value Opportunity                            $13,354                    $0                        $13,354
Technology                                    $8,163                    $0                        $8,163
Balanced                                     $65,950                    $0                        $65,950
Growth and Income                            $203,085                   $0                       $203,085
Index Plus LargeCap                          $226,969                   $0                       $226,969
Index Plus MidCap                            $22,238                    $0                        $22,238
Index Plus SmallCap                           $6,428                    $0                        $6,428
Strategic Allocation Growth                  $33,392                    $0                        $33,392
Strategic Allocation Balanced                $43,638                    $0                        $43,638
Strategic Allocation Income                  $24,188                    $0                        $24,188


For the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to ING Aeltus (in its capacity as the former administrator to the Funds ) were as follows:

Year Ended October 31, 2001

           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------               --------------------     --------------------    ---------------------------
Growth                                        $291,274                  $0                        $291,274
Small Company                                 $259,607                  $0                        $259,607
Value Opportunity                              $12,219                  $0                         $12,219
Technology                                     $11,455                  $0                         $11,455
Balanced                                      $119,725                  $0                        $119,725
Growth and Income                             $453,857                  $0                        $453,857
Index Plus LargeCap                           $414,320                  $0                        $414,320
Index Plus MidCap                              $19,422                $10,977                       $8,445
Index Plus SmallCap                             $9,783                $9,783                            $0
Strategic Allocation Growth                    $65,569                  $0                         $65,569
Strategic Allocation Balanced                  $80,369                  $0                         $80,369
Strategic Allocation Income                    $45,173                  $0                         $45,173

Year Ended October 31, 2000

           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------               --------------------     --------------------    ---------------------------
Growth                                        $355,247                  $0                        $355,247
Small Company                                 $198,427                  $0                        $198,427
Value Opportunity                               $8,928                  $0                          $8,928
Technology*                                     $8,390                  $0                          $8,390
Balanced                                      $131,766                  $0                        $131,766
Growth and Income                             $614,699                  $0                        $614,699
Index Plus LargeCap                           $386,966                  $0                        $386,966
Index Plus MidCap                              $12,097                $5,902                        $6,195
Index Plus SmallCap                             $8,981                $8,981                            $0
Strategic Allocation Growth                    $69,035                  $0                         $69,035
Strategic Allocation Balanced                  $79,750                  $0                         $79,750
Strategic Allocation Income                    $41,604                  $0                         $41,604


Year Ended October 31, 1999

           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------               --------------------     --------------------    ---------------------------
Growth                                         $212,043                 $0                        $212,043
Small Company                                   $57,488                 $0                         $57,488
Value Opportunity                                $6,278               $6,278                            $0
Balanced                                       $128,903                 $0                        $128,903
Growth and Income                              $660,028                 $0                        $660,028
Index Plus LargeCap                            $148,363                 $0                        $148,363
Index Plus MidCap                                $9,381               $9,381                            $0
Index Plus SmallCap                              $7,902               $7,902                            $0
Strategic Allocation Growth                     $51,213                 $0                         $51,213
Strategic Allocation Balanced                   $48,410                 $0                         $48,410
Strategic Allocation Income                     $30,297                 $0                         $30,297

*Technology commenced operations on March 1, 2000.

                                    CUSTODIAN

      Beginning June 1, 2003, Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

      DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

      Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                              INDEPENDENT AUDITORS

      KPMG LLP serves as the independent auditors for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Funds were audited by other independent accountants.

                              PRINCIPAL UNDERWRITER

      Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the net asset value of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the period June 1, 2002, through May 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:

                            COMPANY NAME             TOTAL UNDERWRITING FEES
                            ------------             -----------------------
               Growth                                           $
               Small Company                                    $
               Value Opportunity                                $
               Technology                                       $
               Balanced                                         $
               Growth and Income                                $
               Index Plus LargeCap                              $
               Index Plus MidCap                                $
               Index Plus SmallCap                              $
               Strategic Allocation Growth                      $
               Strategic Allocation Balanced                    $
               Strategic Allocation Income                      $

For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor as follows:

                            COMPANY NAME             TOTAL UNDERWRITING FEES
                            ------------             -----------------------
               Growth                                        $114,610
               Small Company                                 $120,244
               Value Opportunity                             $26,522
               Technology                                    $21,303
               Balanced                                      $59,692
               Growth and Income                             $73,596
               Index Plus LargeCap                           $398,842
               Index Plus MidCap                             $53,011
               Index Plus SmallCap                           $14,365
               Strategic Allocation Growth                   $36,868

               Strategic Allocation Balanced                 $42,756
               Strategic Allocation Income                   $25,636

For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001 and 2000 Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001

                            COMPANY NAME             TOTAL UNDERWRITING FEES
                            ------------             -----------------------
               Growth                                        $48,454
               Small Company                                 $41,906
               Value Opportunity                              $7,524
               Technology                                     $8,039
               Balanced                                      $21,296
               Growth and Income                             $30,991
               Index Plus LargeCap                           $166,957
               Index Plus MidCap                             $14,325
               Index Plus SmallCap                            $3,789
               Strategic Allocation Growth                   $14,205
               Strategic Allocation Balanced                 $15,225
               Strategic Allocation Income                    $9,962

Year Ended October 31, 2001

                            COMPANY NAME             TOTAL UNDERWRITING FEES
                            ------------             -----------------------
               Growth                                          $313,853
               Small Company                                   $229,088
               Value Opportunity                                $32,086
               Technology                                       $50,267
               Balanced                                        $123,514
               Growth and Income                               $219,170
               Index Plus LargeCap                           $1,072,427
               Index Plus MidCap                                $65,737
               Index Plus SmallCap                              $19,699
               Strategic Allocation Growth                      $88,390
               Strategic Allocation Balanced                    $89,868
               Strategic Allocation Income                      $54,959

Year Ended October 31, 2000

                            COMPANY NAME             TOTAL UNDERWRITING FEES
                            ------------             -----------------------
               Growth                                          $308,778
               Small Company                                   $157,592
               Value Opportunity                                $16,532
               Technology*                                      $39,961
               Balanced                                        $110,697
               Growth and Income                               $243,774
               Index Plus LargeCap                             $993,925
               Index Plus MidCap                                $31,681
               Index Plus SmallCap                              $15,048
               Strategic Allocation Growth                      $86,818
               Strategic Allocation Balanced                    $78,321
               Strategic Allocation Income                      $42,859

*Technology commenced operations on March 1, 2000.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

      Fund shares are distributed by ING Funds Distributor, LLC (the "Distributor"). With respect to Class A shares of the Funds, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00%) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class R shares of the Funds, the Distributor is paid an annual fee at the rate of 0.50% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares.

      The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

      The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

      The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

      In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

      The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended May 30, 2003 were as follows:

       DISTRIBUTION EXPENSES        CLASS A    CLASS B    CLASS C    CLASS R*
       ---------------------        -------    -------    -------    --------
Growth

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Small Company

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Value Opportunity

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Technology

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Balanced

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Growth and Income

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Index Plus SmallCap

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Index Plus MidCap

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Index Plus LargeCap

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Strategic Allocation Growth

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Strategic Allocation Balanced

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

Strategic Allocation Income

Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
Total

* Class R had not yet commenced operations on October 1, 2003

January 1, 2002 to May 31, 2002:

       DISTRIBUTION EXPENSES            CLASS A       CLASS B       CLASS C
       ---------------------            -------       -------       -------
Growth

Advertising                               $422          $15           $20
Printing                                 $7,990         $278         $381
Salaries & Commissions                  $72,015        $2,510       $3,430
Broker Servicing                        $115,378       $4,022       $5,495
Miscellaneous                           $33,232        $1,158       $1,583
Total                                   $229,037       $7,983       $10,909

Small Company

Advertising                               $923          $15           $62
Printing                                $17,540         $283        $1,180
Salaries & Commissions                  $165,829       $2,679       $11,157
Broker Servicing                        $155,059       $2,505       $10,433
Miscellaneous                           $78,555        $1,269       $5,285
Total                                   $417,906       $6,751       $28,117

Value Opportunity

Advertising                               $209           $4           $6
Printing                                 $3,962         $76          $110
Salaries & Commissions                  $35,230         $679         $977
Broker Servicing                        $33,319         $643         $924
Miscellaneous                           $16,210         $313         $450
Total                                   $88,930        $1,715       $2,467

Technology

Advertising                               $128          $15           $13
Printing                                 $2,433         $280         $256
Salaries & Commissions                  $22,656        $2,608       $2,386
Broker Servicing                        $20,206        $2,326       $2,128
Miscellaneous                           $10,643        $1,225       $1,121
Total                                   $56,066        $6,454       $5,904

Balanced

Advertising                               $213           $7           $18
Printing                                 $4,046         $126         $341
Salaries & Commissions                  $35,591        $1,107       $2,997
Broker Servicing                        $57,444        $1,786       $4,837
Miscellaneous                           $16,223         $504        $1,366
Total                                   $113,517       $3,530       $9,559

Growth and Income

Advertising                               $304           $3           $9
Printing                                 $5,782         $56          $167
Salaries & Commissions                  $52,198         $504        $1,507
Broker Servicing                        $82,743         $799        $2,389
Miscellaneous                           $24,093         $233         $696
Total                                   $165,120       $1,595       $4,768

Index Plus SmallCap

Advertising                               $120          $20           $12
Printing                                 $2,284         $375         $227
Salaries & Commissions                  $21,259        $3,487       $2,114
Broker Servicing                        $14,434        $2,368       $1,435
Miscellaneous                           $10,051        $1,649        $999
Total                                   $48,148        $7,899       $4,789

Index Plus MidCap

Advertising                               $339          $26           $34
Printing                                 $6,478         $493         $654
Salaries & Commissions                  $61,060        $4,645       $6,169
Broker Servicing                        $52,862        $4,018       $5,336
Miscellaneous                           $29,294        $2,228       $2,959
Total                                   $149,983      $11,410       $15,152

Index Plus LargeCap

Advertising                              $1,054         $155         $230
Printing                                $20,045        $2,948       $4,364
Salaries & Commissions                  $172,214      $25,326       $37,494
Broker Servicing                        $261,340      $38,433       $56,899
Miscellaneous                           $78,191       $11,499       $17,024
Total                                   $532,844      $78,361      $116,011

Strategic Allocation Growth

Advertising                               $145           $1           $21
Printing                                 $2,757         $17          $395
Salaries & Commissions                  $26,033         $162        $3,729
Broker Servicing                        $39,179         $243        $5,611
Miscellaneous                           $12,275         $76         $1,758
Total                                   $80,389         $499        $11,514

Strategic Allocation Balanced

Advertising                               $171           $0           $1
Printing                                 $3,283          $9           $18
Salaries & Commissions                  $30,193         $85          $164
Broker Servicing                        $50,403         $142         $274
Miscellaneous                           $14,049         $40           $76
Total                                   $98,099         $276         $533

Strategic Allocation Income

Advertising                               $158           $1           $3
Printing                                 $3,001         $21           $59
Salaries & Commissions                  $27,933         $192         $553
Broker Servicing                        $32,973         $227         $653
Miscellaneous                           $13,142         $90          $260
Total                                   $77,207         $531        $1,528

      For the two month period of November 2001 to December 2001, approximately $0, $0, $542,330, $1,014,260, and $6,485 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

      For the year ended October 31, 2001, approximately $236,623, $95,752, $3,295,967, $5,591,963 and $216,255 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. The following table applies to the Domestic equity Funds:

            WHEN YOU INVEST THIS AMOUNT:               AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
                                                                       PERCENTAGE OF OFFERING PRICE:
            ----------------------------               ------------------------------------------------------------
Under $50,000                                                                      4.25%
$50,000 or more but under $100,000                                                 4.00%
$100,000 or more but under $250,000                                                3.00%
$250,000 or more but under $500,000                                                2.25%
$500,000 or more but under $1,000,000                                              1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                            COMMISSION
                                                            ----------
  - Section  on sales of $1 million to $2,499,999              1.00%
  - Section  on sales of $2.5 million to $4,999,999            0.50%
  - Section  on sales of $5 million or greater                 0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                            COMMISSION
                                                            ----------
  - Section  on sales of $1 million to $3 million              0.50%
  - Section  on sales of $3 million or greater                 0.25%

      For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ING Funds Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

      The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

      In addition, ING may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

      The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

      The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

      The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

      The value of a shareholder's investment will be unaffected by these payments.

For the period June 1, 2003 to May 30, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
----                               ------------     -------------------     -------------        -------------
Growth
Small Company
Value Opportunity
Technology
Balanced
Growth and Income
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap
Strategic Allocation Growth
Strategic Allocation Balanced
Strategic Allocation Income

For the period November 1, 2001 to May 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
----                               ------------     -------------------     -------------        -------------
Growth                               $11,351               $1,481               $2,513               $870
Small Company                        $38,605               $5,035                $77                 $193
Value Opportunity                     $6,998                $913                  $0                 $106
Technology                            $2,998                $391                 $352                $250
Balanced                             $10,050               $1,311                $660                 $16
Growth and Income                     $4,279                $558                $1,727               $106
Index Plus LargeCap                  $33,374               $8,344              $25,438              $4,821
Index Plus MidCap                    $17,432               $4,358               $4,806               $613
Index Plus SmallCap                   $3,373                $843                 $306                 $0
Strategic Allocation Growth            $607                 $79                  $100                 $8
Strategic Allocation Balanced          $180                 $24                 $1,038                $0
Strategic Allocation Income            $653                 $85                 $2,741               $155


For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

                      FUND
                      ----
                      Growth                              $5,647
                      Small Company Fund                 $11,578
                      Technology                          $4,132
                      Index Plus LargeCap                $40,361
                      Index Plus MidCap                  $15,043
                      Index Plus SmallCap                 $2,762
                      Value Opportunity                   $1,794
                      Balanced                            $3,781
                      Growth and Income                   $4,676
                      Strategic Allocation Growth           $981
                      Strategic Allocation                  $192
                      Balanced
                      Strategic Allocation Income           $151

                        PURCHASE AND REDEMPTION OF SHARES

      Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

      Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

      Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

      A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

      Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

      The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

      1.    Redemptions from any ING -advised Fund if you:

                  - Originally paid a front-end sales charge on the shares and

                  - Reinvest the money within 90 days of the redemption date.

      2.    Redemptions from other mutual funds if you:

                  - Originally paid a front-end sales charge on the shares and

                  - Reinvest the money within 30 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

      1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, LLC or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

      2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

      3. Certain trust companies and bank trust departments investing on behalf of their clients.

      4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

      5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

      6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

      7.    Registered investment companies.

      8.    Insurance companies (including separate accounts).

      9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

      10.   Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

      - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

      - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption

CDSC Waivers
The CDSC will be waived for:

      -     exchanges to other Funds of the same class;

      - redemptions following the death or disability of the shareholder or beneficial owner;

      - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70-1/2;

      - tax-free returns of excess contributions from employee benefit plans;

      - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

      - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

      - are limited annually to no more than 12% of the original account value;

      -     are made in equal monthly amounts, not to exceed 1% per month; and

      - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

      You may qualify for a reduced sales charge when you buy Class A shares as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Funds acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

      Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

      If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

            A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Funds to determine the front-end sales charge that applies.

            To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, ING Aeltus (or AIC, in the case of Technology ) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is ING Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. ING Aeltus (or AIC, in the case of Technology ) may also consider the sale of shares of the Funds and of other investment companies advised by ING Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to ING Aeltus' or AIC's duty to obtain best execution.

            ING Aeltus (or AIC, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. ING Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING Aeltus, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Funds effect securities transactions may be used by ING Aeltus in servicing all of its accounts; not all such services will be used by ING Aeltus to benefit the Funds.

            Consistent with federal law, ING Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of ING Aeltus as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Funds.

            ING Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of ING Aeltus, including clients in which affiliates of ING Aeltus have an interest. ING Aeltus normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

For the period June 1, 2002 through May 30, 2003:

FUND                                                           COMMISSION
-----                                                          ----------
Growth
Small Company
Value Opportunity
Technology
Balanced
Growth and Income
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap
Strategic Allocation Growth
Strategic Allocation Balanced
Strategic Allocation Income

For the period November 1, 2001 through May 31, 2002:

FUND                                                           COMMISSION
-----                                                          ----------
Growth                                                         $  804,614
Small Company                                                  $2,169,224
Value Opportunity                                              $   91,415
Technology                                                     $   38,378
Balanced                                                       $  128,710
Growth and Income                                              $1,190,879
Index Plus LargeCap                                            $  616,286
Index Plus MidCap                                              $   33,832
Index Plus SmallCap                                            $    2,502
Strategic Allocation Growth                                    $  196,513
Strategic Allocation Balanced                                  $  208,557
Strategic Allocation Income                                    $   78,204

For the following fiscal years:

             FUND NAME            FOR YEAR ENDED OCTOBER 31,       FOR YEAR ENDED OCTOBER 31,       FOR YEAR ENDED OCTOBER 31,
             ---------            --------------------------       --------------------------       --------------------------
                                             2001                            2000                             1999
                                             ----                            ----                             ----
Growth                                   $  796,089                      $  805,950                         $462,377
Small Company                            $1,317,769                      $1,125,703                         $342,043
Value Opportunity                        $   46,103                      $   24,041                         $ 16,153
Technology*                              $   31,542                      $   24,168                              N/A
Balanced                                 $  179,504                      $  155,698                         $106,837

Growth and Income                        $1,727,256                      $2,620,251                       $1,575,747
Index Plus LargeCap                      $  938,360                      $  760,175                       $  278,464
Index Plus MidCap                        $   40,785                      $   16,000                       $   11,440
Index Plus SmallCap                      $   17,767                      $   12,082                       $    7,225
Strategic Allocation Growth              $  326,348                      $  276,951                       $  145,421
Strategic Allocation Balanced            $  324,143                      $  261,920                       $  106,481
Strategic Allocation Income              $  132,676                      $   87,840                       $   47,787

*Technology commenced operations on March 1, 2000.

For the period November 1, 2001 to May 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

FUND                                                 COMMISSION
----                                                 ----------
Growth                                                  $40,786
Small Company                                            $5,475
Value Opportunity                                       $22,227
Technology                                               $2,352
Balanced                                                $10,228
Growth and Income                                      $144,205
Index Plus LargeCap                                    $179,550
Index Plus MidCap                                            $0
Index Plus SmallCap                                          $0
Strategic Allocation Growth                              $4,590
Strategic Allocation Balanced                            $4,757
Strategic Allocation Income                              $1,706

For the fiscal year ended October 31, 2001:

      FUND                                COMMISSIONS PAID ON TOTAL TRANSACTIONS
      -----                               --------------------------------------
      Growth                                               $49,100
      Small Company                                         $7,458
      Value Opportunity                                     $6,963
      Technology                                            $7,199
      Balanced                                             $27,443
      Growth and Income                                   $178,232
      Index Plus LargeCap                                 $264,657
      Index Plus MidCap                                       $510
      Index Plus SmallCap                                       $0
      Strategic Allocation Growth                          $43,337
      Strategic Allocation Balanced                        $32,422
      Strategic Allocation Income                          $13,514

            The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS

            The Funds, the Investment Adviser and ING Funds Distributor, LLC have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. ING Aeltus has adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                             PROXY VOTING PROCEDURES

            The Board of Directors of the Fund (the "Board") has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

SHAREHOLDER ACCOUNTS AND SERVICES Systematic Investment

            The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

            The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

            Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

            A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Cross Investing

            Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

            Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

            Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

            A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

            A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

            The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

            Securities of the Funds are generally valued by independent pricing services, which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

            Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

            The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

            Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

            The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

            If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

            Distributions

            Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

            Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

            Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

            Original Issue Discount

            Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

            Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

            Foreign Currency Transactions

            Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

            Passive Foreign Investment Companies

            A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

            A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

            Foreign Withholding Taxes

            Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

            Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

            Options and Hedging Transactions

            The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

            Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

            Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

            A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

            Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

            Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

            Other Investment Companies

            It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

            Sale or Other Disposition of Shares

            Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

            In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

            Backup Withholding

            Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

            Foreign Shareholders

            Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

            Other Taxes

            Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

            Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                P (1 + T)  = ERV

Where:  P     =  a hypothetical initial payment of $1,000,
        T     =  the average annual total return,
        n     =  the number of years, and
        ERV   =  the ending redeemable value of a hypothetical $1,000
                 payment made at the beginning of the period.

            These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

            Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                               P (1 + T)  = ATV
                                                D

Where:  P     =   a hypothetical initial payment of $1,000,
        T     =   the average annual total return (after taxes on
                  distributions),
        n     =   the number of years, and
        ATV   =   ending value of a hypothetical $1,000 payment made at
           D      the beginning of the 1-, 5-, or 10-year periods (or
                  fractional portion), after taxes on fund distributions but not after taxes on redemptions.

            All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

            Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                               P (1 + T)  = ATV
                                               DR

Where:  P     =  a hypothetical initial payment of $1,000,
        T     =  the average annual total return (after taxes on distributions),
        n     =  the number of years, and
        ATV   =  ending value of a hypothetical $1,000 payment made at the
           DR    beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

            All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

30-Day Yield for Certain Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b      6
                            Yield= 2[----- + 1)  - 1]
                                      cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
        c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
        d  =  the maximum offering price per share on the last day of the period.

            Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

For purposes of this calculation, it is assumed that each month contains 30 days.

            Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Dividend Yield

            A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

            Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

            Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

            In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I and Class R Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

            In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC.

            The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2003e, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

Total Return Quotations as of May 31, 2002:

CLASS I

FUND NAME                          1 YEAR        5 YEARS       10 YEARS      SINCE INCEPTION      INCEPTION DATE*
---------                          ------        -------       --------      ---------------      ---------------
Balanced                            (4.63)          6.45          8.97             ------            01/03/1992
Growth and Income                  (16.03)          1.40          8.59             ------            01/03/1992
Growth                             (21.70)          3.34        ------             10.20             01/04/1994
Small Company                       (0.84)         11.64        ------             15.27             12/10/1996
Value Opportunity                  (16.36)       -------        ------              6.38             02/02/1998
Technology                         (25.00)       -------        ------            (34.65)            03/01/2000
Index Plus LargeCap                (14.36)          6.86        ------              8.88             12/10/1996
Index Plus MidCap                    3.68        -------        ------             14.36             02/03/1998
Index Plus SmallCap                  9.04        -------        ------              6.17             02/03/1998
Strategic Allocation Growth         (7.91)          2.93        ------              8.86             01/04/1995
Strategic Allocation Balanced       (4.96)          3.26        ------              8.11             01/04/1995
Strategic Allocation Income         (1.48)          4.72        ------              8.12             01/04/1995

CLASS A (assuming payment of the front-end sales load):

FUND NAME                                                1 YEAR       5 YEARS       SINCE INCEPTION       INCEPTION DATE*
---------                                                ------       -------       ---------------       ---------------
BALANCED
Class A                                                  (10.30)        4.86              8.44               01/03/1992
Class A (after taxes on distributions)                   (10.97)        2.25              5.83
Class A (after taxes on distributions and sale of         (6.32)        3.08              5.96
fund shares)
GROWTH AND INCOME
Class A                                                  (21.01)       (0.11)             8.10               01/03/1992
Class A (after taxes on distributions)                   (21.05)       (3.18)             5.01
Class A (after taxes on distributions and sale of        (12.90)        0.63              5.88
fund shares)
GROWTH
Class A                                                  (26.49)        1.81              8.84               01/04/1994
Class A (after taxes on distributions)                   (26.49)        0.66              6.27
Class A (after taxes on distributions and sale of        (16.27)        1.09              6.65
fund shares)
INDEX PLUS LARGECAP
Class A                                                  (17.12)        5.91              7.01               12/10/1996
Class A (after taxes on distributions)                   (17.32)        4.84              5.99
Class A (after taxes on distributions and sale of        (10.51)        4.25              5.21
fund shares)

SMALL COMPANY
Class A                                                   (6.78)        9.98             13.88               01/04/1994
Class A (after taxes on distributions)                    (6.81)        6.85             10.29
Class A (after taxes on distributions and sale of         (4.16)        6.63              9.79
fund shares)
STRATEGIC ALLOCATION GROWTH
Class A                                                  (13.43)        1.46              2.22               01/04/1995
Class A (after taxes on distributions)                   (13.87)        0.99             (0.08)
Class A (after taxes on distributions and sale of         (8.26)        0.27              0.94
fund shares)
STRATEGIC ALLOCATION BALANCED
Class A                                                  (10.66)        1.78              6.79               01/04/1995
Class A (after taxes on distributions)                   (11.37)       (0.30)             5.32
Class A (after taxes on distributions and sale of         (6.56)        0.60              5.02
fund shares)
STRATEGIC ALLOCATION INCOME
Class A                                                   (7.40)        3.20              3.60               01/04/1995
Class A (after taxes on distributions)                    (8.76)        0.76              1.31
Class A (after taxes on distributions and sale of         (4.58)        1.52              1.92
fund shares)
INDEX PLUS MIDCAP
Class A                                                    0.31     --------             13.25               02/03/1998
Class A (after taxes on distributions)                     0.22     --------             10.56
Class A (after taxes on distributions and sale of          0.18     --------              9.61
fund shares)
INDEX PLUS SMALLCAP
Class A                                                    5.44     --------              5.13               02/03/1998
Class A (after taxes on distributions)                     5.44     --------              5.12
Class A (after taxes on distributions and sale of          3.34     --------              4.16
fund shares)
VALUE OPPORTUNITY                                                   --------
Class A                                                  (21.34)    --------              4.68               02/02/1998
Class A (after taxes on distributions)                   (21.34)    --------              3.26
Class A (after taxes on distributions and sale of        (13.10)    --------              3.50
fund shares)
TECHNOLOGY
Class A                                                  (29.52)    --------            (36.49)              03/01/2000
Class A (after taxes on distributions)                   (29.52)    --------            (36.49)
Class A (after taxes on distributions and sale of        (18.13)    --------            (27.30)
fund shares)

CLASS B (assuming payment of the CDSC):

            FUND NAME             1 YEAR    SINCE INCEPTION     INCEPTION DATE*
            ---------             ------    ---------------     ---------------
Balanced                          (10.22)        (0.42)           01/03/1992
Growth and Income                 (21.02)        (8.14)           01/03/1992
Growth                            (26.40)        (9.76)           01/04/1994
Index Plus LargeCap               (19.46)        (5.16)           12/10/1996
Small Company                      (6.74)        11.79            01/04/1994
STRATEGIC ALLOCATION GROWTH       (13.41)        (1.30)           01/04/1995
STRATEGIC ALLOCATION BALANCED     (10.56)        (0.44)           01/04/1995
STRATEGIC ALLOCATION INCOME        (7.20)         1.67            01/04/1995
Index Plus MidCap                  (2.34)        13.18            02/03/1998
Index Plus SmallCap                (2.86)         9.83            02/03/1998
Value Opportunity                 (21.35)         2.74           02/020/1998
Technology                        (29.60)       (36.20)           03/01/2000

CLASS C (assuming payment of the CDSC)

            FUND NAME              1 YEAR    SINCE INCEPTION    INCEPTION DATE*
            ---------              ------    ---------------    ---------------
Balanced                           (6.47)         1.11            01/03/1992
Growth and Income                 (17.68)        (5.97)           01/03/1992
Growth                            (23.35)        (4.95)           01/04/1994
Index Plus LargeCap               (15.65)        (0.45)           12/10/1996
Small Company                      (2.82)         6.63            01/04/1994
STRATEGIC ALLOCATION GROWTH        (9.71)        (2.30)           01/04/1995
STRATEGIC ALLOCATION BALANCED      (6.82)        (1.34)           01/04/1995
STRATEGIC ALLOCATION INCOME        (3.44)         1.28            01/04/1995
Index Plus MidCap                   2.15         12.51            02/03/1998
Index Plus SmallCap                 7.43          4.25            02/03/1998
Value Opportunity                 (18.04)         3.41            02/02/1998
Technology                        (26.44)       (35.26)           03/01/2000

*The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

Class R shares had not yet commenced operations as of October 1, 2003.

                              FINANCIAL STATEMENTS

            The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the periods ended May 31, 2003 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                     INDEX A

ING FUNDS

                         ------------------------------
                             PROXY VOTING PROCEDURES
                          Effective as of July 29, 2003
                         ------------------------------

I.          INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Boards of Trustees/Directors(17) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(18) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.         DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

III.        APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.         VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.



----------
17 Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

18 The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

                                ROUTINE MATTERS

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

      B.    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

                        1.    Votes in Accordance with Agent Recommendation

                        In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                        2.    Non-Votes

                        The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                        3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                        If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator:

                              (a) Will request that each member of the Proxy
                        Group complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures).

                              (b) Will determine whether the Adviser, ING
                        Investment Management Americas, Aeltus Investment Management, Inc., and the Principal Underwriter (the "canvassed entities) has a material business relationship (that is, generates revenues for the canvassed entity of over $1 million per year) with the issuer of the portfolio security that is the subject of the proxy.

            If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group, or if the Proxy Coordinator determines that any of the canvassed entities has a material business relationship with the issuer of the portfolio security which is the subject of the proxy, the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable.

            If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group, and the Proxy Coordinator determines that none of the canvassed entities has a material business relationship with the issuer of the portfolio security which is the subject of the proxy, the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.          CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to any member of the Proxy Group, or in which any of the canvassed entities has a material business relationship with the issuer of the portfolio security which is the subject of the proxy, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser, or certain other related parties may be deemed to have a conflict of interest.

VI.         REPORTING AND RECORD RETENTION

            A.    Reporting by the Funds

                  Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

            B.    Reporting to the Boards

                  At each regularly scheduled meeting, the Board will receive a report from the adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.



Effective: July 29, 2003

EXHIBIT 2
to the
ING Funds
Proxy Voting Procedures


                              ING INVESTMENTS, LLC,


                             DIRECTED SERVICES, INC.


                                       AND


ING LIFE INSURANCE AND ANNUITY COMPANY

                         ------------------------------
                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                         ------------------------------


I.          INTRODUCTION

            ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

            The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.





Unless otherwise noted, proxies will be voted in all instances.

II.         ROLES AND RESPONSIBILITIES

            A.          Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the proxy Coordinator will call a meeting of the Proxy Group.

            B.          Agent

            An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

            The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

            The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

            C.          Proxy Group

The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

      D.    Investment Professionals

The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.        VOTING PROCEDURES

            A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

                                 ROUTINE MATTERS

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

            C.    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

                  1.    Votes in Accordance with Agent Recommendation

                        In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.    Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and senior management of the Adviser, complete a Conflicts Report (as described below). Thereafter, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.         CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group, each Investment Professional participating in the voting process and senior management of the Adviser and Distributor complete a Conflicts Report. Each shall provide a completed Report to the Proxy Coordinator within two (2) business days. Such Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters in which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                              TITLE OR AFFILIATION
Stanley D. Vyner            Executive Vice President of ING Investments, LLC

Karla Bos                   Acting Proxy Coordinator

Kimberly A. Anderson        Vice President and Assistant Secretary, ING
                            Investments, LLC

Maria Anderson              Assistant Vice President - Manager Fund Compliance
                            of ING Funds Services, LLC

Michael J. Roland           Executive Vice President and Chief Financial Officer
                            of ING Investments, LLC

J. David Greenwald          Vice President - Fund Compliance of ING Fund
                            Services, LLC

Megan L. Dunphy, Esq.       Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services



Effective: July 10, 2003

EXHIBIT 3

to the
ING Funds
Proxy Voting Procedures

                    ----------------------------------------
                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
                    ----------------------------------------




I.          INTRODUCTION

            The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

            Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.         GUIDELINES

            The following Guidelines are grouped according to the types of proposals generally presented to shareholders: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.

            In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                                                        CASE-BY-CASE

      -     Attended less than 75 percent of the board and committee meetings                                 Withhold
            without a valid excuse

      -     Voted to implement or renew a dead-hand or modified dead-hand poison                              Withhold
            pill

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------

      -     Ignored a shareholder proposal that was approved by a majority of                                 Withhold
            the shares outstanding

      -     Ignored a shareholder proposal that was approved by a majority of                                 WITHHOLD
            the votes cast for two consecutive years

      -     Failed to act on takeover offers where the majority of the                                        Withhold
            shareholders tendered their shares

      -     Are inside directors or affiliated outsiders and either sit on the                                Withhold
            audit, compensation, or nominating committees or one of these key committees has not been established

      -     Are inside directors and the full board serves as the audit,                                      Withhold
            compensation, or nominating committee or the company does not have one of these committees

      -     Approved payment of excessive fees for non-audit services                                         Withhold

      -     Enacted egregious corporate governance policies or failed to replace                              Withhold
            management as appropriate

Separating Chairman and CEO                                                                                 CASE-BY-CASE
                                                                                                            ------------
Shareholder proposals seeking a majority of independent directors                                               For

Shareholder proposals asking that board audit, compensation, and/or nominating                FOR
committees be composed exclusively of independent directors

SHAREHOLDER PROPOSALS REQUIRING DIRECTORS TO OWN A MINIMUM AMOUNT OF COMPANY                  CASE-BY-CASE
stock in order to qualify as a director or to remain on the board

Term of Office

      -     Shareholder proposals to limit the tenure of outside directors
                                                                                              AGAINST
Age Limits

      -     Shareholder proposals to impose a mandatory retirement age for                                      For
            outside directors

Director and Officer Indemnification and Liability Protection                                               Case-by-Case

      -     Limit or eliminate entirely directors' and officers' liability for                                AGAINST
            monetary damages for violating the duty of care

      -     Proposals that would expand coverage beyond just legal expenses to                                Against
            acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

      -     Proposals providing such expanded coverage in cases when a                                          For
            director's or officer's legal defense was unsuccessful if:

            (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

            (2)   Only if the director's legal expenses would be covered

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
PROXY CONTESTS

Voting for director nominees in contested elections                                                         Case-by-Case

Reimburse proxy solicitation expenses                                                                       Case-by-Case

AUDITORS

                                                                                                                For

                                           Ratifying Auditors

Non-Audit Services

      -     Approval of auditors when total non-audit fees exceed the total of                                  Against
            audit fees, audit-related fees and permissible tax fees

Auditor Independence

      -     Shareholder proposals asking companies to prohibit their auditors                               Case-by-Case
            from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

      -     Shareholder proposals asking for mandatory audit firm rotation                                    Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

      -     Proposals to classify                                                                             Against

      -     Proposals to repeal classified boards and to elect all directors                                    For
            annually

Shareholder Ability to Remove Directors

      -     Proposals that provide that directors may be removed only for cause                               Against

      -     Proposals to restore shareholder ability to remove directors with or                                For
            without cause

      -     Proposals that provide that only continuing directors may elect                                   Against
            replacement to fill board vacancies

      -     Proposals that permit shareholders to elect directors to fill board                                 For
            vacancies

Cumulative Voting

      -     Proposals to eliminate cumulative voting                                                          Against

      -     Proposals to restore or permit cumulative voting                                                Case-by-Case

Shareholder Ability to Call Special Meetings

      -     Proposals to restrict or prohibit shareholder ability to call                                     Against
            special meetings

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
      -     Proposals that remove restrictions on the right of shareholders to                                  For
            act independently of management

Shareholder Ability to Act by Written Consent

      -     Proposals to restrict or prohibit shareholder ability to take action                              Against
            by written consent

      -     Proposals to allow or make easier shareholder action by written                                     For
            consent

For Shareholder Ability to Alter the Size of the Board

      -     Proposals that seek to fix the size of the board                                                Case-by-Case

      -     Proposals that give management the ability to alter the size of the                               Against
            board without shareholder approval


                                          TENDER OFFER DEFENSES

Poison Pills

      -     Proposals that ask a company to submit its poison pill for                                          For
            shareholder ratification

      -     Shareholder Proposals to redeem a company's poison pill                                         Case-by-Case

      -     Management Proposals to ratify a poison pill                                                    Case-by-Case

Fair Price Provisions

      -     Proposals to adopt fair price provisions                                                        Case-by-Case

      -     Fair price provisions with shareholder vote requirements greater                                  Against
            than a majority of disinterested shares

Greenmail

      -     Proposals to adopt antigreenmail charter or bylaw amendments or                                     For
            otherwise restrict a company's ability to make greenmail payments

      -     Antigreenmail proposals when they are bundled with other charter or                             Case-by-Case
            bylaw amendments

Pale Greenmail                                                                                              Case-by-Case

Unequal Voting Rights

      -     Dual-class exchange offers                                                                        Against

      -     Dual-class recapitalizations                                                                      Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

      -     Management proposals to require a supermajority shareholder to                                    Against
            approve charter and bylaw amendments

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
      -     Shareholder proposals to lower supermajority shareholder vote                                       For
            requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

      -     Management proposals to require a supermajority shareholder vote to                               Against
            approve mergers and other significant business combinations

      -     Shareholder proposals to lower supermajority shareholder vote                                       For
            requirements for mergers and other significant business combinations

White Squire Replacements                                                                                       For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use independent tabulators,                                 For
and use independent inspectors of election

Management proposals to adopt confidential voting                                                               For

Equal Access

      -     Shareholder proposals that would allow significant company                                          For
            shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                                                    Case-by-Case

Shareholder Advisory Committees                                                                             Case-by-Case

CAPITAL STRUCTURE

                           Common Stock Authorization

      -     Proposals to increase the number of shares of common stock, taking                              Case-by-Case
            into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest

      -     Proposals to increase the number of authorized shares of the class                                Against
            of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

      -     Management proposals to increase common share authorization for a                                   For
            stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
Reverse Stock Splits

      -     Management proposals to implement a reverse stock split when the                                    For
            number of shares authorized for issue is proportionately reduced

      -     Proposals to implement a reverse stock split that do not                                        Case-by-Case
            proportionately reduce the number of shares of authorized for issue

Preferred Stock

      -     Proposals authorizing the creation of new classes of preferred stock                              Against
            with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

      -     Proposals to create blank check preferred stock in cases where the                                  For
            company expressly states that the stock will not be used as a takeover defense

      -     Proposals to authorize preferred stock in cases where the company                                   For
            specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

      -     Proposals to increase the number of blank check preferred shares                                Case-by-Case
            after analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than                                For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                                                    For

Shareholder Proposals that Seek Preemptive Rights                                                           Case-by-Case

Debt Restructuring                                                                                          Case-by-Case

Share Repurchase Programs                                                                                       For

Tracking Stock                                                                                              Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                                                         Case-by-Case

Management Proposals Seeking Approval to Reprice Options                                                    Case-by-Case

Director Compensation                                                                                       Case-by-Case

Employee Stock Purchase Plans                                                                               Case-by-Case

OBRA-Related Compensation Proposals

      -     Amendments that Place a Cap on Annual Grants or Amend Administrative                                For
            Features

      -     Amendments to Add Performance-Based Goals                                                           For

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
      -     Amendments to Increase Shares and Retain Tax Deductions Under OBRA                              Case-by-Case

      -     Approval of Cash or Cash-and-Stock Bonus Plan                                                       For

Shareholder Proposals to Limit Executive and Director Pay

      -     Proposals that seek additional disclosure of director pay                                           For
            information

      -     Proposals that seek additional disclosure of executive pay                                          For
            information

      -     All other proposals that seek to limit executive and director pay                               Case-by-Case

Golden and Tin Parachutes

      -     Shareholder proposals to have golden and tin parachutes submitted                                   For
            for shareholder ratification

      -     All proposals to ratify or cancel golden or tin parachutes                                      Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                                          For

401(k) Employee Benefit Plans                                                                                   For
                                                                                                                For

   Shareholder proposals to expense stock options, unless company has already publicly committed to expensing options by a specific date

                             STATE OF INCORPORATION

Voting on State Takeover Statutes                                                                           Case-by-Case

Voting on Reincorporation Proposals                                                                         Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

                                                                                                            Case-by-Case

                                        Mergers and Acquisitions

Corporate Restructuring                                                                                     Case-by-Case

Spinoffs                                                                                                    Case-by-Case

Asset Sales                                                                                                 Case-by-Case

Liquidations                                                                                                Case-by-Case

Appraisal Rights                                                                                                For

Changing Corporate Name                                                                                  [CASE-BY-CASE ][?]


                                           MUTUAL FUND PROXIES

Election of Directors                                                                                       CASE-BY-CASE

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
      -     Attended less than 75 percent of the board and committee meetings                                 Withhold
            without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      -     Ignored a shareholder proposal that was approved by a majority of                                 Withhold
            shares outstanding

      -     Ignored a shareholder proposal that was approved by a majority of                                 Withhold
            the votes cast for two consecutive years

      -     Are interested directors and sit on the audit or nominating                                       Withhold
            committee

      -     Are interested directors and the full board serves as the audit or                                Withhold
            nominating committee or the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund                                                                 Case-by-Case

Proxy Contests                                                                                              Case-by-Case

Investment Advisory Agreements                                                                              Case-by-Case

Approving New Classes or Series of Shares                                                                       For

Preferred Stock Proposals                                                                                   Case-by-Case

1940 Act Policies                                                                                           Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                                            Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                                                [CASE-BY-CASE] [?]

Name Rule Proposals                                                                                         Case-by-Case

Disposition of Assets/Termination/Liquidation                                                               Case-by-Case

Changes to the Charter Document                                                                             Case-by-Case

Changing the Domicile of a Fund                                                                             Case-by-Case

Change in Fund's Subclassification                                                                          Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval                                                                                                        For

Distribution Agreements                                                                                     Case-by-Case

Master-Feeder Structure                                                                                         For

Mergers                                                                                                     Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                                             Against

Reimburse Shareholder for Expenses Incurred                                                                 Case-by-Case

Terminate the Investment Advisor                                                                            Case-by-Case

                                                PROPOSAL                                                     GUIDELINES
                                                --------                                                     ----------
SOCIAL AND ENVIRONMENTAL ISSUES                                                                             Case-by-Case

                      STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER 1, 2003


                             ING SERIES FUND, INC.

      CLASS O SHARES OF ING GROWTH FUND, ING SMALL COMPANY FUND, ING TECHNOLOGY FUND, ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP, ING VALUE OPPORTUNITY FUND, ING BALANCED FUND, ING GROWTH AND INCOME FUND, ING STRATEGIC ALLOCATION GROWTH FUND, ING STRATEGIC ALLOCATION BALANCED FUND, AND ING STRATEGIC ALLOCATION INCOME FUND.

      This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference, in, and should be read in conjunction with, the current Class O Prospectus dated October 1, 2003, for ING Series Fund, Inc. (the "Company"), which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectus.

      The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series :

              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                        ING Government Fund (Government)
                  ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth)
     ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)

This SAI discusses ING Growth Fund, ING Small Company Fund, ING Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap, ING Value Opportunity Fund, ING Balanced Fund, ING Growth and Income Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund, and ING Strategic Allocation Income Fund (each a "Fund" and collectively, the "Funds").

THE FUNDS' FINANCIAL STATEMENTS AND THE INDEPENDENT AUDITORS' REPORTS THEREON, INCLUDED IN THE ANNUAL REPORTS, ARE INCORPORATED BY REFERENCE IN THIS SAI. A FREE COPY OF THE ANNUAL REPORTS AND EACH PROSPECTUS IS AVAILABLE UPON REQUEST BY WRITING TO: ING SERIES FUND, INC., 7337 DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258-2034, OR BY CALLING: 1-800-992-0180.

                               TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC............................................    3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES............................    4
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.................................   57
INVESTMENT ADVISORY AGREEMENTS.............................................   69
SUB-ADVISORY AGREEMENTS....................................................   75
ADMINISTRATIVE SERVICES AGREEMENT..........................................   79
CUSTODIAN..................................................................   81
TRANSFER AGENT.............................................................   81
INDEPENDENT AUDITORS.......................................................   81
PRINCIPAL UNDERWRITER......................................................   81
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS........................   83
BROKERAGE ALLOCATION AND TRADING POLICIES..................................   85
CODE OF ETHICS.............................................................   87
PROXY VOTING PROCEDURES....................................................   87
SHAREHOLDER ACCOUNTS AND SERVICES..........................................   87
NET ASSET VALUE............................................................   89
CALCULATION OF PERFORMANCE DATA............................................   95
PERFORMANCE COMPARISONS....................................................   98
FINANCIAL STATEMENTS.......................................................   99
APPENDIX A.................................................................  100
ING INVESTMENTS, LLC,......................................................  104
DIRECTED SERVICES, INC.....................................................  104
AND........................................................................  104
Ratifying Auditors.........................................................  112
TENDER OFFER DEFENSES......................................................  113
Common Stock Authorization.................................................  114
Shareholder proposals to expense stock options, unless company has already publicly committed to expensing options by a specific date.........  116
STATE OF INCORPORATION.....................................................  116
Mergers and Acquisitions...................................................  116
MUTUAL FUND PROXIES........................................................  116

                        HISTORY OF ING SERIES FUND, INC.

      ING Series Fund, Inc. ("the Company") is a Maryland Corporation registered as an open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed, diversified series:

                                    FUND NAME

                       ING International Growth Fund
                       ING Growth Fund
                       ING Small Company Fund
                       ING Technology Fund
                       ING Index Plus LargeCap Fund
                       ING Index Plus MidCap Fund
                       ING Index Plus SmallCap Fund
                       ING Value Opportunity Fund
                       ING Balanced Fund
                       ING Growth and Income Fund
                       ING Bond Fund
                       ING Government Fund
                       ING Aeltus Money Market Fund
                       ING Strategic Allocation Growth Fund
                       ING Strategic Allocation Balanced Fund
                       ING Strategic Allocation Income Fund

      Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

SERIES AND CLASSES The Company currently offers multiple series. Only ING Growth Fund, ING Small Company Fund, ING Technology Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap, ING Value Opportunity Fund, ING Balanced Fund, ING Growth and Income Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund, and ING Strategic Allocation Income Fund are offered through this SAI and the corresponding Prospectuses.

      The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

      Capital Stock Fund shares are fully paid and nonassessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

      Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940
Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

      1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

      The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

      As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for the ING Strategic Allocation Growth, the ING Strategic Allocation Balanced and the ING Strategic Allocation Income Funds (collectively referred to as the "Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions;
      (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and
      (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

      The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectus;

(2) except for the ING Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for the ING Index Plus LargeCap Fund , the ING Index Plus MidCap Fund and the ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A , or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (ING Aeltus), Sub-Adviser to all Funds except the ING Technology Fund; or AIC Asset Management, LLC (AIC), Sub-Adviser to Technology Fund, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for the ING Index Plus LargeCap Fund, the ING Index Plus MidCap Fund and the ING Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by ING Aeltus to be of comparable quality.

      Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for the ING Growth Fund are determined in accordance with the classifications established by the Frank Russell Corporation. ING Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

      The ING Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The ING Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the information technology industry sector. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The ING Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's 500 Composite Index (S&P 500 Index). The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The ING Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

      The ING Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

      The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

------------------------------------------------------------------------------------------------------------------------------------
                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
------------------------------------------------------------------------------------------------------------------------------------
EQUITIES
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                     X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities           X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                  X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Synthetic Convertible            X                                                             X           X           X
Securities
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ADRs / EDRs                      X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Eurodollar Convertible           X        X      X        X         X       X         X        X           X           X         X
Securities
------------------------------------------------------------------------------------------------------------------------------------
Eurodollar/Yankee                X        X      X        X         X       X         X        X           X           X         X
Dollar Instruments
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Exchange        X        X      X        X         X       X         X        X           X           X         X
Transactions
------------------------------------------------------------------------------------------------------------------------------------
Foreign Mortgage Related         X                                                             X           X           X
Securities
------------------------------------------------------------------------------------------------------------------------------------
Foreign and Emerging             X        X      X        X         X       X         X        X           X           X         X
Market Securities(1)
------------------------------------------------------------------------------------------------------------------------------------
  International Debt             X        X      X        X         X       X         X        X           X           X         X
  Securities(2)
------------------------------------------------------------------------------------------------------------------------------------
Sovereign Debt Securities        X                                                             X           X           X
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------
ARMS                             X                                                             X           X           X
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Because the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value if securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund will not, except for International Growth and Strategic Allocation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof).

(2) Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by AIC to be of comparable quality. Balanced, generally maintains at least 25% of its total assets in debt securities.

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                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
------------------------------------------------------------------------------------------------------------------------------------
Corporate Debt                   X        X      X        X         X       X         X        X           X           X         X
Securities(3)
------------------------------------------------------------------------------------------------------------------------------------
Floating or Variable Rate        X        X      X        X         X       X         X        X           X           X         X
Instruments(4)
------------------------------------------------------------------------------------------------------------------------------------
GICs                             X                                                             X           X           X
------------------------------------------------------------------------------------------------------------------------------------
GNMA Certificates                X               X                                             X           X           X
------------------------------------------------------------------------------------------------------------------------------------
High Yield Securities(5)         X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Related                 X               X                                             X           X           X
Securities(6)
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities             X               X                                             X           X           X
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments           X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Savings Association              X        X      X        X         X       X         X        X           X           X         X
Obligations
------------------------------------------------------------------------------------------------------------------------------------
Municipal Lease                  X               X                                             X           X           X
Obligations
------------------------------------------------------------------------------------------------------------------------------------
Subordinated Mortgage            X               X                                             X           X           x
Securities
------------------------------------------------------------------------------------------------------------------------------------
Interest/Principal Only          X        X      X        X         X       X         X        X           X           X         X
Stripped Mortgage Backed
Securities
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Ind. Dev.             X               X                                             X           X           X
Bonds & Pollution Control
Bonds
------------------------------------------------------------------------------------------------------------------------------------
United States Government         X        X      X        X         X       X         X        X           X           X         X
Securities
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities          X        X      X        X         X       X         X        X           X           X         X
(non-Mortgage)
------------------------------------------------------------------------------------------------------------------------------------
Banking Industry                 X        X      X        X         X       X         X        X           X           X         X
Obligations
------------------------------------------------------------------------------------------------------------------------------------
Derivatives(7)                   X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------

----------
(3) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.

(4) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.

(5) A Fund will not invest more than 15% (10% for Index Plus LargeCap, Index MidCap and Index Plus SmallCap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investor's Service, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality).

(6) Growth and Income, Balanced, and the Strategic Allocation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations
      (CMOs) and real estate mortgage investment conduits (REMICs).

(7) For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investments purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.

------------------------------------------------------------------------------------------------------------------------------------
                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
------------------------------------------------------------------------------------------------------------------------------------
Dealer Options (8)               X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Financial Futures                X        X      X        X         X       X         X        X           X           X         X
Contracts and Related
Options
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Options         X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Forward Currency Contracts       X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency         X        X      X        X         X       X         X        X           X           X         X
Contracts
------------------------------------------------------------------------------------------------------------------------------------
  INDEX-, CURRENCY-, AND         X        X      X        X         X       X         X        X           X           X         X
 EQUITY-LINKED SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Options on Futures (8)           X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Over the Counter                 X        X      X        X         X       X         X        X           X           X         X
Options (8)
------------------------------------------------------------------------------------------------------------------------------------
PUT AND CALL  OPTIONS (9)        X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Stock Index Options              X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Straddles                        X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
  Warrants                       X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
IPOs                             X        X      X        X         X       X         X        X           X           X         X
------------------------------------------------------------------------------------------------------------------------------------
Other Investment Companies       X        X      X        X         X       X         X        X           X           X         X
*****(ETFs)
------------------------------------------------------------------------------------------------------------------------------------
Private Funds                    X               X                                             X           X           X
------------------------------------------------------------------------------------------------------------------------------------

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(8) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Strategic Allocation Growth and 60% in the case of Strategic Allocation Balanced) at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

(9) Each fund except the Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments, Aeltus or AIC, in the case of Technology, believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

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                                                ING      ING       ING     ING                ING         ING         ING
                                               GROWTH   INDEX    INDEX    INDEX     ING    STRATEGIC   STRATEGIC   STRATEGIC   ING
                                ING      ING    AND      PLUS     PLUS     PLUS     SMALL  ALLOCATION  ALLOCATION  ALLOCATION  VALUE
 ASSET CLASSES/ INVESTMENT   BALANCED  GROWTH  INCOME  LARGECAP  MIDCAP  SMALLCAP  COMPANY  BALANCED     GROWTH      INCOME    OPP.
       TECHNIQUES              FUND     FUND    FUND     FUND     FUND     FUND     FUND      FUND        FUND        FUND     FUND
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Real Estate Securities(10)       X        X      X        X         X       X         X        X           X           X         X
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Restricted and Illiquid          X        X      X        X         X       X         X        X           X           X         X
Securities(10)
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TBA Sale Commitments             X        X      X        X         X       X         X        X           X           X         X
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Zero Coupon and                  X        X      X        X         X       X         X        X           X           X         X
Pay-In-Kind (11)
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  Supranational                  X        X      X        X         X       X         X        X           X           X         X
  Agencies(12)
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INVESTMENT TECHNIQUES
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Borrowing (13)                   X        X      X        X         X       X         X        X           X           X         X
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Lending of Portfolio(14)         X        X      X        X         X       X         X        X           X           X         X
Securities
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Repurchase Agreements(15)        X        X      X        X         X       X         X        X           X           X         X
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Reverse Repurchase               X               X                                             X           X           X
Agreements and
Dollar Rolls
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Securities, Interest Rate        X        X      X        X         X       X         X        X           X           X         X
and Currency Swaps
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Short Sales(16)                  X        X      X        X         X       X         X        X           X           X         X
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When-Issued Securities and       X        X      X        X         X       X         X        X           X           X         X
Delayed-Delivery
Transactions
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(10) A Fund will not invest more than 15% (Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to all Funds except Technology Fund, or AIC Asset Management, LLC (AIC), Sub-Adviser to Technology, shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.

(11) Each Fund may invest in zero coupon securities and all Funds may invest in pay-in-kind securities.

(12) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(13) Each fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.

(14) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(15) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

(16) A Fund will not, except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses.

      EQUITY INVESTMENTS; CONVERTIBLES

      COMMON AND PREFERRED STOCKS

      Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common Stock and Preferred Stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

      CONVERTIBLE SECURITIES

      A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

      SYNTHETIC CONVERTIBLE SECURITIES

      "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

      Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts
(GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

      Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

      Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

      A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE RELATED SECURITIES

      Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

SOVEREIGN DEBT SECURITIES

      Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

INTERNATIONAL DEBT SECURITIES

      International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

      Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

      Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

      Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

      Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

      Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

      GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

      GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

      GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

      GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

      GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

      Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

      The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

      Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

      GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. ING and ING Aeltus each does not believe that a Fund's net asset value or income will be adversely affected by the purchase of

GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

      High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by ING Aeltus.

      These securities include:

      (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;
      (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
      (c)   any securities convertible into any of the foregoing.

      Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or ING Aeltus seek to identify situations in which ING Investments or ING Aeltus believe that future developments will enhance the creditworthiness and the ratings of the issuer.

      Some of the risks associated with high-yield bonds include:

      Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

      Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

      Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

      Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

      Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, ING Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on ING Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

      The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

      Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

      CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

      CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

      Risks of Mortgage Related Investment Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

      Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

      Short-Term Municipal Obligations - These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

      Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      SAVINGS ASSOCIATION OBLIGATIONS

      The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

MUNICIPAL LEASE OBLIGATIONS

      Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

      Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

      Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

      Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

      Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

      Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

      Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

      The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

      The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

      DEALER OPTIONS Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.

This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

      FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

      A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

      Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

      The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

      When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

      Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or ING Aeltus' judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

      Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

      "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

      When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

      A Fund can buy and write (sell) options on futures contracts.

      Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

      The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      FOREIGN CURRENCY OPTIONS

      A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

      FORWARD FOREIGN CURRENCY CONTRACTS

      Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of ING Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, ING Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

      INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

      "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

         OPTIONS ON FUTURES

         A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

         OVER THE COUNTER OPTIONS

         The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

         OPTIONS ON FUTURES

         A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

         OVER THE COUNTER OPTIONS

         The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

         PUT AND CALL OPTIONS

         A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or ING Aeltus.

         The Funds will not write call options on when-issued securities. The Funds purchase call options on primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

         When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

         An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

         A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

         In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

         If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

         The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

         The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

         FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

         Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, ING Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

         Swap Transactions The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

         Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

         The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

            Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Exchange Traded Funds (ETFs).

         Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

         U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

         Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

         The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

         Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

         The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

         Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

         The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

         The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

         Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

         Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

         Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

         Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

         The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

GOVERNMENT TRUST CERTIFICATES

         Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

SUPRANATIONAL AGENCIES

         Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

         If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

         Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

           Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In order to enhance portfolio returns and manage prepayment risks the ING Balanced, Growth, Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

          Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES AGAINST THE BOX

           If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or ING Aeltus' determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

         In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                             Management of the Funds

Set forth in the table below is information about each Director/Trustee of the Funds and Portfolios.

------------------------------------------------------------------------------------------------------------------

                                                          Term of
      Name, Address and Age                              Office and
                                    Position(s) held     Length of      Principal Occupation(s) during the Past 5
                                       with Fund       Time Served(1)                     Years
------------------------------------------------------------------------------------------------------------------
Trustees who are "Interested
Person"
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J. Scott Fox(2)                    Director/Trustee    Since 1997      President and Chief Executive Officer
10 State House Square                                                  (April 2001 to present), Managing Director
Hartford, Connecticut 06107                                            and Chief Operating Officer (April 1994 to
Date of Birth: 02/01/1955                                              April 2001), Chief Financial Officer
                                                                       (April 1994 to July 2001), Aeltus
                                                                       Investment Management, Inc.; Executive
                                                                       Vice President (April 2001 to present),
                                                                       Director, Chief Operating Officer
                                                                       (February 1995 to present), Chief
                                                                       Financial Officer, Managing Director
                                                                       (February 1995 to April 2001), Aeltus
                                                                       Capital, Inc; Senior Vice President -
                                                                       Operations, Aetna Life Insurance and
                                                                       Annuity Company, March 1997 to December
                                                                       1997.
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                    Number of
                                  Portfolios in
      Name, Address and Age        Fund Complex
                                   overseen by       Other Directorships held by Director/Trustee
                                 Director/Trustee
----------------------------------------------------------------------------------------------------
Trustees who are "Interested
Person"
----------------------------------------------------------------------------------------------------
J. Scott Fox(2)                  104                 Mr. Fox serves as director of the board of IPC
10 State House Square                                Financial Network, Inc.
Hartford, Connecticut 06107
Date of Birth: 02/01/1955
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                                          Term of
      Name, Address and Age                              Office and
                                    Position(s) held     Length of      Principal Occupation(s) during the Past 5
                                       with Fund       Time Served(1)                     Years
------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney(3)             Director/Trustee    February 2001   Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                           - Present       Financial Services (September 2001 -
Scottsdale, Arizona 85258                                              Present); General Manager and Chief
Date of Birth05/05/1956                                                Executive Officer, ING U.S. Worksite
                                                                       Financial Services (December 2000 -
                                                                       Present); Member, ING Americas Executive
                                                                       Committee (2001 - Present); President,
                                                                       Chief Executive Officer and Director of
                                                                       Northern Life Insurance Company (March
                                                                       2001 - October 2002), ING Aeltus Holding
                                                                       Company, Inc. (2000 - Present), ING Retail
                                                                       Holding Company (1998 - Present), ING Life
                                                                       Insurance and Annuity Company (September
                                                                       1997 - Present) and ING Retirement
                                                                       Holdings, Inc. (1997 - Present).
                                                                       Formerly, General Manager and Chief
                                                                       Executive Officer, ING Worksite Division
                                                                       (December 2000 - October 2001), President,
                                                                       ING-SCI, Inc. (August 1997 - December
                                                                       2000); President, Aetna Financial Services
                                                                       (August 1997 - December 2000); Head of
                                                                       National Accounts, Core Sales and
                                                                       Marketing, Aetna U.S. Healthcare (April
                                                                       1996 - March 1997).
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                   Number of
                                 Portfolios in
      Name, Address and Age       Fund Complex
                                  overseen by       Other Directorships held by Director/Trustee
                                Director/Trustee
---------------------------------------------------------------------------------------------------
Thomas J. McInerney(3)          161                 Director, Hemisphere, Inc.; Trustee, ING
7337 E. Doubletree Ranch Rd.                        Investor's Trust; Director, Equitable Life
Scottsdale, Arizona 85258                           Insurance Co., Golden American Life Insurance
Date of Birth05/05/1956                             Co., Life Insurance Company of Georgia,
                                                    Midwestern United Life Insurance Co.,
                                                    ReliaStar Life Insurance Co., Security Life of
                                                    Denver, Security Connecticut Life Insurance
                                                    Co., Southland Life Insurance Co., USG Annuity
                                                    and Life Company, and United Life and Annuity
                                                    Insurance Co. Inc; Trustee, Ameribest Life
                                                    Insurance Co., (2001-2003); Trustee, First
                                                    Columbine Life Insurance Co., (2001-2002);
                                                    Member of the Board, National Commission on
                                                    Retirement Policy, Governor's Council on
                                                    Economic Competitiveness and Technology of
                                                    Connecticut, Connecticut Business and Industry
                                                    Association, Bushnell; Connecticut Forum;
                                                    Metro Hartford Chamber of Commerce; and is
                                                    Chairman, Concerned Citizens for Effective
                                                    Government.
---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                                          Term of
      Name, Address and Age                              Office and
                                    Position(s) held     Length of      Principal Occupation(s) during the Past 5
                                       with Fund       Time Served(1)                     Years
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES

ALBERT E. DEPRINCE, JR.            Trustee             June 1998 -     Director, Business and Economic Research
3029 St. Johns Drive                                   Present         Center, August 1999 to present, and
Murfreesboro, Tennessee 37129                                          Professor of Economics and Finance, Middle
Date of Birth: 04/24/1941                                              Tennessee State University, August 1991 to
                                                                       present.
-------------------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI                  Trustee             April 1994 -    Associate Commissioner for Contract
325 Piermont Road                                      Present         Management, Health Services, New York City
Closter, New Jersey 07624                                              Department of Mental Health, Mental
Date of Birth: 09/07/1943                                              Retardation and Alcohol Services July 1973
                                                                       to October 2002.
-------------------------------------------------------------------------------------------------------------------
SIDNEY KOCH                        Trustee             April 1994 -    Financial Adviser, self-employed, January
455 East 86th Street                                   Present         1993 to present.
New York, New York 10028
Date of Birth: 04/22/1935
-------------------------------------------------------------------------------------------------------------------
CORINE T. NORGAARD                 Trustee             June 1991 -     Dean of the Barney School of Business,
556 Wormwood Hill                                      Present         University of Hartford, August 1996 to
Mansfield Center, Connecticut                                          present.
06250
Date of Birth: 06/20/1937
-------------------------------------------------------------------------------------------------------------------
EDWARD T. O'DELL                   Trustee             June 2002 -     Formerly, Partner/Chairman, Financial
7337 E. Doubletree Ranch Rd.                           Present         Service Group, Goodwin Proctor LLP (June
Scottsdale, Arizona 85258                                              1966 to September 2000); Chairman,
Date of Birth: 11/26/1935                                              Committee I - International Bar
                                                                       Association (1995 to 1999).
-------------------------------------------------------------------------------------------------------------------
JOSEPH E. OBERMEYER (4)            Trustee             January 2003    President, Obermeyer & Associates, Inc.
9909 NE 4th Avenue Rd.                                 - Present       (November 1999 to present) and Senior
Miami Shores, FL 33138                                                 Manager, Arthur Anderson, LLP (1995 -
Date of Birth: 10/24/1957                                              October 1999).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                       Number of
                                     Portfolios in
      Name, Address and Age           Fund Complex
                                      overseen by       Other Directorships held by Director/Trustee
                                    Director/Trustee
-------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES

ALBERT E. DEPRINCE, JR.             54                  None
3029 St. Johns Drive
Murfreesboro, Tennessee 37129
Date of Birth: 04/24/1941

-------------------------------------------------------------------------------------------------------
MARIA T. FIGHETTI                   54                  None
325 Piermont Road
Closter, New Jersey 07624
Date of Birth: 09/07/1943

-------------------------------------------------------------------------------------------------------
SIDNEY KOCH                         54                  None
455 East 86th Street
New York, New York 10028
Date of Birth: 04/22/1935
-------------------------------------------------------------------------------------------------------
CORINE T. NORGAARD                  54                  Director/Trustee, Mass Mutual Corporate
556 Wormwood Hill                                       Investors
Mansfield Center, Connecticut
06250
Date of Birth: 06/20/1937
-------------------------------------------------------------------------------------------------------
EDWARD T. O'DELL                    54                  None
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 11/26/1935

-------------------------------------------------------------------------------------------------------
JOSEPH E. OBERMEYER (4)             54                  None
9909 NE 4th Avenue Rd.
Miami Shores, FL 33138
Date of Birth: 10/24/1957
-------------------------------------------------------------------------------------------------------

         Directors/Trustees serve until their successors are duly elected and qualified.

         Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING Aeltus

         Investment Management, Inc, an affiliate of ING Investments, LLC.

         Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

         Mr. Obermeyer was elected to the Board on January 1, 2003.

OFFICERS

         Information about the ING Funds' officers are set forth in the table below:

--------------------------------------------------------------------------------------------------------------------
Name, Address and Age                 Positions Held with the Fund  Term of Office and Length of Time Served (1)(2)
--------------------------------------------------------------------------------------------------------------------
James M. Hennessy                     President, Chief Executive    March 2002 - Present
7337 E. Doubletree Ranch Rd.          Officer and Chief Operating  (For the ING Funds)
Scottsdale, Arizona 85258             Officer
Date of Birth:  04/09/1949
                                      President, Chief Executive    February 2001 - March 2002
                                      Officer and Chief Operating  (For the Pilgrim Funds)
                                      Officer

                                      Chief Operating Officer       June 2000 - February 2001
                                                                    (For the Pilgrim Funds)






--------------------------------------------------------------------------------------------------------------------
Michael J. Roland                     Executive Vice President,     March 2002 - Present
7337 E. Doubletree Ranch Rd.          Assistant Secretary and       (For the ING Funds)
Scottsdale, Arizona 85258             Principal Financial Officer
Date of Birth:  05/30/1958
                                      Senior Vice President and     June 1998 - March 2002
                                      Principal Financial Officer   (For the Pilgrim Funds)

                                      Chief Financial Officer       December 2002 - Present
                                                                    (For the IPI Funds)


--------------------------------------------------------------------------------------------------------------------
Stanley D. Vyner                      Executive Vice President      March 2002 - Present
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Name, Address and Age            Principal Occupation(s) During the Last Five Years (3)
-------------------------------------------------------------------------------------------------
James M. Hennessy                President and Chief Executive Officer, ING Capital
7337 E. Doubletree Ranch Rd.     Corporation, LLC, ING Funds Services, LLC, ING Advisors, Inc.,
Scottsdale, Arizona 85258        ING Investments, LLC, Lexington Funds Distributor, Inc.,
Date of Birth:  04/09/1949       Express America T.C., Inc. and EAMC Liquidation Corp.
                                 (December 2001 - Present);  Executive Vice President and Chief
                                 Operating Officer and ING Funds Distributor, LLC (June 2000 -
                                 Present). Formerly, Executive Vice President and Chief
                                 Operating Officer, ING Quantitative  Management, Inc. (October
                                 2001 - September  2002), Senior Executive Vice President (June
                                 2000 -  December  2000) and Secretary (April  1995 - December
                                 2000), ING Capital Corporation, LLC, ING Funds Services, LLC,
                                 ING Investments, LLC, ING  Advisors, Inc., Express America
                                 T.C., Inc. and EAMC Liquidation Corp.; Executive Vice
                                 President, ING Capital Corporation, LLC and its  affiliates
                                 (May 1998 - June 2000); and Senior Vice President, ING Capital
                                 Corporation, LLC and its affiliates (April 1995 - April 1998).
-------------------------------------------------------------------------------------------------
Michael J. Roland                Executive Vice President, Chief Financial Officer and
7337 E. Doubletree Ranch Rd.     Treasurer, ING Funds Services, LLC, ING Funds Distributor,
Scottsdale, Arizona 85258        LLC, ING Advisors, Inc., ING Investments, LLC, Inc., Lexington
Date of Birth:  05/30/1958       Funds  Distributor, Inc.,  Express America T.C., Inc. and EAMC
                                 Liquidation Corp. (December  2001  -  Present). Formerly,
                                 Executive Vice President, Chief Financial Officer and
                                 Treasurer ING Quantitative Management (December 2001  -
                                 September 2002), Senior Vice President, ING Funds Services,
                                 LLC, ING Investments, LLC and ING Funds Distributor, LLC (June
                                 1998 - December 2001) and Chief Financial Officer of Endeavor
                                 Group (April 1997 - June 1998).
-------------------------------------------------------------------------------------------------
Stanley D. Vyner                 Executive Vice President, ING Advisors, Inc. and ING
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Address and Age                 Positions Held with the Fund  Term of Office and Length of Time Served (1)(2)
--------------------------------------------------------------------------------------------------------------------
7337 E. Doubletree Ranch Rd.                                        (For the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  05/14/1950            Executive Vice President      July 1996 - March 2002
                                                                    (For the international
                                                                    Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Robert S. Naka                        Senior Vice President and     March 2002 - Present
7337 E. Doubletree Ranch Rd.          Assistant Secretary           (For the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  06/17/1963            Senior Vice President and     November 1999 - March 2002
                                      Assistant Secretary           (For the Pilgrim Funds)

                                      Assistant Secretary           July 1996 - November 1999
                                                                    (For the Pilgrim Funds)



--------------------------------------------------------------------------------------------------------------------
Kimberly A. Anderson                  Vice President and Secretary  March 2002 - Present
7337 E. Doubletree Ranch Rd.                                        (For the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  07/25/1964                                          February 2001 - March 2002
                                                                    (For the Pilgrim Funds)



--------------------------------------------------------------------------------------------------------------------
Robyn L. Ichilov                      Vice President and Treasurer  March 2002 - Present
7337 E. Doubletree Ranch Rd.                                        (For the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  09/25/1967            Vice President and Treasurer  May 1998 - March 2002
                                                                    (For the Pilgrim Funds)

                                      Vice President                November 1997 - May 1998
                                                                    (For the Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Lauren D. Bensinger                   Vice President                March 2003 - Present
7337 E. Doubletree Ranch Rd.                                        (For the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  02/06/1954

--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Name, Address and Age              Principal Occupation(s) During the Last Five Years (3)
---------------------------------------------------------------------------------------------------
7337 E. Doubletree Ranch Rd.       Investments, LLC (July  2000 - Present) and Chief Investment
Scottsdale, Arizona 85258          Officer of the International Portfolios, ING Investments, LLC
Date of Birth:  05/14/1950         (July  1996  -  Present). Formerly, President and Chief
                                   portfolios of the Executive Officer, ING Investments, LLC (August
                                   1996 - August 2000).
---------------------------------------------------------------------------------------------------
Robert S. Naka                     Senior Vice President and Assistant Secretary, ING Funds
7337 E. Doubletree Ranch Rd.       Services, LLC, ING Funds Distributor,  LLC, ING Advisors, Inc.,
Scottsdale, Arizona 85258          ING Capital Corporation, LLC, ING Investments, LLC (October
Date of Birth:  06/17/1963         2001  -  Present) and Lexington Funds Distributor, Inc.
                                   (December  2001 - Present). Formerly, Senior Vice President
                                   and Assistant  Secretary, ING  Quantitative  Management,  Inc.
                                   (October 2001  -  September 2002), Vice President, ING
                                   Investments, LLC (April  1997  -  October 1999), ING Funds
                                   Services, LLC (February 1997 - August 1999) and Assistant Vice
                                   President, ING Funds Services, LLC (August  1995 - February
                                   1997).
---------------------------------------------------------------------------------------------------
Kimberly A. Anderson               Vice President and Secretary, ING Funds Services, LLC, ING
7337 E. Doubletree Ranch Rd.       Funds Distributor, LLC, ING Advisors, Inc., ING Investments,
Scottsdale, Arizona 85258          LLC (October 2001 - Present) and Lexington  Funds Distributor,
Date of Birth:  07/25/1964         Inc. (December 2001 - Present). Formerly, Vice President, ING
                                   Quantitative Management, Inc. (October 2001 - September 2002);
                                   Assistant Vice President, ING Funds  Services, LLC (November
                                   1999 - January 2001) and has held various other positions with
                                   ING Funds Services, LLC for more than the last five years.
---------------------------------------------------------------------------------------------------
Robyn L. Ichilov                   Vice President, ING Funds Services, LLC (October 2001  -
7337 E. Doubletree Ranch Rd.       Present) and ING Investments, LLC (August 1997 - Present);
Scottsdale, Arizona 85258          Accounting Manager, ING Investments, LLC (November 1995 -
Date of Birth:  09/25/1967         Present).




---------------------------------------------------------------------------------------------------
Lauren D. Bensinger                Vice President and Chief Compliance Officer, ING Funds
7337 E. Doubletree Ranch Rd.       Distributor, LLC. (July 1995  -  Present); Vice President
Scottsdale, Arizona 85258          (February  1996  -  Present) and Chief Compliance Officer
Date of Birth:  02/06/1954         (October 2001 - Present) ING Investments,  LLC; Vice President
                                   and Chief Compliance Officer, ING Advisors,  Inc. (July 2000 -
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Name, Address and Age                 Positions Held with the Fund  Term of Office and Length of Time Served (1)(2)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------
Maria M. Anderson                     Assistant Vice President      April 2002 - Present
7337 E. Doubletree Ranch Rd.                                        (For certain ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  05/29/1958                                          March 2002 - April 2002
                                                                    (For certain ING Funds)

                                                                    August 2001 - March 2002
                                                                    (For the Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Todd Modic                            Assistant Vice President      April 2002 - Present
7337 E. Doubletree Ranch Rd.                                        (For certain ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  11/03/1967                                          March 2002 - Present
                                                                    (For certain ING Funds)

                                                                    August 2001 - March 2002
                                                                    (For the Pilgrim Funds)
--------------------------------------------------------------------------------------------------------------------
Sue Kinens                            Assistant Vice President      March 2003 - Present
7337 E. Doubletree Ranch Rd.          and Assistant Secretary       (For the ING Funds)
Scottsdale, Arizona 85258
Date of Birth:  12/31/1976
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Name, Address and Age           Principal Occupation(s) During the Last Five Years (3)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                Present), Vice President and Chief  Compliance  Officer, ING
                                Quantitative Management, Inc. (July 2000 - September 2002),
                                and Vice President, ING Fund Services, LLC (July 1995 -
                                Present).
------------------------------------------------------------------------------------------------
Maria M. Anderson               Assistant Vice President, ING Funds Services, LLC (October
7337 E. Doubletree Ranch Rd.    2001 -  Present). Formerly, Manager of Fund Accounting and
Scottsdale, Arizona 85258       Fund Compliance, ING Investments, LLC (September 1999  -
Date of Birth:  05/29/1958      November 2001); Section Manager of Fund Accounting, Stein Roe
                                Mutual Funds (July  1998  -  August 1999); and  Financial
                                Reporting Analyst, Stein Roe Mutual Funds (August 1997 - July
                                1998).
------------------------------------------------------------------------------------------------
Todd Modic                      Director of Financial Reporting, ING Investments, LLC (March
7337 E. Doubletree Ranch Rd.    2001 - Present). Formerly, Director of Financial Reporting,
Scottsdale, Arizona 85258       Axient Communications, Inc. (May  2000 -  January  2001) and
Date of Birth:  11/03/1967      Director of Finance, Rural/Metro Corporation (March 1995 - May
                                2000).
------------------------------------------------------------------------------------------------
Sue Kinens                      Assistant Vice President and Assistant Secretary, ING Funds
7337 E. Doubletree Ranch Rd.    Services, LLC (December 2002 - Present); and has held various
Scottsdale, Arizona 85258       other positions with ING Funds Services, LLC for the last five
Date of Birth:  12/31/1976      years.
------------------------------------------------------------------------------------------------

(1) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

         On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the ING fund complex and the name of the fund complex name changed to "ING Funds."

         The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
LLC)

ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim Investments, LLC)

ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim Investments, LLC)

ING Pilgrim Investments, LLC (February 2001 - formed)

ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)

Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.)

Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America Investments, Inc.)

Pilgrim America Investments, Inc. (April 1995 - name changed from Newco Advisory Corporation)

Newco Advisory Corporation (December 1994 - incorporated)

** Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING Funds Distributor, LLC. (October 2002)

ING Funds Distributor, Inc. (October 2002 - merged into ING Funds Distributor,
LLC)

ING Funds Distributor, LLC (October 2002 - formed)

ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)

Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
Inc.)

Pilgrim Securities, Inc. (October 1998 - name changed from Pilgrim America Securities, Inc.)

Pilgrim America Securities, Inc. (April 1995 - name changed from Newco Distributors Corporation)

Newco Distributors Corporation (December 1994 -incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)

ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington Management Corporation)

ING Lexington Management Corporation (October 2000 - name changed from Lexington Management Corporation)

Lexington Management Corporation (December 1996 - incorporated)

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)

ING Pilgrim Group, LLC (February 2001 - formed)

ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group, Inc.)

Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group, Inc.)

Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group, Inc.)

Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group, Inc.)

Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings Management Corporation)

Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
    Corporation, LLC)

ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim Capital Corporation, LLC)

ING Pilgrim Capital Corporation, LLC (February 2001 - formed)

ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim Capital Corporation)

Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim Holdings Corporation)

Pilgrim Holdings Corporation (October 1999 - name changed from Northstar Holdings, Inc.)

Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
Corporation)

Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America Capital Corporation)

Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital Corporation)

Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Quantitative Management, Inc. (September 2002 - Dissolved)

ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim Quantitative Management, Inc.)

ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from Market Systems Research Advisors)

Market Systems Research Advisors, Inc. (November 1986 - incorporated)

BOARD OF DIRECTORS

      The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

      The Board has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the calendar year ended December 31, 2002.

      The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held two (2) meetings during the calendar year ended December 31, 2002.

The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the calendar year ended December 31, 2002.

The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held fifteen (15) meetings during the calendar year ended December 31, 2002.

DIRECTOR OWNERSHIP OF SECURITIES

      Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                                  AGGREGATE DOLLAR
                                                                                                                  RANGE OF EQUITY
                                                                                                                   SECURITIES IN
                                                                                                                   ALL REGISTERED
  NAME OF DIRECTOR                     DOLLAR RANGE OF EQUITY SECURITIES IN SERIES OF THE COMPANY               INVESTMENT COMPANIES
                                                (INCLUDING SERIES OTHER THAN THE FUNDS)                         OVERSEEN BY DIRECTOR
                                                        AS OF DECEMBER 31, 2002                                     IN FAMILY OF
                                                                                                                INVESTMENT COMPANIES
--------------------------  ----------------------------------------------------------------------------------  --------------------
                                                                 Index       Index       Index
                                          Small                   Plus        Plus        Plus       Money
                              Growth     Company   Technology   LargeCap     MidCap     SmallCap     Market
                               Fund       Fund        Fund        Fund        Fund        Fund        Fund
                            ----------  ---------  ----------  ----------  ----------  ----------  -----------

INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.        None     $10,001 -     None     $50,001 -   $10,001 -   $10,001 -      None      Over $100,000
                                        $50,000(*)             $100,000    $50,000(*)  $50,000(*)                       (*)
                                                                  (*)


Maria T. Fighetti              None       None        None     $50,001 -      None        None        None            $50,001 -
                                                               $100,000                                               $100,000
                                                                  (*)                                                    (*)

David L. Grove(1)              None       None        None        Over        None        None        None              Over
                                                               $100,000                                               $100,000
                                                                  (*)                                                    (*)

Sidney Koch                    None       None        None        $1 -        None        None        None              $1 -
                                                               $10,000                                                 $10,000

Edward T. O'Dell(2)            None       None        None        None     $10,001 -   $10,001 -      None            $50,001 -
                                                                          $50,000(*)   $50,000(*)                    $100,000(*)

Corine T. Norgaard             None       None        None        None        None        None        None              None

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox                   Over       Over      $10,001 -  $10,001 -      None        None        None              Over
                             $100,000   $100,000    $50,000     $50,000                                               $100,000

Thomas McInerney               $1 -     $10,001 -     None     $50,001 -      None        None        None            $50,001 -
                             $10,000     $50,000                $100,000                                              $100,000

      (*)   Held in a deferred compensation account.

(1)   David L.Grove resigned from the Board effective March 31, 2003.
(2)   Edward T. O'Dell became a Director on June 1, 2002.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

      Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of December 31, 2002 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------  ----------------       -------         --------------       ----------     -------------
Albert E. DePrince, Jr.            N/A               N/A                N/A                 $0              N/A
Maria T. Fighetti                  N/A               N/A                N/A                 $0              N/A
David L. Grove(1)                  N/A               N/A                N/A                 $0              N/A
Sidney Koch                        N/A               N/A                N/A                 $0              N/A
Corine T. Norgaard                 N/A               N/A                N/A                 $0              N/A
Edward T. O'Dell(2)                N/A               N/A                N/A                 $0              N/A
Joseph Obermeyer(3)                N/A               N/A                N/A                 $0              N/A

(1)   David L. Grove resigned from the Board effective March 31, 2003.
(2)   Edward T. O'Dell became a Director on June 1, 2002.
(3)   Joseph Obermeyer became a Director on January 1, 2003.


COMPENSATION OF DIRECTORS

      During the fiscal year of the Funds ended May 31, 2003, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended May 31, 2003, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                           PENSION OR
                                                                           RETIREMENT
               NAME OF PERSON                                           BENEFITS ACCRUED    TOTAL COMPENSATION FROM
                  POSITION                    AGGREGATE COMPENSATION    AS PART OF FUND      THE COMPANY AND FUND
                                                 FROM THE COMPANY           EXPENSES       COMPLEX PAID TO DIRECTORS
------------------------------------------    ----------------------    ----------------   -------------------------
Albert E. DePrince, Jr.*                              [_____]                 N/A                   [_____]
Director

Maria T. Fighetti*                                    [_____]                 N/A                   [_____]
Director, Chairman Audit Committee**

David L. Grove(1)                                     [_____]                 N/A                   [_____]
Director

Sidney Koch                                           [_____]                 N/A                   [_____]
Director, Chairman Contract Committee

Corine Norgaard                                       [_____]                 N/A                   [_____]
Director, Chairman Audit Committee

Joseph E. Obermeyer                                   [_____]                 N/A                   [_____]
Director

Edward T. O'Dell*(2)                                  [____]                  N/A                   [____]
Director

Richard G. Scheide ***                                [_____]                 N/A                   [_____]
Director

      (1)   David L. Grove resigned from the Board effective March 31, 2003.
      (2)   Edward T. O'Dell became a Director on June 1, 2002.

      * During the fiscal year ended May 31, 2003, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $[____], [____], [____], and [____], respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

      ** Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001

      ***   Mr. Scheide retired as Director effective May 31, 2002.

      The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the following series of the Fund as of [ ], 2003:

                                                                 CLASS AND TYPE              PERCENTAGE OF     PERCENTAGE OF
       FUND                             ADDRESS                   OF OWNERSHIP                   CLASS             FUND
---------------------     -----------------------------------   ----------------             -------------     -------------
                          ING NATIONAL TRUST                    Class A
                          ATTN GORDON ELROD                     Beneficial Owner
                          151 FARMINGTON AVE                                                      [ ]%              [ ]%
                          HARTFORD CT  06155-0001

                          ING LIFE INSURANCE AND ANNUITY CO     Class A
                          151 FARMINGTON AVE                    Beneficial Owner                  [ ]%              [ ]%
                          HARTFORD CT 06156-0001
                          WILMINGTON TRUST COMP TR FBO
                          SCHURMAN FINE PAPERS RET PLAN
                          SAV 401K A/C 58513-0
                          C/O MUTUAL FUNDS
                          PO BOX 8971                           Class A
ING Balanced Fund         WILMINGTON DE  19899-8971             Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                    Class A
ING Growth and Income     HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                                                                 CLASS AND TYPE              PERCENTAGE OF     PERCENTAGE OF
       FUND                             ADDRESS                   OF OWNERSHIP                   CLASS             FUND
---------------------     -----------------------------------   ----------------             -------------     -------------
                          MAC & CO AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS
                          PO BOX 3198                           Class I
                          PITTSBURGH PA  15230-3198             Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                    Class I
ING Growth and Income     HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN: GORDON ELROD
                          151 FARMINGTON AVE                    Class A
ING Growth Fund           HARTFORD CT                           Beneficial Owner                  [ ]%              [ ]%

                          MAC & CO AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS DEPT
                          PO BOX 3198                           Class I
                          PITTSBURGH PA  15230-3198             Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                    Class I
ING Growth Fund           HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
ING Index Plus LargeCap   151 FARMINGTON AVE                    Class A
Fund                      HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          151 FARMINGTON AVE
ING Index Plus MidCap     CENTRAL VALUATION UNIT-TN41           Class A
Fund                      HARTFORD CT 06101-5900                Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          151 FARMINGTON AVE
ING Index Plus SmallCap   CENTRAL VALUATION UNIT-TN41           Class A
Fund                      HARTFORD CT 06101-5900                Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
ING Strategic             ATTN GORDON ELROD
Allocation Balanced       151 FARMINGTON AVE                    Class A
Fund (Crossroads)         HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                                                                 CLASS AND TYPE              PERCENTAGE OF     PERCENTAGE OF
       FUND                             ADDRESS                   OF OWNERSHIP                   CLASS             FUND
---------------------     -----------------------------------   ----------------             -------------     -------------
                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          MAC & CO
                          AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS DEPT
                          PO BOX 3198                           Class I
                          PITTSBURGH PA  15230-3198             Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
ING Strategic             ATTN GORDON ELROD
Allocation Balanced       151 FARMINGTON AVE                    Class I
Fund (Crossroads)         HARTFORD CT  06155-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                    Class A
                          HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO MARGARET R SMITH
                          CONVERSION ROTH IRA
                          6240 TAYLOR                           Class B
                          GROVES TX  77619-5678                 Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO EDWARD H NEIMAN IRA
                          4903 N ARIZONA RD                     Class B
                          APACHE JUNCTION AZ  85219-9420        Beneficial Owner                  [ ]%              [ ]%

                          H&R BLOCK FINANCIAL ADVISORS
                          A/C 1760-6741
                          DIME BUILDING
                          719 GRISWOLD ST STE 1700              Class B
                          DETROIT MI  48226-3330                Beneficial Owner                  [ ]%              [ ]%

                          H&R BLOCK FINANCIAL ADVISORS
                          A/C 1760-6830 DIME BUILDING
                          719 GRISWOLD ST STE 1700              Class B
                          DETROIT MI  48226-3330                Beneficial Owner                  [ ]%              [ ]%

                          NFSC FEBO # 0LJ-004022
                          NFS/FMTC IRA FBO S DANIEL PONCE
ING Strategic             C/O WALLACE BAUMAN
Allocation Growth Fund    1200 BRICKELL AVE STE 1720            Class B
(Ascent)                  MIAMI FL  33131-3257                  Beneficial Owner                  [ ]%              [ ]%

                          PERSHING LLC
                          P.O. BOX 2052
                          JERSEY CITY NJ                        Class C
                          07303-2052                            Beneficial Owner                  [ ]%              [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                         Class C
                          JERSEY CITY NJ  07303-2052            Beneficial Owner                  [ ]%              [ ]%

                                                                 CLASS AND TYPE              PERCENTAGE OF     PERCENTAGE OF
       FUND                             ADDRESS                   OF OWNERSHIP                   CLASS             FUND
---------------------     -----------------------------------   ----------------             -------------     -------------
                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          MAC & CO
                          AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS DEPT
                          PO BOX 3198                           Class I
                          PITTSBURGH PA  15230-3198             Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
ING Strategic             ATTN GORDON ELROD
Allocation Growth Fund    151 FARMINGTON AVE                    Class I
(Ascent)                  HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
ING Strategic             ATTN GORDON ELROD
Allocation Income Fund    151 FARMINGTON AVE                    Class A
(Legacy)                  HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          AFS CENTRAL VALUATION UNIT
                          ATTN GORDON ELROD TN41
                          151 FARMINGTON AVE                    Class A
                          HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
                          151 FARMINGTON AVE                    Class A
ING Technology Fund       HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          151 FARMINGTON AVE
                          CENTRAL VALUATION UNIT-TN41           Class A
                          HARTFORD CT 06101-5900                Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
ING Value Opportunity     151 FARMINGTON AVE                    Class A
Fund                      HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

      As [ ], 2003, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          STATE STREET BK & TR CO CUST
                          IRA R/O PATRICK D WAGNER
                          1063 DUNCAN SHORES DR                 Class C
ING Balanced Fund         CHEBOYGAN MI  49721-2312              Beneficial Owner                  [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          MAC & CO AEOF 1956432
                          MELLON BANK NA
                          MUTUAL FUNDS
                          PO BOX 3198                           Class I
                          PITTSBURGH PA  15230-3198             Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD  CT  06156-0001              Beneficial Owner                  [ ]%              [ ]%


                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                    Class I
ING Balanced Fund         HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                    Class A
ING Growth and Income     HARTFORD CT  06156-5900               Beneficial Owner                  [ ]%              [ ]%

                          FIRST CLEARING CORP
                          A/C 4712-7951
                          MARK E KELLY IRA
                          FCC CUST
                          4267 GRUBSTAKE CIR                    Class B
ING Growth and Income     RENO NV  89509-2900                   Beneficial Owner                  [ ]%              [ ]%

                          STIFEL NICOLAUS & CO INC
                          A/C 1281-8987
                          ALBERT O BAIM &
                          501 N BROADWAY                        Class B
ING Growth and Income     SAINT LOUIS MO  63102-2131            Beneficial Owner                  [ ]%              [ ]%

                          MAC & CO
                          AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS
                          PO BOX 3198                           Class I
                          PITTSBURGH PA  15230-3198             Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          ATTN VALUATION UNIT-TN41
                          151 FARMINGTON AVE                    Class I
                          HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
ING Index Plus            151 FARMINGTON AVE                    Class I
LargeCap Fund             HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                          JOHN SHANHOLT &
                          GAIL E KERN JTWROS
                          PO BOX 851                            Class O
ING Index Plus            EAST HAMPTON NY  11937-0701           Shareholder                       [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          MLPF & S FOR THE SOLE BENEFIT
                          OF THE CUSTOMERS
                          ATTN: FUND ADMINISTRATION
ING Index Plus MidCap     4800 DEER LAKE DR EAST 3RD FLOOR      Class B
Fund                      JACKSONVILLE FL  32246-6484           Beneficial Owner                  [ ]%              [ ]%

                          MLPF&S FOR THE SOLE BENEFIT OF
                          ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION 97262
ING Index Plus MidCap     4800 DEER LAKE DR EAST 2RD FL         Class C
Fund                      JACKSONVILLE FL  32246-6484           Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
ING Index Plus MidCap     151 FARMINGTON AVE                    Class I
Fund                      HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                          JOHN SHANHOLT &
                          GAIL E KERN JTWROS
ING Index Plus MidCap     PO BOX 851                            Class O
Fund                      EAST HAMPTON NY  11937-0701           Shareholder                       [ ]%              [ ]%

                          MLPF&S FOR THE SOLE BENEFIT OF
                          ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION 97PA3
                          4800 DEER LAKE DR EAST 2RD FL         Class B
                          JACKSONVILLE FL  32246-6484           Beneficial Owner                  [ ]%              [ ]%

                          WILMINGTON TRUST CO TR FBO
                          CATHAY BANCORP INC 401K PSP
                          A/C 58518-0
                          C/O MUTUAL FUNDS
ING Index Plus            PO BOX 8971                           Class B
SmallCap Fund             WILMINGTON DE  19899-8971             Beneficial Owner                  [ ]%              [ ]%

                          MLPF&S FOR THE SOLE BENEFIT OF
                          ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION 97PA3
ING Index Plus            4800 DEER LAKE DR EAST 2RD FL         Class B
SmallCap Fund             JACKSONVILLE FL  32246-6484           Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO JOHN D STIEFEL
                          ROTH CONVERSION IRA
                          19 SAGE ROAD                          Class I
                          WETHERSFIELD CT  06109-4057           Beneficial Owner                  [ ]%            . [ ]%

                          JOHN P MCCRORY &
                          NANCY MCCRORY JTWROS
                          439 SIMSBURY RD                       Class I
                          BLOOMFIELD CT  06002-2244             Shareholder                       [ ]%              [ ]%

                          HAROLD F HICKS
ING Index Plus            486 PARK PLACE                        Class I
SmallCap Fund             NATCHEZ MS  39120-3948                Shareholder                       [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          ING INVESTMENTS LLC
                          DEFERRED COMPENSATION PLAN
                          FBO ALBERT DEPRINCE
                          ATTN ROBYN ICHILOV
                          7337 E DOUBLETREE RANCH RD            Class I
                          SCOTTSDALE AZ  85258-2034             Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO ALBERT E DEPRINCE JR
                          ROLLOVER IRA
                          3029 ST JOHNS DR                      Class I
                          MURFREESBORO TN  37129-5835           Beneficial Owner                  [ ]%              [ ]%

                          NFSC FEBO  # WS5-011541
                          HOLLY L CARMICHAEL
                          5096 SELINDA WAY                      Class I
                          LOS GATOS CA  95032-2800              Beneficial Owner                  [ ]%              [ ]%

                          ING INVESTMENTS LLC
                          DEFERRED COMPENSATION PLAN FBO
                          EDWARD T ODELL
                          ATTN ROBYN ICHILOV
                          7337 E DOUBLETREE RANCH RD            Class I
                          SCOTTSDALE AZ  85258-2034             Beneficial Owner                  [ ]%              [ ]%

                          JOHN SHANHOLT &
                          GAIL E KERN JTWROS
                          PO BOX 851                            Class O
                          EAST HAMPTON NY  11937-0701           Shareholder                       [ ]%              [ ]%

                          MATT LEWIS &
                          SALLY LEWIS JTWROS
ING Index Plus            2 FARRAGUT PL                         Class O
SmallCap Fund             AMITYVILLE NY  11701-3703             Shareholder                       [ ]%              [ ]%

                          SWEBAK & CO C/O AMCORE
                          INVESTMENT
                          GROUP NA
                          PO BOX 4599                           Class A
                          ROCKFORD IL  61110-4599               Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
                          151 FARMINGTON AVE                    Class A
                          HARTFORD CT  06101-5900               Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
                          151 FARMINGTON AVE                    Class A
ING Small Company Fund    HARTFORD CT  06156-0001               Beneficial Owner                  [ ]%              [ ]%

                          HELEN SEGAL LIVING TRUST
                          HELEN SEGAL & RENA SEGAL TTEES
                          UAD 10/15/97
                          136 DAVIDSON MILL ROAD                Class B
ING Small Company Fund    N BRUNSWICK NJ  08902-4747            Shareholder                       [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          MLPF&S FOR THE SOLE BENEFIT OF
                          ITS CUSTOMERS
                          ATTN FUND ADMINISTRATION 97262
ING Small Company         4800 DEER LAKE DR EAST 2RD FL         Class C
Fund                      JACKSONVILLE FL 32246-6484            Beneficial Owner                  [ ]%              [ ]%

                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD CT 06156-0001                Beneficial Owner                  [ ]%              [ ]%

                          MAC & CO AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS
                          PO BOX 3198                           Class I
                          PITTSBURGH PA 15230-3198              Beneficial Owner                  [ ]%              [ ]%

                          KEY BANK CO
                          THE PARKER HANNIFIN RETIREMENT
                          SAVINGS PLAN
                          4900 TIEDEMAN ROAD                    Class I
                          BROOKLYN OH 44144-2302                Beneficial Owner                  [ ]%              [ ]91%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
ING Small Company         151 FARMINGTON AVE                    Class I
Fund                      HARTFORD CT 06101-5900                Beneficial Owner                  [ ]%              [ ]%

                          PAINEWEBBER FOR THE BENEFIT OF        Class B                           [ ]%              [ ]%
                          PAINEWEBBER CDN FBO                   Beneficial Owner
                          GREGORY A MILLERSCHONE
                          P.O. BOX 3321WEE
                          HAWKEN NJ 07086-8154

                          NFSC FEBO # C6B-207993
                          NFSC/FMTC IRA FBO SUZANNE M           Class B
                          CALLEN                                Beneficial Owner                  [ ]%              [ ]%
                          51 MEADOWBROOK RD
                          CHATHAM NJ 07928-2028

                          NFSC FEBO # C6B-210684
                          NFSC/FMTC IRA FBO ELIZABETH D         Class B                           [ ]%              [ ]%
                          LIGHTON                               Beneficial Owner

ING Strategic Allocation  1192 PARK AVE APT 11E
Balanced Fund             NEW YORK NY 10128-1314
(Crossroads)

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          NFSC FEBO # C6B-507091
                          NFSC/FMTC IRA ROLLOVER
                          FBO DR HERBERT MARTON
                          75 STONEHURST DRIVE                   Class B
                          TENAFLY NJ 07670-2914                 Beneficial Owner                  [ ]%              [ ]%

                          NFSC FEBO # C6B-522597
                          MARILYN GABA REVOCABLE TESTIME
                          ARTHUR GABA
                          15461 PEMBRIDGE DR APT 107H           Class B
                          DELRAY BEACH FL 33484-4358            Beneficial Owner                  [ ]%              [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                         Class B
                          JERSEY CITY NJ 07303-2052             Beneficial Owner                  [ ]%              [ ]%

                          A ROBIN BROADFIELD &
                          CONNIE J WINELAND JTWROS
                          5118 CHEVY CHASE PKWY NW              Class C
                          WASHINGTON DC 20008-2919              Beneficial Owner                  [ ]%              [ ]%

                          ROBERT E LOVING &
                          BRENDA G LOVING JTWROS
                          7107 TANYA AVE                        Class C
                          RICHMOND VA 23228-4611                Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO ROBERT L PAINTER
                          ROTH IRA
                          3136 GRAND AVE APT 18                 Class C
                          KANSAS CITY MO 64111-1150             Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO JOAN N BRENNAN
                          ROLLOVER IRA
                          107 CLARENDOH DR S                    Class C
                          NASHVILLE NC 27856-1623               Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
ING Strategic Allocation  IRA R/O VICTORIA L ARTZER
Balanced Fund             10624 W 92ND PL                       Class C
(Crossroads)              OVERLAND PARK KS 66214-2106           Beneficial Owner                  [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE TN41               Class I
                          HARTFORD CT 06156-0001                Beneficial Owner                  [ ]%              [ ]%

                          MAC & CO
                          AEOF1956432
                          MELLON BANK NA
                          MUTUAL FUNDS DEPT
                          PO BOX 3198                           Class I
                          PITTSBURGH PA 15230-3198              Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
ING Strategic Allocation  ATTN GORDON ELROD
Balanced Fund             151 FARMINGTON AVE                    Class I
(Crossroads)              HARTFORD CT 06155-0001                Beneficial Owner                  [ ]%              [ ]%



                          A ROBIN BROADFIELD &                  Class C
                          CONNIE J WINELAND JTWROS              Shareholder                       [ ]%              [ ]%
                          5118 CHEVY CHASE PKWY NW
                          WASHINGTON DC   20008-2919

                          FIRST TRUST CORP TTEE                 Class C
                          FBO PHILIP R FRIEDRICH IRA            Beneficial Owner                  [ ]%              [ ]%
                          A/C 1573410001 DTD 03/9/84
                          P O BOX 173301
                          DENVER CO 80217-3301

                          PERSHING LLC                          Class C
                          P.O. BOX 2052                         Beneficial Owner                  [ ]%              [ ]%
                          JERSEY CITY NJ07303-2052


                          PERSHING LLC                          Class C
                          P.O. BOX 2052                         Beneficial Owner                  [ ]%              [ ]%
                          JERSEY CITY NJ07303-2052

                          PERSHING LLC                          Class C
                          P.O. BOX 2052                         Beneficial Owner                  [ ]%              [ ]%
                          JERSEY CITY NJ07303-2052

                          PERSHING LLC
ING Strategic Allocation  P.O. BOX 2052                         Class C
Growth Fund (Ascent)      JERSEY CITY NJ07303-2052              Beneficial Owner                  [ ]%              [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                         Class C
                          JERSEY CITY NJ07303-2052              Beneficial Owner                  [ ]%              [ ]%

                          PERSHING LLC
                          P.O. BOX 2052                         Class C
                          JERSEY CITY NJ07303-2052              Beneficial Owner                  [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          ALICE MEADOWS
                          46 95TH PL NE                         Class B
                          KIRKLAND WA   98034-6210              Shareholder                       [ ]%              [ ]%

                          BARBARA I MEEK
                          PO BOX 623
                          233 E JEFFERSON ST                    Class B
                          ATHENA OR 97813-0623                  Shareholder                       [ ]%              [ ]%

                          RBC DAIN RAUSCHER FBO ALLEN S
                          LIPSCHULTZ MD TTEALLEN S
                          LIPSCHULTZ MD PC 3RD
                          DEF BEN PEN PL AZ PUL MEDICINE
                          1300 N 12TH ST SUITE 614              Class B
                          PHOENIX AZ 85006-2850                 Beneficial Owner                  [ ]%              [ ]%

                          FIRST CLEARING CORP A/C 4910-
                          1046FCC CUST RICHARD W KUSHMAN
                          IRA 17W
ING Strategic Allocation  354 STILLWELL RD                      Class B
Income Fund (Legacy)      OAKBROOK TER IL 60181-4526            Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUST
                          FBO THRESSA KAYE KATT IRA             Class C
                          1083 HEAVENRIDGE RD                   Beneficial Owner                  [ ]%              [ ]%
                          ESSEXVILLE MI 48732-1737

                          LAUREL ANN SISSON                     Class C
                          950 BARTON OAKS PL                    Shareholder                       [ ]%              [ ]%
                          HERNDON VA 20170-3442

                          STATE STREET BK & TR CO CUST
                          FBO MARY DEANNA THONI
                          ROLLOVER IRA                          Class C
                          4826 BRIARWOOD DR                     Beneficial Owner                  [ ]%              [ ]%
                          NASHVILLE TN 37211-4314

                          DORIS NEWMAN & JOHN E NEWMAN
                          JT TEN                                Class C
                          2400 PAYSON RD                        Shareholder                       [ ]%              [ ]%
                          QUINCY IL 62305-6474

                          LPL FINANCIAL SERVICES
                          A/C 7486-5006                         Class C
                          9785 TOWNE CENTRE DR                  Beneficial Owner                  [ ]%              [ ]%
                          SAN DIEGO CA 92121-1968

                          JEAN C WOOD
                          SUBJECT TO DST TOD RULES
ING Strategic Allocation  7983 KENMORE DR                       Class C
Income Fund (Legacy)      MECHANICSVLLE VA 23111-3617           Shareholder                       [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          ING LIFE INSURANCE AND ANNUITY CO
                          CENTRAL VALUATION UNIT
                          151 FARMINGTON AVE                    Class I
                          HARTFORD CT 06156-0001                Beneficial Owner                  [ ]%              [ ]%

                          MAC & CO AEOF 1956432
                          MELLON BANK NA
                          MUTUAL FUNDS NA
                          PO BOX 3198                           Class I
                          PA 15230-3198                         Beneficial Owner                  [ ]%              [ ]%

                          ING NATIONAL TRUST
                          ATTN GORDON ELROD
ING Strategic Allocation  151 FARMINGTON AVE                    Class I
Income Fund (Legacy)      HARTFORD CT 06101-5900                Beneficial Owner                  [ ]%              [ ]%

                          STATE STREET BK & TR CO CUS T
                          FBO INELL R MOOREROTH IRA
                          600-48TH STREET                       Class B
                          PORT ARTHUR TX 77640-2579             Beneficial Owner                  [ ]%              [ ]%

                          LPL FINANCIAL SERVICES
                          A/C 6289-9481
                          9785 TOWNE CENTRE DRIVE               Class B
                          SAN DIEGO CA 92121-1968               Beneficial Owner                  [ ]%              [ ]%

                          LPL FINANCIAL SERVICES
                          A/C 2271-0897
                          9785 TOWNE CENTRE DRIVE               Class B
ING Technology Fund       SAN DIEGO CA 92121-1968               Beneficial Owner                  [ ]%              [ ]%


                          PERSHING LLC
                          P.O. BOX 2052                         Class I
ING Technology Fund       JERSEY CITY NJ 07303-2052             Beneficial Owner                  [ ]%              [ ]%

                          JOHN SHANHOLT &
                          GAIL E KERN JTWROS
                          PO BOX 851                            Class O
ING Technology Fund       EAST HAMPTON NY      11937-0701       Shareholder                       [ ]%              [ ]%

                          PAINEWEBBER FBO
                          DANIEL J WHEELER
ING Value Opportunity     4119 MORAGA AVE                       Class B
Fund                      SAN DIEGO CA 92117-4516               Beneficial Owner                  [ ]%              [ ]%

                                                                 Class and Type              Percentage of     Percentage of
         Fund                          Address                    of Ownership                   Class             Fund
---------------------     -----------------------------------   ----------------             -------------       ----------
                          R GARY REEDER TTEE
                          JOSEPHINE IRENE GASKILL IRREV LIV T
                          UA 12/20/2000                         Class C
                          1703 21ST ST W                        Beneficial Owner                  [ ]%              [ ]%
                          PALMETTO FL 34221-6156

                          PERSHING LLC                          Class C
                          P.O. BOX 2052                         Shareholder                       [ ]%              [ ]%
                          JERSEY CITY NJ 07303-2052

                          FIRST CLEARING CORP
                          A/C 2490-7296
                          V RUSSELL WILHITE IRA                 Class C
                          104 CREEK CLIFF DR                    Beneficial Owner                  [ ]%              [ ]%
                          GATESVILLE TX 76528-1011

                          PERSHING LLC
                          P.O. BOX 2052                         Class C
                          JERSEY CITY NJ 07303-2052             Shareholder                       [ ]%              [ ]%

      As of [ ], 2003, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.


                         INVESTMENT ADVISORY AGREEMENTS

      The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another other investment adviser, Aeltus Investment Management, Inc. ("ING Aeltus" or the "Sub-Adviser") as Sub-Adviser to all the Funds. The Investment Adviser and ING Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

      On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING Aeltus served as investment adviser to all the Funds.

      The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities ING Aeltus. The Investment Adviser oversees the investment management of ING Aeltus for the Funds.

      The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

      After an initial term through December 31, 2002, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

      In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2003, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

      In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

      The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment

      Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

      As of [ ], 2003, the Investment Adviser had assets under management of over $[ ] billion.

      . For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

          FUND                  ADVISORY FEE                  ASSETS
-----------------------------   ------------           ---------------------
Growth                             0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Small Company                      0.850%              On first $250 million
                                   0.800%              On next $250 million
                                   0.775%              On next $250 million
                                   0.750%              On next $1.25 billion
                                   0.725%                 Over $2 billion

Technology                         1.050%              On first $500 million
                                   1.025%              On next $500 million
                                   1.000%                 Over $1 billion

Index Plus LargeCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus MidCap                  0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Index Plus SmallCap                0.450%              On first $500 million
                                   0.425%              On next $250 million
                                   0.400%              On next $1.25 billion
                                   0.375%                 Over $2 billion

Value Opportunity                  0.700%              On first $250 million
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Balanced                           0.800%              On first $500 million
                                   0.750%              On next $500 million
                                   0.700%               On next $1 billion
                                   0.650%                 Over $2 billion

Growth and Income                  0.700%              On first $250 million

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
                                   0.650%              On next $250 million
                                   0.625%              On next $250 million
                                   0.600%              On next $1.25 billion
                                   0.550%                 Over $2 billion

Strategic Allocation               0.800%              On first $500 million
Growth                             0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation               0.800%              On first $500 million
Balanced                           0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

Strategic Allocation               0.800%              On first $500 million
Income                             0.775%              On next $500 million
                                   0.750%              On next $500 million
                                   0.725%              On next $500 million
                                   0.700%                 Over $2 billion

      For the year June 1, 2002 through May 31, 2003, investment advisory fees paid to ING Investments were as follows:

                                TOTAL INVESTMENT             NET ADVISORY
       FUND                      ADVISORY FEES     WAIVER     FEES PAID
-----------------------------   ----------------   -------   ------------
Growth                                 $              $           $
Small Company                          $              $           $
Value Opportunity                      $              $           $
Technology                             $              $           $
Balanced                               $              $           $
Growth and Income                      $              $           $
Index Plus LargeCap                    $              $           $
Index Plus MidCap                      $              $           $
Index Plus SmallCap                    $              $           $
Strategic Allocation Growth            $              $           $
Strategic Allocation Balanced          $              $           $
Strategic Allocation Income            $              $           $

      For the period March 1, 2002 through May 31, 2002, investment advisory fees paid to ING Investments were as follows:

                                TOTAL INVESTMENT             NET ADVISORY
       FUND                      ADVISORY FEES     WAIVER     FEES PAID
-----------------------------   ----------------   -------   ------------
Growth                                  $415,982        $0       $415,982
Small Company                           $700,126        $0       $700,126
Value Opportunity                        $53,822   $11,665        $42,157
Technology                               $39,562   $30,133         $9,429
Balanced                                $241,809        $0       $241,809
Growth and Income                       $603,093        $0       $603,093
Index Plus LargeCap                     $472,870     ($199)      $473,068
Index Plus MidCap                        $61,539   $27,195        $34,344
Index Plus SmallCap                      $14,361   $30,492       ($16,131)
Strategic Allocation Growth             $121,739   $34,001        $87,738
Strategic Allocation Balanced           $160,860   $40,452       $120,408
Strategic Allocation Income              $86,999   $42,469        $44,530



Period November 1, 2001 through February 28, 2002

                                TOTAL INVESTMENT             NET ADVISORY
       FUND                      ADVISORY FEES     WAIVER     FEES PAID
-----------------------------   ----------------   -------   ------------
Growth                                  $559,619        $0       $559,619
Small Company                           $792,225        $0       $792,225
Value Opportunity                        $43,532   $26,105        $17,427
Technology                               $48,790   $41,830         $6,961
Balanced                                $302,597        $0       $302,597
Growth and Income                       $828,737        $0       $828,737
Index Plus LargeCap                     $580,896      $881       $580,015
Index Plus MidCap                        $43,423   $44,303          ($880)
Index Plus SmallCap                      $15,631   $43,342       ($27,711)
Strategic Allocation Growth             $153,955   $51,721       $102,235
Strategic Allocation Balanced           $199,531   $60,529       $139,002
Strategic Allocation Income             $112,656   $60,669        $51,987


Year Ended October 31, 2001

                                TOTAL INVESTMENT              NET ADVISORY
       FUND                      ADVISORY FEES      WAIVER     FEES PAID
-----------------------------   ----------------   --------   ------------
Growth                              $  2,018,085         $0    $ 2,018,085
Small Company                         $2,201,853         $0     $2,201,583
Value Opportunity                        $85,534    $78,542         $6,992
Technology                              $120,273    $98,194        $22,079

Balanced                                $957,802         $0       $957,802
Growth and Income                     $3,075,068         $0     $3,075,068
Index Plus LargeCap                   $1,864,439     $8,750     $1,855,689
Index Plus MidCap                        $87,400    $87,400             $0
Index Plus SmallCap                      $44,024    $44,024             $0
Strategic Allocation Growth             $524,549   $104,844       $419,705
Strategic Allocation Balanced           $642,951   $131,132       $511,819
Strategic Allocation Income             $361,383   $155,900       $205,483

Year Ended October 31, 2000

                                TOTAL INVESTMENT             NET ADVISORY
       FUND                      ADVISORY FEES     WAIVER     FEES PAID
-----------------------------   ----------------   -------   ------------
Growth                                $2,434,112         $0     $2,434,112
Small Company                         $1,686,622         $0     $1,686,622
Value Opportunity                        $62,493    $46,753        $15,740
Technology*                              $88,092    $82,590         $5,502
Index Plus LargeCap                   $1,741,347         $0     $1,741,347
Index Plus MidCap                        $54,436    $54,436             $0
Index Plus SmallCap                      $40,415    $40,415             $0
Strategic Allocation Growth             $552,281    $67,167       $485,114
Strategic Allocation Balanced           $637,997   $100,231       $537,766
Strategic Allocation Income             $332,834   $117,839       $214,995


*Technology commenced operations on March 1, 2000.


                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:

Fund                                   Expense Limit
Small Company                               1.50
Technology                                  1.75
Index Plus LargeCap                         0.95
Index Plus MidCap                           1.00
Index Plus SmallCap                         1.00
Value Opportunity                           1.35
Strategic Allocation growth                 1.25
Strategic Allocation Balanced               1.20
Strategic Allocation Income                 1.15

      Each Fund set forth above may at a later date reimburse ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

      Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by that Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.



Fund                                   Termination Date
Small Company                               May 31, 2004
Technology                                  May 31, 2004
Index Plus LargeCap                         May 31, 2004
Index Plus MidCap                           May 31, 2004
Index Plus SmallCap                         May 31, 2004
Value Opportunity                           May 31, 2004
Strategic Allocation Growth                 May 31, 2004
Strategic Allocation Balanced               May 31, 2004
Strategic Allocation Income                 May 31, 2004


                             SUB-ADVISORY AGREEMENTS

      The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of a Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2003 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to the Sub-Advisory Agreements between the Investment Adviser and ING Aeltus, ING Aeltus acts as Sub-Adviser to all the Funds except the Technology Fund. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. ING Aeltus' address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and AIC, AIC serves as Sub-Adviser to the Technology Fund. Effective April 30, 2002, the owners of Elijah Asset Management LLC sold a 75% interest in the company to a wholly owned U.S. subsidiary of AIC Limited. As a result of the transaction, the name of AIC was changed from Elijah Asset Management LLC. In its capacity as Sub-Adviser to the Technology Fund, AIC, subject to the supervision and control of the Investment Adviser and the Board of Directors, on behalf of the Fund, manages the Fund's portfolio of investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. AIC's address is 100 Pine Street, Suite 420, San Francisco, California 94111. AIC is controlled by and is an indirect subsidiary of AIC Limited. AIC Limited is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management, headquartered in Burlington, Ontario, Canada.

      For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:



                                       Sub-Advisory Fee *     Assets

Growth                                        0.315%          On first $250 million
                                              0.293%          On next $250 million
                                              0.281%          On next $250 million
                                              0.270%          On next $1.25 billion
                                              0.248%             Over $2 billion

International Growth                          0.383%          On first $250 million
                                              0.360%          On next $250 million
                                              0.349%          On next $250 million
                                              0.338%          On next $1.25 billion
                                              0.315%             Over $2 billion

Small Company                                 0.383%          On first $250 million
                                              0.360%          On next $250 million
                                              0.349%          On next $250 million
                                              0.338%          On next $1.25 billion
                                              0.326%             Over $2 billion

Value Opportunity                             0.315%          On first $250 million
                                              0.293%          On next $250 million

                                       Sub-Advisory Fee *     Assets

                                              0.281%          On next $250 million
                                              0.270%          On next $1.25 billion
                                              0.248%             Over $2 billion

Technology                                    0.500%

Balanced                                      0.360%          On first $500 million
                                              0.338%          On next $500 million
                                              0.315%          On next $1 billion
                                              0.293%             Over $2 billion

Growth and Income                             0.315%          On first $250 million
                                              0.293%          On next $250 million
                                              0.281%          On next $250 million
                                              0.270%          On next $1.25 billion
                                              0.248%             Over $2 billion

Bond Fund                                     0.225%          On first $250 million
                                              0.214%          On next $250 million
                                              0.203%          On next $250 million
                                              0.191%          On next $1.25 billion
                                              0.180%             Over $2 billion

ING Government Fund                           0.225%          On first $250 million
                                              0.214%          On next $250 million
                                              0.203%          On next $250 million
                                              0.191%          On next $1.25 billion
                                              0.180%             Over $2 billion

Money Market                                  0.180%          On first $500 million
                                              0.158%          On next $500 million
                                              0.153%           On next $1 billion
                                              0.149%           On next $1 billion
                                              0.135%             Over $3 billion

Index Plus LargeCap                           0.203%          On first $500 million
                                              0.191%          On next $250 million
                                              0.180%          On next $1.25 billion
                                              0.169%             Over $2 billion

Index Plus MidCap                             0.203%          On first $500 million
                                              0.191%          On next $250 million
                                              0.180%          On next $1.25 billion
                                              0.169%             Over $2 billion

Index Plus SmallCap                           0.203%          On first $500 million
                                              0.191%          On next $250 million
                                              0.180%          On next $1.25 billion
                                              0.169%             Over $2 billion

Strategic Allocation Growth Fund              0.360%          On first $500 million
                                              0.349%          On next $500 million
                                              0.338%          On next $500 million
                                              0.326%          On next $500 million
                                              0.315%             Over $2 billion

                                       Sub-Advisory Fee *     Assets

Strategic Allocation Balanced Fund            0.360%          On first $500 million
                                              0.349%          On next $500 million
                                              0.338%          On next $500 million
                                              0.326%          On next $500 million
                                              0.315%             Over $2 billion

Strategic Allocation Income Fund              0.360%          On first $500 million
                                              0.349%          On next $500 million
                                              0.338%          On next $500 million
                                              0.326%          On next $500 million
                                              0.315%             Over $2 billion

*     As a percentage of average net assets



      For the year June 1, 2002 through May 31, 2003, ING paid ING Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

           FUND                   SUB-ADVISORY FEES
-----------------------------     -----------------
Growth                                    $
Small Company                             $
Value Opportunity                         $
Balanced                                  $
Growth and Income                         $
Index Plus LargeCap                       $
Index Plus MidCap                         $
Index Plus SmallCap                       $
Strategic Allocation Growth               $
Strategic Allocation Balanced             $
Strategic Allocation Income               $


      For the period March 1, 2002 through May 31, 2002, ING paid ING Aeltus, in its capacity of Sub-Adviser, sub-advisory fees as follows:

           FUND                   SUB-ADVISORY FEES
-----------------------------     -----------------
Growth                                     $187,192
Small Company                              $256,603
Value Opportunity                           $24,220
Balanced                                   $108,814
Growth and Income                          $271,392
Index Plus LargeCap                        $212,791
Index Plus MidCap                           $27,693
Index Plus SmallCap                          $6,462
Strategic Allocation Growth                 $54,783
Strategic Allocation Balanced               $72,387
Strategic Allocation Income                 $39,150

      For year ended October 31, 2001 and for the period March 1, 2000 to October 31, 2000 ING Aeltus paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $57,445 and $41,718, respectively for its services to the Technology Fund. For the fiscal period ended May 31, 2002, ING paid AIC (formerly Elijah Asset Management LLC) sub-advisory fees of $42,073 for its services to the Technology Fund.

      Bradley, Foster & Sargent, Inc. ("Bradley") served as sub-adviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the year ended October 31, 1999, ING Aeltus paid

Bradley sub-advisory fees of $9,190. The sub-advisory agreement was terminated as of December 31, 1999.

                        ADMINISTRATIVE SERVICES AGREEMENT

      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

      Prior to May 1, 2002, ING Aeltus provided administrative services to the Funds pursuant to administrative agreements. The services provided by ING Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

      For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows:

      For the year June 1, 2002 through May 31, 2003:

                                                                        NET
                                      TOTAL                         ADMINISTRATIVE
                                 ADMINISTRATIVE    ADMINISTRATOR      SERVICES
      COMPANY NAME                SERVICES FEE        WAIVER         FEES PAID
-----------------------------    --------------    -------------    --------------
Growth                                  $               $0                $
Small Company                           $               $0                $
Value Opportunity                       $               $0                $
Technology                              $               $0                $
Balanced                                $               $0                $
Growth and Income                       $               $0                $
Index Plus LargeCap                     $               $0                $
Index Plus MidCap                       $               $0                $
Index Plus SmallCap                     $               $0                $
Strategic Allocation Growth             $               $0                $
Strategic Allocation Balanced           $               $0                $
Strategic Allocation Income             $               $0                $



      For the period November 1, 2002 through May 31, 2002:

                                                                        NET
                                      TOTAL                         ADMINISTRATIVE
                                 ADMINISTRATIVE    ADMINISTRATOR      SERVICES
      COMPANY NAME                SERVICES FEE        WAIVER         FEES PAID
-----------------------------    --------------    -------------    --------------
Growth                                 $135,421         $0                $135,421
Small Company                          $171,394         $0                $171,394
Value Opportunity                       $13,354         $0                 $13,354
Technology                               $8,163         $0                  $8,163
Balanced                                $65,950         $0                 $65,950

Growth and Income                      $203,085         $0                $203,085
Index Plus LargeCap                    $226,969         $0                $226,969
Index Plus MidCap                       $22,238         $0                 $22,238
Index Plus SmallCap                      $6,428         $0                  $6,428
Strategic Allocation Growth             $33,392         $0                 $33,392
Strategic Allocation Balanced           $43,638         $0                 $43,638
Strategic Allocation Income             $24,188         $0                 $24,188

      For the fiscal years ended October 31, 2001, 2000 and 1999, administrative services fees paid to ING Aeltus (in its capacity as the former administrator to the Funds ) were as follows:

Year Ended October 31, 2001

                                                                        NET
                                      TOTAL                         ADMINISTRATIVE
                                 ADMINISTRATIVE    ADMINISTRATOR      SERVICES
      COMPANY NAME                SERVICES FEE        WAIVER         FEES PAID
-----------------------------    --------------    -------------    --------------
Growth                                 $291,274               $0          $291,274
Small Company                          $259,607               $0          $259,607
Value Opportunity                       $12,219               $0           $12,219
Technology                              $11,455               $0           $11,455
Balanced                               $119,725               $0          $119,725
Growth and Income                      $453,857               $0          $453,857
Index Plus LargeCap                    $414,320               $0          $414,320
Index Plus MidCap                       $19,422          $10,977            $8,445
Index Plus SmallCap                      $9,783           $9,783                $0
Strategic Allocation Growth             $65,569               $0           $65,569
Strategic Allocation Balanced           $80,369               $0           $80,369
Strategic Allocation Income             $45,173               $0           $45,173

Year Ended October 31, 2000

                                                                        NET
                                      TOTAL                         ADMINISTRATIVE
                                 ADMINISTRATIVE    ADMINISTRATOR      SERVICES
      COMPANY NAME                SERVICES FEE        WAIVER         FEES PAID
-----------------------------    --------------    -------------    --------------
Growth                                 $355,247               $0          $355,247
Small Company                          $198,427               $0          $198,427
Value Opportunity                        $8,928               $0            $8,928
Technology*                              $8,390               $0            $8,390
Balanced                               $131,766               $0          $131,766
Growth and Income                      $614,699               $0          $614,699
Index Plus LargeCap                    $386,966               $0          $386,966
Index Plus MidCap                       $12,097           $5,902            $6,195
Index Plus SmallCap                      $8,981           $8,981                $0
Strategic Allocation Growth             $69,035               $0           $69,035
Strategic Allocation Balanced           $79,750               $0           $79,750
Strategic Allocation Income             $41,604               $0           $41,604

Year Ended October 31, 1999

                                                                        NET
                                      TOTAL                         ADMINISTRATIVE
                                 ADMINISTRATIVE    ADMINISTRATOR      SERVICES
      COMPANY NAME                SERVICES FEE        WAIVER         FEES PAID
-----------------------------    --------------    -------------    --------------
Growth                                 $212,043               $0          $212,043
Small Company                           $57,488               $0           $57,488
Value Opportunity                        $6,278           $6,278                $0
Balanced                               $128,903               $0          $128,903
Growth and Income                      $660,028               $0          $660,028
Index Plus LargeCap                    $148,363               $0          $148,363
Index Plus MidCap                        $9,381           $9,381                $0

Index Plus SmallCap                      $7,902           $7,902                $0
Strategic Allocation Growth             $51,213               $0           $51,213
Strategic Allocation Balanced           $48,410               $0           $48,410
Strategic Allocation Income             $30,297               $0           $30,297


*Technology commenced operations on March 1, 2000.


                                    CUSTODIAN

      As of June 1, 2003, Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.


                                 TRANSFER AGENT

      DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

      Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.


                              INDEPENDENT AUDITORS


      KPMG LLP serves as the independent auditors for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Funds were audited by other independent accountants.


                              PRINCIPAL UNDERWRITER

      Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and have no effect on the net asset value of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, ING Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

      For the period June 1, 2002, through May 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:

        COMPANY NAME             TOTAL UNDERWRITING FEES
-----------------------------    -----------------------
Growth                                      $
Small Company                               $
Value Opportunity                           $
Technology                                  $
Balanced                                    $
Growth and Income                           $
Index Plus LargeCap                         $
Index Plus MidCap                           $
Index Plus SmallCap                         $
Strategic Allocation Growth                 $
Strategic Allocation Balanced               $
Strategic Allocation Income                 $


      For the period January 1, 2002 through May 31, 2002, fees were paid to ING Funds Distributor as follows:

        COMPANY NAME             TOTAL UNDERWRITING FEES
-----------------------------    -----------------------
Growth                                         $114,610
Small Company                                  $120,244
Value Opportunity                               $26,522
Technology                                      $21,303
Balanced                                        $59,692
Growth and Income                               $73,596
Index Plus LargeCap                            $398,842
Index Plus MidCap                               $53,011
Index Plus SmallCap                             $14,365
Strategic Allocation Growth                     $36,868
Strategic Allocation Balanced                   $42,756
Strategic Allocation Income                     $25,636

      For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001 and 2000 Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001

        COMPANY NAME             TOTAL UNDERWRITING FEES
-----------------------------    -----------------------
Growth                                          $48,454
Small Company                                   $41,906
Value Opportunity                                $7,524
Technology                                       $8,039
Balanced                                        $21,296
Growth and Income                               $30,991
Index Plus LargeCap                            $166,957
Index Plus MidCap                               $14,325
Index Plus SmallCap                              $3,789
Strategic Allocation Growth                     $14,205
Strategic Allocation Balanced                   $15,225
Strategic Allocation Income                      $9,962

Year Ended October 31, 2001

        COMPANY NAME             TOTAL UNDERWRITING FEES
-----------------------------    -----------------------
Growth                                         $313,853
Small Company                                  $229,088

Value Opportunity                               $32,086
Technology                                      $50,267
Balanced                                       $123,514
Growth and Income                              $219,170
Index Plus LargeCap                          $1,072,427
Index Plus MidCap                               $65,737
Index Plus SmallCap                             $19,699
Strategic Allocation Growth                     $88,390
Strategic Allocation Balanced                   $89,868
Strategic Allocation Income                     $54,959

Year Ended October 31, 2000

        COMPANY NAME             TOTAL UNDERWRITING FEES
-----------------------------    -----------------------
Growth                                         $308,778
Small Company                                  $157,592
Value Opportunity                               $16,532
Technology*                                     $39,961
Balanced                                       $110,697
Growth and Income                              $243,774
Index Plus LargeCap                            $993,925
Index Plus MidCap                               $31,681
Index Plus SmallCap                             $15,048
Strategic Allocation Growth                     $86,818
Strategic Allocation Balanced                   $78,321
Strategic Allocation Income                     $42,859

*Technology commenced operations on March 1, 2000.



               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS


      Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ING Funds Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ING Funds Distributor to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. ING Funds Distributor or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer. The value of a shareholder's investment will be unaffected by these payments.

      ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

      The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

      In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the

Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

      The Investment Adviser, ING Aeltus or their respective affiliates may make payments to securities dealers that enter into agreements providing ING Funds Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer.

      Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended May 31, 2003 were as follows:

       DISTRIBUTION EXPENSES            CLASS O
             [Identify]

                        PURCHASE AND REDEMPTION OF SHARES

      Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

      Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

      Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

      Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

      A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

      Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

         The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

      Subject to the supervision of the Board, ING Aeltus (or AIC, in the case of Technology ) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is ING Aeltus' and AIC's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. ING Aeltus (or AIC, in the case of Technology ) may also consider the sale of shares of the Funds and of other investment companies advised by ING Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to ING Aeltus' and AIC's duty to obtain best execution.

      ING Aeltus (or AIC, in the case of Technology ) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. ING Aeltus and AIC consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING Aeltus and AIC, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

      Research services furnished by brokers through whom the Funds effect securities transactions may be used by ING Aeltus in servicing all of its accounts; not all such services will be used by ING Aeltus or AIC to benefit the Funds.

      Consistent with federal law, ING Aeltus or AIC may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of ING Aeltus and AIC, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING Aeltus' or AIC's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

      ING Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of ING Aeltus, including clients in which affiliates of ING Aeltus have an interest. AIC may also buy or sell the same security at or about the same time for a Fund and another advisory client of AIC, including clients in which affiliates of AIC have an interest. Either ING Aeltus or AIC, as the case may be, normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                       June 1 through
Fund Name               May 31, 2003
-------------------    ----------------
Technology
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap

                       November 1, 2001
                            through
Fund Name                May 31, 2002
-------------------    ----------------
Technology                      $38,378
Index Plus LargeCap            $616,286
Index Plus MidCap               $33,832
Index Plus SmallCap              $2,502

FUND NAME               FOR YEAR ENDED      FOR YEAR ENDED      FOR YEAR ENDED
                       OCTOBER 31, 2001    OCTOBER 31, 2000    OCTOBER 31, 1999
-------------------    ----------------    ----------------    ----------------
Technology*                      31,542              24,168                 N/A
Balanced                        179,504             155,698             106,837
Index Plus LargeCap             938,360             760,175             278,464
Index Plus MidCap                40,785              16,000              11,440
Index Plus SmallCap              17,767              12,082               7,225

*Technology commenced operations on March 1, 2000.

      For the period ended November 1, 2001 through October 31, 2002, period ended November 1, 2001 through May 31, 2002 and period ended November 1, 2001 through March 31 2002, commissions in the amount listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

      Period ended November 1, 2001 through May 31, 2002:

                         COMMISSIONS PAID
   COMPANY NAME        ON TOTAL TRANSACTIONS
-------------------    ---------------------
Technology                            $2,352
Index Plus LargeCap                 $179,550
Index Plus MidCap                         $0
Index Plus SmallCap                       $0

      For the year ended October 31, 2001, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

                         COMMISSIONS PAID
   COMPANY NAME        ON TOTAL TRANSACTIONS
-------------------    ---------------------
International Growth                 $44,518
Technology                            $7,199
Index Plus LargeCap                 $264,657
Index Plus MidCap                       $510
Index Plus SmallCap                       $0

      The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS

      The Funds, the Investment Adviser and ING Funds Distributor, LLC and ING Aeltus has an adopted Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. ING Aeltus has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

      The Board of Directors of the Fund (the "Board") has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

      The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares.

Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

      The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

      Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

      The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Cross Investing

      Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

      Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

      Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

SIGNATURE GUARANTEE

      A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

      A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

      The NAV per share is computed by dividing Class O's pro-rata share of a Fund's net assets less any liabilities specifically attributable to Class O by the total number of shares outstanding for Class O. A Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

      Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

      Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

      If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

      Distributions

      Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent attributable to a Fund's dividend income from certain corporations, and if other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Original Issue Discount

      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      Foreign Currency Transactions

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

      Passive Foreign Investment Companies

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

      Foreign Withholding Taxes

      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

      Options and Hedging Transactions

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

         Short Sales Against the Box

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

         Other Investment Companies

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         [In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.]

         Backup Withholding

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require (2) the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:
                                         n
                                 P(1 + T) = ERV

Where:   P      = a hypothetical initial payment of $1,000,
         T      = the average annual total return,
         n      = the number of years, and
         ERV    = the ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the period.

                  These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:
                                         n
                                P(1 + T)  = ATV
                                               D
Where:   P     = a hypothetical initial payment of $1,000,
         T     = the average annual total return (after taxes on distributions),
         n     = the number of years, and
         ATV   = ending value of a hypothetical $1,000 payment made at the
            D beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.


         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:
                                        n
                                P(1 + T) = ATV
                                              DR
Where:  P      = a hypothetical initial payment of $1,000,
        T      = the average annual total return (after taxes on distributions),
        n      = the number of years, and
        ATV    = ending value of a hypothetical $1,000 payment made at
           DR the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

30-DAY YIELD FOR CERTAIN FUNDS

         Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                       a-b       6
                            Yield= 2[(----- + 1) -1 ]
                                       c d
  Where: a    = dividends and interest earned during the period,
         b    = expenses accrued for the period (net of reimbursements),
         c    = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d    = the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. [Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges.] Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         For purposes of this calculation, it is assumed that each month contains 30 days.

         Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income, which at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Technology Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund and Index Plus Small Cap Fund offer Class O shares to the public.

         Total Return Quotations as of May 31, 2003

FUND NAME                                 1 YEAR      5 YEARS       SINCE INCEPTION        INCEPTION DATE*
---------                                 ------      -------       ---------------        ---------------
TECHNOLOGY

  Class O                                   N/A         N/A              [____]              08/06/2001
  Class O (after taxes on                   N/A         N/A              [____]
  distributions)
  Class O (after taxes on                   N/A                          [____]
  distributions and sale of fund                        N/A
  shares)
INDEX PLUS LARGECAP                                                      [____]
  Class O                                   N/A         N/A              [____]              08/01/2001
  Class O (after taxes on                   N/A         N/A
  distributions)
  Class O (after taxes on                   N/A                          [____]
  distributions and sale of fund                        N/A
  shares)
INDEX PLUS MIDCAP                                                        [____]
  Class O                                   N/A         N/A                                  08/01/2001
  Class O (after taxes on                   N/A         N/A              [____]
  distributions)
  Class O (after taxes on                   N/A                          [____]
  distributions and sale of fund                        N/A
  shares)

FUND NAME                                 1 YEAR      5 YEARS       SINCE INCEPTION        INCEPTION DATE*
---------                                 ------      -------       ---------------        ---------------
INDEX PLUS SMALLCAP

  Class O                                   N/A         N/A              [____]              08/01/2001
  Class O (after taxes on                   N/A                          [____]
  distributions)                                        N/A
  Class O (after taxes on                   N/A                         [_____]
  distributions and sale of fund
  shares)                                               N/A

* The inception dates above represent the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the periods ended May 31, 2003 are incorporated by reference into this SAI. The company's annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                     INDEX A

ING FUNDS



                          -----------------------------
                             PROXY VOTING PROCEDURES
                          Effective as of July 29, 2003
                          -----------------------------



I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Boards of Trustees/Directors1 (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors2 of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures.

17 Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

18 The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.


                                 ROUTINE MATTERS

 The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         B. Matters Requiring Case-by-Case Consideration

 The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

 Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

 The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

                  1.  Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.   Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy
                  Coordinator:

                           (a) Will request that each member of the Proxy Group
                  complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures).

                           (b) Will determine whether the Adviser, ING
                  Investment Management Americas, Aeltus Investment Management, Inc., and the Principal Underwriter (the "canvassed entities) has a material business relationship (that is, generates revenues for the canvassed entity of over $1 million per year) with the issuer of the portfolio security that is the subject of the proxy.

         If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group, or if the Proxy Coordinator determines that any of the canvassed entities has a material business relationship with the issuer of the portfolio security which is the subject of the proxy, the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable.

         If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group, and the Proxy Coordinator determines that none of the canvassed entities has a material business relationship with the issuer of the portfolio security which is the subject of the proxy, the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to any member of the Proxy Group, or in which any of the canvassed entities has a material business relationship with the issuer of the portfolio security which is the subject of the proxy, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser, or certain other related parties may be deemed to have a conflict of interest.

VI.      REPORTING AND RECORD RETENTION

              A.  Reporting by the Funds
                  Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

              B.  Reporting to the Boards
                  At each regularly scheduled meeting, the Board will receive a report from the adviser's Proxy Coordinator indicating each proxy proposal (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.



Effective: July 29, 2003

EXHIBIT 2
To the
ING Funds
Proxy Voting Procedures



                             ING INVESTMENTS, LLC,



                             DIRECTED SERVICES, INC.



                                       AND

ING LIFE INSURANCE AND ANNUITY COMPANY



                          -----------------------------
                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                          -----------------------------




I.       INTRODUCTION

         ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

         The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

 The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the proxy Coordinator will call a meeting of the Proxy Group.

         B.       Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         C.       Proxy Group

 The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

 A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

 A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

 For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

 If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

 If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals

 The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

                                 ROUTINE MATTERS

 The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         C.       Matters Requiring Case-by-Case Consideration

 The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

 Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

 The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

                  1.   Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.   Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and senior management of the Adviser, complete a Conflicts Report (as described below). Thereafter, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group, each Investment Professional participating in the voting process and senior management of the Adviser and Distributor complete a Conflicts Report. Each shall provide a completed Report to the Proxy Coordinator within two (2) business days. Such Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters in which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

     NAME                                     TITLE OR AFFILIATION

Stanley D. Vyner             Executive Vice President of ING Investments, LLC

Karla Bos                    Acting Proxy Coordinator

Kimberly A. Anderson         Vice President and Assistant Secretary, ING
                             Investments, LLC

Maria Anderson               Assistant Vice President - Manager Fund Compliance
                             of ING Funds Services, LLC


Michael J. Roland            Executive Vice President and Chief Financial
                             Officer of ING Investments, LLC

J. David Greenwald           Vice President - Fund Compliance of ING Fund
                             Services, LLC

Megan L. Dunphy, Esq.        Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.      Counsel, ING Americas US Legal Services



Effective: July 10, 2003

         EXHIBIT 3

         to the
         ING Funds
         Proxy Voting Procedures



                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003




I.       INTRODUCTION

         The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

         Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

GUIDELINES

         The following Guidelines are grouped according to the types of proposals generally presented to shareholders: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.

         In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS
Voting on director nominees in uncontested elections                            CASE-BY-CASE
                                                                                ------------
-        Attended less than 75 percent of the board and committee meetings        Withhold
         without a valid excuse

-        Voted to implement or renew a dead-hand or modified dead-hand            Withhold
         poison pill

                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
-        Ignored a shareholder proposal that was approved by a majority of        Withhold
         the shares outstanding

-        Ignored a shareholder proposal that was approved by a majority of        WITHHOLD
                                                                                  --------
         the votes cast for two consecutive years

-        Failed to act on takeover offers where the majority of the               Withhold
         shareholders tendered their shares

-        Are inside directors or affiliated outsiders and either sit on the       Withhold
         audit, compensation, or nominating committees or one of these key committees has not been established

-        Are inside directors and the full board serves as the audit,             Withhold
         compensation, or nominating committee or the company does not have one of these committees

-        Approved payment of excessive fees for non-audit services                Withhold

-        Enacted egregious corporate governance policies or failed to             Withhold
         replace management as appropriate

Separating Chairman and CEO                                                     CASE-BY-CASE
                                                                                ------------
Shareholder proposals seeking a majority of independent directors                   For

Shareholder proposals asking that board audit, compensation, and/or
nominating committees be composed exclusively of independent directors          FOR

Shareholder proposals requiring directors to own a minimum amount of company
stock in order to qualify as a director or to remain on the board               CASE-BY-CASE

Term of Office

-        Shareholder proposals to limit the tenure of outside directors         AGAINST

Age Limits

-        Shareholder proposals to impose a mandatory retirement age for              For
         outside directors

Director and Officer Indemnification and Liability Protection                     Case-by-Case

-        Limit or eliminate entirely directors' and officers' liability for         AGAINST
         monetary damages for violating the duty of care

-        Proposals that would expand coverage beyond just legal expenses to         Against
         acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

-        Proposals providing such expanded coverage in cases when a                  For
         director's or officer's legal defense was unsuccessful if:

         (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

         (2)      Only if the director's legal expenses would be covered


                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
PROXY CONTESTS
Voting for director nominees in contested elections                                    Case-by-Case

Reimburse proxy solicitation expenses                                                  Case-by-Case

AUDITORS

                                                                                          For

                               Ratifying Auditors

Non-Audit Services

-        Approval of auditors when total non-audit fees exceed the total of              Against
         audit fees, audit-related fees and permissible tax fees

Auditor Independence

-        Shareholder proposals asking companies to prohibit their auditors             Case-by-Case
         from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

-        Shareholder proposals asking for mandatory audit firm rotation                  Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

-        Proposals to classify                                                           Against

-        Proposals to repeal classified boards and to elect all directors                  For
         annually

Shareholder Ability to Remove Directors

-        Proposals that provide that directors may be removed only for cause             Against

-        Proposals to restore shareholder ability to remove directors with                 For
         or without cause

-        Proposals that provide that only continuing directors may elect                 Against
         replacement to fill board vacancies

-        Proposals that permit shareholders to elect directors to fill board               For
         vacancies

Cumulative Voting

-        Proposals to eliminate cumulative voting                                        Against

-        Proposals to restore or permit cumulative voting                              Case-by-Case

Shareholder Ability to Call Special Meetings

-        Proposals to restrict or prohibit shareholder ability to call                   Against
         special meetings

                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
-        Proposals that remove restrictions on the right of shareholders to                For
         act independently of management

Shareholder Ability to Act by Written Consent


-        Proposals to restrict or prohibit shareholder ability to take                   Against
         action by written consent

-        Proposals to allow or make easier shareholder action by written                   For
         consent


Shareholder Ability to Alter the Size of the Board

-        Proposals that seek to fix the size of the board                              Case-by-Case

-        Proposals that give management the ability to alter the size of the             Against
         board without shareholder approval


                            TENDER OFFER DEFENSES

Poison Pills

-        Proposals that ask a company to submit its poison pill for                        For
         shareholder ratification

-        Shareholder Proposals to redeem a company's poison pill                       Case-by-Case

-        Management Proposals to ratify a poison pill                                  Case-by-Case

Fair Price Provisions

-        Proposals to adopt fair price provisions                                      Case-by-Case

-        Fair price provisions with shareholder vote requirements greater                Against
         than a majority of disinterested shares

Greenmail

-        Proposals to adopt antigreenmail charter or bylaw amendments or                   For
         otherwise restrict a company's ability to make greenmail payments

-        Antigreenmail proposals when they are bundled with other charter or           Case-by-Case
         bylaw amendments

Pale Greenmail                                                                         Case-by-Case

Unequal Voting Rights

-        Dual-class exchange offers                                                      Against

-        Dual-class recapitalizations                                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

-        Management proposals to require a supermajority shareholder to                  Against
         approve charter and bylaw amendments

                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
-        Shareholder proposals to lower supermajority shareholder vote                For
         requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

-        Management proposals to require a supermajority shareholder vote to        Against
         approve mergers and other significant business combinations

-        Shareholder proposals to lower supermajority shareholder vote                For
         requirements for mergers and other significant business combinations

White Squire Replacements                                                             For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use independent                   For
tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                                     For
Equal Access

-        Shareholder proposals that would allow significant company                   For
         shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                          Case-by-Case

Shareholder Advisory Committees                                                   Case-by-Case

CAPITAL STRUCTURE

                         Common Stock Authorization

-        Proposals to increase the number of shares of common stock, taking into  Case-by-Case consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest

-        Proposals to increase the number of authorized shares of the class of      Against
         stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

-        Management proposals to increase common share authorization for a            For
         stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns

                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
Reverse Stock Splits

-        Management proposals to implement a reverse stock split when the           For
         number of shares authorized for issue is proportionately reduced

-        Proposals to implement a reverse stock split that do not               Case-by-Case
         proportionately reduce the number of shares of authorized for issue

Preferred Stock

-        Proposals authorizing the creation of new classes of preferred stock      Against
         with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

-        Proposals to create blank check preferred stock in cases where the         For
         company expressly states that the stock will not be used as a takeover defense

-        Proposals to authorize preferred stock in cases where the company          For
         specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

-        Proposals to increase the number of blank check preferred shares after  Case-by-Case analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other         For
than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                        For

Shareholder Proposals that Seek Preemptive Rights                               Case-by-Case

Debt Restructuring                                                              Case-by-Case

Share Repurchase Programs                                                           For

Tracking Stock                                                                  Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                             Case-by-Case

Management Proposals Seeking Approval to Reprice Options                        Case-by-Case

Director Compensation                                                           Case-by-Case

Employee Stock Purchase Plans                                                   Case-by-Case

OBRA-Related Compensation Proposals

-        Amendments that Place a Cap on Annual Grants or Amend                      For
         Administrative Features

-        Amendments to Add Performance-Based Goals                                  For

                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
-        Amendments to Increase Shares and Retain Tax Deductions Under OBRA     Case-by-Case

-        Approval of Cash or Cash-and-Stock Bonus Plan                              For

Shareholder Proposals to Limit Executive and Director Pay

-        Proposals that seek additional disclosure of director pay                  For
         information

-        Proposals that seek additional disclosure of executive pay                 For
         information

-        All other proposals that seek to limit executive and director pay      Case-by-Case

Golden and Tin Parachutes

-        Shareholder proposals to have golden and tin parachutes submitted          For
         for shareholder ratification

-        All proposals to ratify or cancel golden or tin parachutes             Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                              For

401(k) Employee Benefit Plans                                                       For

                                                                                    For

 Shareholder proposals to expense stock options, unless company has already publicly committed to expensing options by a specific date

                           STATE OF INCORPORATION

Voting on State Takeover Statutes                                               Case-by-Case

Voting on Reincorporation Proposals                                             Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

                                                                                Case-by-Case

                          Mergers and Acquisitions

Corporate Restructuring                                                         Case-by-Case

Spinoffs                                                                        Case-by-Case

Asset Sales                                                                     Case-by-Case

Liquidations                                                                    Case-by-Case

Appraisal Rights                                                                    For

Changing Corporate Name                                                         [CASE-BY-CASE ][?]


                             MUTUAL FUND PROXIES

Election of Directors                                                             CASE-BY-CASE
                                                                                  ------------

                         PROPOSAL                                                 GUIDELINES
--------------------------------------------------------------------------------------------
-        Attended less than 75 percent of the board and committee meetings          Withhold
         without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

-        Ignored a shareholder proposal that was approved by a majority of          Withhold
         shares outstanding

-        Ignored a shareholder proposal that was approved by a majority of          Withhold
         the votes cast for two consecutive years

-        Are interested directors and sit on the audit or nominating                Withhold
         committee

-        Are interested directors and the full board serves as the audit or         Withhold
         nominating committee or the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund                                       Case-by-Case

Proxy Contests                                                                    Case-by-Case

Investment Advisory Agreements                                                    Case-by-Case

Approving New Classes or Series of Shares                                             For

Preferred Stock Proposals                                                         Case-by-Case

1940 Act Policies                                                                 Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                  Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                         [CASE-BY-CASE] [?]

Name Rule Proposals                                                               Case-by-Case

Disposition of Assets/Termination/Liquidation                                     Case-by-Case

Changes to the Charter Document                                                   Case-by-Case

Changing the Domicile of a Fund                                                   Case-by-Case

Change in Fund's Subclassification                                                Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder           For
Approval

Distribution Agreements                                                           Case-by-Case

Master-Feeder Structure                                                               For

Mergers                                                                           Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                   Against

Reimburse Shareholder for Expenses Incurred                                       Case-by-Case

Terminate the Investment Advisor                                                  Case-by-Case

                         PROPOSAL                                               GUIDELINES
------------------------------------------------------------------------------------------
SOCIAL AND ENVIRONMENTAL ISSUES                                                   Case-by-Case

                                     PART C:
                                OTHER INFORMATION

Item 23. Exhibits

(a)(1)      Articles of Amendment and Restatement (14)

(a)(2)      Articles of Amendment (14)

(b)         Amended and Restated By-Laws (1)

(c)         Form of Instruments Defining Rights of Holders (set forth in the
            Articles of Amendment and Restatement) (2)

(d)(1) Form of Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. (2)

(d)(2)      Form of Sub-Advisory Agreement among ING Series Fund, Inc., ING
            Investments, LLC and Aeltus Investment Management, Inc. (Aeltus) (2)

(d)(3)      Form of Interim Sub-Advisory Agreement among ING Series Fund, Inc.,
            ING Investments, LLC and AIC Asset Management, LLC, on behalf of the
            ING Technology Fund (14)

(d)(4) Form of Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. (2)

(e)(1)      Form of Underwriting Agreement between ING Series Fund, Inc. and ING
            Funds Distributor, Inc. (2)

(e)(2)      Master Selling Dealer Agreement (1)

(f)         Directors' Deferred Compensation Plan (3)

(g)(1)      Form of Custody Agreement between ING Series Fund, Inc. and State
            Street Bank and Trust Company (2)

(g)(2)      Form of Custodian Agreement between ING Series Fund, Inc. and Brown
            Brothers Harriman & Company, on behalf of the ING International
            Growth Fund (2)

(g)(3)      Form of Recordkeeping Agreement between ING Series Fund, Inc. and
            State Street Bank and Trust Company (2)

(h)(1)      Form of Administration Agreement between ING Funds Services, LLC and
            ING Series Fund, Inc. (2)

(h)(2) Financial Guarantee Agreement among ING Series Fund, Inc., Aeltus and MBIA Insurance Corporation (MBIA) (4)

(h)(3)      First Amendment to Financial Guarantee Agreement (5)

(h)(4)      Second Amendment to Financial Guarantee Agreement (6)

(h)(5)      Third Amendment to Financial Guarantee Agreement (7)

(h)(6)      Fourth Amendment to Financial Guarantee Agreement (2)

(h)(7)      Fifth Amendment to Financial Guarantee Agreement (2)

(h)(8)      Sixth Amendment to Financial Guarantee Agreement (14)

(h)(9)      Custodian Service Agreement between ING Series Fund, Inc. and Mellon
            Bank, N.A., on behalf of PPF I (8)

(h)(10)     Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and
            Russell/Mellon Analytical Services, LLC (Russell/Mellon), on behalf of PPF I (8)

(h)(11)     Custodian Service Agreement between ING Series Fund, Inc. and Mellon
            Bank, N.A., on behalf of PPF II (8)

(h)(12)     Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and
            Russell/Mellon, on behalf of PP II (8)

(h)(13)     Custodian Service Agreement between ING Series Fund, Inc., and
            Mellon Bank N.A., on behalf of PPF III (9)

(h)(14)     Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and
            Russell/Mellon, on behalf of PPF III (9)

(h)(15)     Custodian Service Agreement between ING Series Fund, Inc. and Mellon
            Bank, N.A. on behalf of PPF IV (10)

(h)(16)     Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and
            Russell/Mellon, on behalf of PPF IV (10)

(h)(17)     Custodian Service Agreement between ING Series Fund, Inc. and Mellon
            Bank, N.A., on behalf of IPPF (1)

(h)(18)     Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and
            Russell/Mellon, on behalf of IPPF (1)

(h)(19)     Custodian Service and Monitoring Agreement among ING Series Fund,
            Inc., MBIA and State Street Bank and Trust Company (14)

(j)(1)      Consent of KPMG, LLP -- to be filed by subsequent Post-Effective
            Amendment.

(j)(2)      Consent of PricewaterhouseCoopers, LLP-- to be filed by subsequent
            Post-Effective Amendment.


(j)(3)      Consent of Goodwin Procter, LLP -- to be filed by subsequent
            Post-Effective Amendment.

(k)         Not applicable

(l)         Not applicable

(m)(1)      Form of Amended and Restated Distribution and Shareholder Services
            Plan (Class A) (2)

(m)(2)      Form of Amended and Restated Distribution and Shareholder Services
            Plan (Class B) (2)

(m)(3)      Form of Amended and Restated Distribution and Shareholder Services
            Plan (Class C) (2)

(m)(4)      Form of Amended and Restated Distribution and Shareholder Services
            Plan (Brokerage Cash Reserves) (6)

(m)(5)      Form of Amended and Restated Distribution and Shareholder Services
            Plan (Class O) (2)

(n)         Form of Amended and Restated Multiple Class Plan (2)

(o)         Not applicable

(p)(1)      Form of Pilgrim Group of Funds and Advisers Code of Ethics (2)

(p)(2)      Aeltus Investment Management, Inc. Code of Ethics (12)

(p)(3)      AIC Asset Management, LLC Code of Ethics (14)

(q)(1)      Powers of Attorney for Mmes Fighettius and Norgaard and Messrs. Fox,
            Hennessy, Roland, DePrince, Jr., Grove, Koch, McInerney, and Turner.
            (15)

(q)(2)      Powers of Attorney for Messrs. O'Dell and Obermeyer (16)

(1) Incorporated herein by reference to Post Effective Amendment No. 46 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 15, 2000.

(2) Incorporated herein by reference to Post Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 27, 2002.

(3) Incorporated herein by reference to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on January 16, 1998.

(4) Incorporated herein by reference to Post Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on October 6, 1999.

(5) Incorporated herein by reference to Post Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 18, 2000.

(6) Incorporated herein by reference to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2000.

(7) Incorporated herein by reference to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 28, 2001.

(8) Incorporated herein by reference to Post Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 16, 1999.

(9) Incorporated herein by reference to Post Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on June 28, 2000.

(10) Incorporated herein by reference to Post Effective Amendment No. 44 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on September 27, 2000.

(11) Incorporated herein by reference to Post Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2001.

(12) Incorporated herein by reference to Post Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on April 5, 2001.

(13) Incorporated herein by reference to Post Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on September 26, 1997.

(14) Incorporated herein by reference to Post Effective Amendment No. 54 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 24, 2002.

(15) Incorporated herein by reference to Post Effective Amendment No. 53 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on May 29, 2002.

(16) Incorporated herein by reference to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 28, 2002.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      ING Series Fund, Inc. is a Maryland corporation for which separate financial statements are filed. As of January 31, 2003, ING Life Insurance and Annuity Company (ILIAC) and its affiliates had the following interest in the series of the ING Series Fund, Inc., through direct ownership or through one of ILIAC's separate accounts:

                                                           %ILIAC
                                                           Class I
                                                           -------
ING Aeltus Money Market Fund                                46.71%
ING Bond Fund                                               55.59%
ING Government Fund                                         70.87%
ING Index Plus LargeCap Fund                                31.19%
ING Strategic Allocation Balanced Fund (Crossroads)         66.78%
ING Strategic Allocation Growth Fund (Ascent)               67.74%
ING Strategic Allocation Income Fund (Legacy)               48.35%

ILIAC is an indirect wholly owned subsidiary of ING Groep, N.V.

      A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 to Post-Effective Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216), as filed on April 9, 2001.

ITEM 25. INDEMNIFICATION

      Article 12, Section (d) of the Registrant's form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2003.

      Section XI.B of the Form of Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of the Administrator.

      Section 8 of the Form of Underwriting Agreement, incorporated herein by reference to Exhibit (e.1) to Registrant's Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

      Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights that those provided by statute.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

      Information as to the directors and officers of ING Investments, LLC (formerly, ING Pilgrim Investments, LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in it application for registration as a investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of Aeltus Investment Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Aeltus in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-

9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of AIC Asset Management, LLC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Aeltus in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-56227) filed under the Investment Adviser's Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

      (a) ING Funds Distributor, LLC (formerly, ING Funds Distributor, Inc.) is the principal underwriter for ING Series Fund, Inc. ING Mutual Funds; ING Funds Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Equity Trust; ING Senior Income Fund; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds, ING VP Growth and Income Portfolio; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Generation Portfolios, Inc. and ING GET Fund.

      (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

      (c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Series Fund, Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:

(a)   ING Series Fund, Inc.
      7337 East Doubletree Ranch Road
      Scottsdale,  Arizona   85258

(b)   ING Investments, LLC
      7337 East Doubletree Ranch Road
      Scottsdale,  Arizona   85258

(c)   ING Funds Distributor, LLC
      7337 East Doubletree Ranch Road
      Scottsdale,  Arizona   85258

(d)   State Street Bank and Trust Company
      801  Pennsylvania Avenue
      Kansas,  MO   64105

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston,  Massachusetts  02109-3661

(e)   DST Systems,  Inc.
      P.O. Box 419386
      Kansas City,  Missouri  64141

(f)   Aeltus Investment Management, Inc.
      10 State House Square
      Hartford,  Connecticut   06103-3602

      AIC  Asset Management,  LLC
      100 Pine Street, Suite 420
      San Francisco,  CA   94111

ITEM 29. MANAGEMENT SERVICES

      Not applicable.

ITEM 30. UNDERTAKINGS

      Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 1st day of August, 2003.

                                       ING SERIES FUND, INC.

                                       By:   /s/ Kimberly A. Anderson
                                             -----------------------------------
                                             Kimberly A. Anderson
                                             Vice President and Secretary

      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                   TITLE                          DATE
            ---------                   -----                          ----
                                        Director
----------------------------------                                August 1, 2003
          J. Scott Fox*

                                        President and Chief
                                        Executive Officer         August 1, 2003
----------------------------------
       James M. Hennessy*
                                        Executive Vice
                                        President and
                                        Principal Financial
                                        Officer                   August 1, 2003
----------------------------------
       Michael J. Roland*

                                        Director                  August 1, 2003
----------------------------------
    Albert E. DePrince, Jr.*

                                        Director                  August 1, 2003
----------------------------------
       Maria T. Fighetti*

                                        Director                  August 1, 2003
----------------------------------
          Sidney Koch*

                                        Director                  August 1, 2003
----------------------------------
       Thomas J. McInerny*

                                        Director                  August 1, 2003
----------------------------------
       Corine T. Norgaard*

                                        Director                  August 1, 2003
----------------------------------
        Joseph Obermeyer*

                                        Director                  August 1, 2003
----------------------------------
        Edward T. O'Dell*

*By:  /s/ Kimberly A. Anderson
      Kimberly A. Anderson
      Attorney-in-Fact**

** Executed pursuant to powers of attorney for J. Scott Fox, James M. Hennessy, Michael J. Roland, Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Thomas J. McInerney, Corine T. Norgaard and Edward T. O'Dell filed as an Exhibit to Registrant's Registration Statement on Form N-14 on November 20, 2002 and incorporated herein by reference. Executed pursuant to power of attorney for Joseph E. Obermeyer filed as an Exhibit to Registration Statement on Form N-14 on February 18, 2003 and incorporated herein by reference.